UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds
(Exact name of registrant as specified in charter)

928 Grand Boulevard
Kansas City, MO 64106
(Address of principal executive offices)

Scout Investments, Inc.
928 Grand Boulevard
Kansas City, MO 64106
(Name and address of agent for service)

Registrant's telephone number, including area code: (877) 726-8842

Date of fiscal year end: June 30

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Semi-Annual Report
December 31, 2013 (Unaudited)

International & Global Funds
Scout International Fund (UMBWX)
Scout Emerging Markets Fund (SEMFX)
Scout Global Equity Fund (SCGLX)

Domestic Equity Funds
Scout Mid Cap Fund (UMBMX)
Scout Small Cap Fund (UMBHX)

Fixed Income Funds
Scout Low Duration Bond Fund (SCLDX)
Scout Core Bond Fund
Institutional Class (SCCIX)
Class Y (SCCYX)
Scout Core Plus Bond Fund
Institutional Class (SCPZX)
Class Y (SCPYX)
Scout Unconstrained Bond Fund
Institutional Class (SUBFX)
Class Y (SUBYX)

Table of Contents

President’s Letter	1

International Fund	2

Emerging Markets Fund	7

Global Equity Fund	11

Mid Cap Fund	16

Small Cap Fund	21

Low Duration Bond Fund	25

Core Bond Fund	31

Core Plus Bond Fund	36

Unconstrained Bond Fund	42

Statements of Assets and Liabilities	48

Statements of Operations	52

Statements of Changes in Net Assets	54

Financial Highlights	57

Notes to Financial Statements	65

Expense Examples	78

Glossary of Investment Terms	79

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS SEMI-ANNUAL REPORT

President’s Letter

Dear Shareholder,

As we begin 2014, it’s a good time to reflect on some of the more unsettling economic and political events for markets in 2013. Anyone who watched the partisan gridlock in Washington during the government shutdown in October would have been hard pressed to imagine the bipartisan budget agreement in December. The Federal Reserve’s (Fed) decision to delay paring back their monthly asset purchases was the capital markets’ “September surprise.” When the Fed finally announced tapering would begin in December, the markets reacted in stride. Despite these events, the equity markets continued to climb and provided investors with solid returns during the second half of 2013.

For the six month period ended December 31, 2013, U.S. stocks, as represented by the S&P 500® Index, were up 16.31%. The MSCI EAFE Index, representing international stocks, slightly outpaced, with a return of 17.94%. While equity markets excelled, bond markets, as indicated by the Barclays U.S. Aggregate Bond Index, struggled in an environment of rising interest rates and returned 0.43% during the time period.

We believe 2014 will be a challenging year as well for the fixed income market with ongoing uncertainty and volatility to be expected. The Fed and other central banks continue to play very non-traditional roles in impacting markets and interest rates against a backdrop of significant worldwide debt in developed economies.

The challenges within the fixed income marketplace have driven investors to seek nontraditional approaches to fixed income investing. Mutual funds not limited by the parameters of a traditional benchmark, such as the Scout Unconstrained Bond Fund, have the flexibility and freedom to seek the best opportunities to maximize total return while preserving capital. The appetite for alternative fixed income funds is evident in the rapid asset growth during 2013.

At Scout, each fund provided investors with a positive absolute return during the trailing six month period, and many of the funds performed among the leaders within their category. I encourage you to read the letters provided in this report to learn about the opportunities and challenges that emerged for the Scout Funds during the time period.

Entering 2014, we remain confident our disciplined investment strategies will continue to serve investors well as the various management teams navigate the markets. Thank you for your continued trust and confidence in Scout Investments.

Andrew J. Iseman

President of the Funds

The Standard & Poor 500® Index (S&P 500®) is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges.

You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. To obtain a Prospectus or a Summary Prospectus, which contains this and other information about the Funds, call 800.996.2862 or visit scoutfunds.com. Please read the Prospectus or Summary Prospectus carefully before investing.

DECEMBER 31, 2013	1

International Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States.

Market Review

Equities benefited from significant tailwinds during the six month period ended December 31, 2013. Accommodative monetary policy, a steepening yield curve, benign inflation and worldwide economic growth all served to buoy markets, particularly in Europe as they continue to pull away from the devastating effects of 2008. Many countries are paring back austerity measures, while fiscal and monetary policies are in an accommodative stance. Economic news in Europe was encouraging, with positive Gross Domestic Product (GDP) numbers and higher Purchasing Managers Index (PMI) numbers signaling strength after a period of sustained weakness. Ted spreads (difference between U.S. Treasuries futures and Eurodollar futures) were at all-time lows, indicating reduced anxiety among market investors. The re-election of Angela Merkel in Germany settled some uncertainty and the country continues to lead the way in economic recovery.

In Japan, Prime Minister Abe continued to forge ahead with economic reform. While he has been able to achieve some goals, more difficult tasks lie ahead, perhaps making his agenda somewhat more difficult to achieve. Emerging markets weakened as the demand for commodities softened, inflation fears were fanned, and foreign direct investment dropped off.

Portfolio Review

During the six month period ended December 31, 2013, the Scout International Fund provided investors with a positive absolute return but lagged the MSCI EAFE Index. Overall, the Fund’s holdings in the consumer discretionary and financials sectors, specifically European automotive, retail and insurance companies, were the top contributors to relative performance. Detractors from performance were concentrated on a handful of holdings in the telecommunication services and materials sectors.

European financials continue to shine as our relative overweight position and preference for insurance companies provided a strong contribution to relative performance. Prudential PLC contributed to positive performance over the second half of 2013, and is an example of our preference for quality companies with long-term growth prospects. Its positive performance stems in large part from its lucrative Asian operations and variable annuity business in the United States. Following on that trend, AXA S.A. and Sampo, other European insurance companies, also added to positive portfolio performance.

The consumer discretionary sector has seen improvement as economies begin to recover from the recession. Continental A.G., a global supplier of auto parts and tires, has benefited from the release of pent -up consumer demand for cars. Additionally, they produce electronics and safety features, adding to our belief that this company will continue to expand. Continental solidly contributed to portfolio performance during 2013.

Another positive performer in consumer discretionary was Inditex S.A.. The world’s largest clothing retailer continues to open new storefronts around the world, and the success of the company’s online stores has captured investors’ attention. Despite impressive global expansion, Western Europe continues to account for more than 56% of sales, including 22% from the home market of Spain. We expect more good news from this company as Europe’s economies continue to expand.

The difficulty in the materials sector was primarily due to Nitto Denko Corp. A Japanese company specializing in plastics, Nitto cut its net income forecast in December 2013, missing analysts’ expectations. In addition, declining sales for screen films for TVs, tablets, and mobile devices likely contributed to this revision. Advanced Info Service PCL, based in Thailand, underperformed, as did telecommunications and emerging markets in general during the latter half of 2013. Advanced Info Service is Thailand’s largest mobile phone operator. An earnings miss, lowered guidance, along with increasing competition and margin compression negatively impacted performance.

From a country perspective, Germany was the primary contributor to relative performance. The Fund’s underweight allocation in Australia also provided a positive contribution to relative performance. Collectively, the Fund’s exposure in the emerging markets produced a negative return. Emerging markets struggled throughout the calendar year. As a result, the Fund has reduced its exposure, while maintaining the holdings with the most promising long-term growth prospects. Finally, while the Fund’s holdings in Japan provided positive returns, they failed to keep pace with the overall index, providing a drag on relative performance.

2	SCOUT FUNDS SEMI-ANNUAL REPORT

Outlook

We believe the larger picture of overall weaker growth and lower earnings across the emerging markets will mean continuing turbulence. We see Europe as a source of opportunity. Europe’s economic recovery is a few years behind the United States, likely due, in part, to its reliance on austerity measures rather than stimulus programs to fix economic problems. Because of this timing, and with fiscal and monetary policy accommodative, we are positive toward European stocks in 2014. The Euro is expected to weaken against the U.S. dollar as the Federal Reserve tapers its bond buying program, which is a positive sign for profitability. On a country basis, we believe Germany, with the region’s largest economy, will be at the forefront of growth although the most rapid rates of improvement should be evident in the periphery. Retail sales, manufacturing and industrial production are all up, making the consumer discretionary and industrial sectors attractive opportunities in 2014.

Prime Minister Abe’s continued efforts to bring about economic reform may encounter serious resistance and hamper growth as entrenched interests try to hold sway. We will be watching as Abe attempts his “third arrow” in the three-pronged approach. While we expect a soft landing, China’s efforts to reduce debt and still maintain substantial growth may mitigate our positive outlook.

James L. Moffett, CFA

Lead Portfolio Manager

Michael P. Fogarty, CFA

Co-Portfolio Manager

Michael D. Stack, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Fund, MSCI EAFE Index, MSCI ACWI ex USA Index and Lipper International Large-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI ACWI ex USA Index is a free, float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed or emerging markets, excluding the U.S. The Lipper International Large-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap growth companies strictly outside the U.S.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets involve even greater risks.

DECEMBER 31, 2013	3

International Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2013

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	13.14%	6.35%	13.03%	8.73%
MSCI EAFE Index*	22.78%	8.17%	12.44%	6.91%
MSCI ACWI ex USA Index*	15.29%	5.14%	12.81%	7.57%
Lipper International Large-Cap
Growth Funds Index*	18.45%	7.76%	13.32%	7.03%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. Different fee and expense structures were in effect prior to April 1, 2005. If the new fee and expense structure was in effect, performance for certain periods would have been lower. As of June 30, 2013, the gross/net expense ratio for the Fund was 1.02% (as disclosed in the most recent Prospectus) compared to the December 31, 2013 gross/net expense ratio of 1.00%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	International	MSCI EAFE*
Number of Equity Holdings	92	904
Weighted Average Market Cap	$56.58B	$63.02B
Weighted Median Market Cap	$36.43B	$41.40B
Price/Earnings Ratio (12 Month Tr.)	18.76	15.47
Price/Book Ratio	2.33	1.54
EPS Growth (Hist. 5 Yr.)	9.44%	8.45%
Return on Equity	17.58%	15.10%
Standard Deviation†	15.42%	16.25%
Sharpe Ratio†	0.47	0.55
Beta†	0.91	1.00
Alpha†	-1.04%	—
R-squared†	0.93	1.00
Upside Capture†	88%	100%
Downside Capture†	92%	100%
Turnover Ratio (Trailing 1 Year)	27%	—
% in Emerging Markets	8.31%	0.00%
Total Net Assets (in Millions)	$10,133.79	—
Inception Date	9/14/93	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI EAFE Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2013. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Prudential PLC	2.67%
Sampo	2.11%
Bayer A.G.	2.04%
HSBC Holdings PLC	2.01%
Inditex S.A.	1.94%
Kubota Corp.	1.88%
BNP Paribas S.A.	1.82%
FANUC Corp.	1.75%
AXA S.A.	1.70%
Aflac, Inc.	1.67%
Top 10 Equity Holdings Total	19.59%

Based on total investments as of December 31, 2013. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$29.14	$0.33	$—	$37.75
12/31/10	32.38	0.54	—	41.53
12/31/11	27.97	0.42	—	37.54
12/31/12	33.35	0.53	—	43.45
12/31/13	37.26	0.44	—	47.80

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

4	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

INTERNATIONAL FUND

	Shares	Value
COMMON STOCKS — 98.4%
AUSTRALIA — 3.6%
BHP Billiton Ltd.(a)	1,482,678	$101,118,640
CSL Ltd.	2,333,371	143,668,986
Woodside Petroleum Ltd.	2,217,240	77,009,496
Woolworths Ltd.	1,589,064	48,026,622
		369,823,744

CANADA — 4.0%
Canadian Natural Resources Ltd.(b)	2,011,795	68,079,143
Enbridge, Inc.(b)	3,412,043	149,038,038
Enbridge, Inc.	351,432	15,353,440
Imperial Oil Ltd.(b)	1,800,721	79,645,890
Magna International, Inc.(b)	1,102,597	90,479,110
		402,595,621

CHINA — 0.3%
AAC Technologies Holdings, Inc.	6,512,121	31,618,761

COLOMBIA — 0.6%
Bancolombia S.A.(a)	1,305,564	63,998,747

DENMARK — 0.9%
Novo Nordisk A/S(a)	510,210	94,266,400

FINLAND — 2.1%
Sampo — A Shares	4,349,870	213,807,869

FRANCE — 9.7%
Air Liquide S.A.(a)	3,387,039	96,090,296
AXA S.A.	6,195,066	172,241,414
BNP Paribas S.A.	2,365,724	184,369,603
Carrefour S.A.	3,105,479	123,082,749
Dassault Systemes	968,915	120,271,290
Essilor International S.A.	720,643	76,614,790
L’Oreal S.A.	331,145	58,174,737
LVMH Moet Hennessy Louis Vuitton S.A.	549,984	100,327,251
Technip S.A.(a)	2,328,146	56,248,007
		987,420,137

GERMANY — 15.3%
Adidas A.G.	912,599	116,373,133
Allianz S.E.(a)	6,800,537	123,293,736
BASF S.E.	1,180,361	125,984,903
Bayer A.G.(a)	1,457,250	206,929,500
Continental A.G.	738,951	162,340,287
Fresenius S.E. & Co. KGaA	827,403	127,233,956
Henkel A.G. & Co. KGaA(a)	1,429,254	166,765,357
Muenchener Rueckversicherungs A.G.	509,012	112,273,174
SAP A.G.(a)	1,716,853	149,606,570
Siemens A.G.	1,030,284	141,271,652
Volkswagen A.G.	416,883	117,319,100
		1,549,391,368

IRELAND — 1.0%
Ryanair Holdings PLC*(a)	2,090,781	98,120,352

ITALY — 1.4%
Luxottica Group S.p.A.(a)	1,940,021	104,605,932
Prada S.p.A	4,420,579	39,335,588
		143,941,520

JAPAN — 16.3%
FANUC Corp.	968,678	177,501,196
Fuji Heavy Industries Ltd.	5,582,995	160,449,466
Honda Motor Co., Ltd.(a)	2,804,101	115,949,576
Japan Tobacco, Inc.	4,515,095	146,915,583
JGC Corp.	3,571,277	140,150,586
Komatsu Ltd.	6,274,481	128,823,186
Kubota Corp.	11,444,491	189,832,395
Nitto Denko Corp.	2,411,185	101,956,048
Rakuten, Inc.	5,666,823	84,568,446
Sysmex Corp.	1,421,663	83,970,786
Terumo Corp.	1,443,910	69,711,468
Tokyo Electron Ltd.	1,827,587	100,705,017
Toyota Motor Corp.	2,441,950	148,898,116
		1,649,431,869

MEXICO — 1.4%
Grupo Financiero Banorte S.A.B. de C.V. — Class O	9,161,391	64,104,827
Wal-Mart de Mexico S.A.B. de C.V.(a)	3,098,865	80,942,354
		145,047,181

NETHERLANDS — 0.7%
Gemalto N.V.	655,523	72,153,522

SINGAPORE — 2.5%
Singapore Telecommunications Ltd.	46,069,832	133,609,814
United Overseas Bank Ltd.(a)	3,511,772	118,065,775
		251,675,589

SOUTH AFRICA — 2.2%
FirstRand Ltd.	28,533,394	97,622,832
MTN Group Ltd.	5,930,198	122,685,565
		220,308,397

SOUTH KOREA — 0.2%
Partron Co., Ltd.	1,348,285	18,257,873

SPAIN — 1.9%
Inditex S.A.	1,192,102	196,469,693

SWEDEN — 3.4%
Sandvik A.B.	6,422,983	90,651,249
SKF A.B.(a)	3,628,997	95,950,681
Svenska Cellulosa A.B. SCA — B Shares	5,179,598	159,571,062
		346,172,992

(Continued on next page)

DECEMBER 31, 2013	5

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013 (UNAUDITED)

INTERNATIONAL FUND (Continued)

	Shares	Value
SWITZERLAND — 9.9%
ABB Ltd.	5,491,068	$145,175,688
Adecco S.A.	1,337,420	106,167,401
Coca-Cola HBC A.G.	3,828,430	111,702,164
Givaudan S.A.	75,076	107,395,095
Nestle S.A.(a)	1,559,871	114,790,907
Novartis A.G.(a)	899,219	72,279,223
Roche Holding A.G.	586,382	164,251,770
Swatch Group A.G.	80,492	53,347,411
Syngenta A.G.(a)	1,588,375	126,974,697
		1,002,084,356

TAIWAN — 2.0%
Hon Hai Precision Industry Co., Ltd.	17,585,994	47,264,184
Largan Precision Co., Ltd.	864,000	35,222,709
Novatek Microelectronics Corp.	4,187,000	17,139,396
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	5,214,927	90,948,327
TPK Holding Co., Ltd.	1,493,000	8,816,683
		199,391,299

THAILAND — 0.8%
Advanced Info Service PCL	12,778,870	77,932,790

TURKEY — 0.7%
Turkcell Iletisim Hizmetleri A.S.*(a)	5,337,022	71,249,244

UNITED KINGDOM — 13.1%
Barclays PLC(a)	8,479,008	153,724,415
British American Tobacco PLC(a)	407,498	43,773,435
Compass Group PLC	4,367,329	70,004,545
Diageo PLC(a)	608,311	80,552,543
HSBC Holdings PLC(a)	3,684,639	203,134,148
Prudential PLC(a)	5,997,024	269,866,080
Reckitt Benckiser Group PLC	644,984	51,190,732
Rio Tinto PLC	693,986	39,181,078
Royal Dutch Shell PLC(a)	1,338,437	100,530,003
SABMiller PLC	2,406,998	123,598,291
Standard Life PLC	17,347,342	103,296,973
WPP PLC	3,753,367	85,769,936
		1,324,622,179

UNITED STATES — 4.4%
Aflac, Inc.	2,529,579	168,975,877
Covidien PLC	2,166,404	147,532,112
Mettler-Toledo International, Inc.*	521,199	126,437,666
		442,945,655

TOTAL COMMON STOCKS
(Cost $7,089,771,011) — 98.4%		9,972,727,158

SHORT-TERM INVESTMENTS — 1.3%
MONEY MARKET FUNDS
Federated Treasury Obligations Fund, 0.010%	29,000,000	29,000,000
Fidelity Institutional Government Portfolio, 0.010%	28,000,000	28,000,000
Fidelity Institutional Treasury Portfolio, 0.010%	77,100,000	77,100,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $134,100,000) — 1.3%		134,100,000

TOTAL INVESTMENTS
(Cost $7,223,871,011) — 99.7%		10,106,827,158

Other assets less liabilities — 0.3%		26,963,409

TOTAL NET ASSETS — 100.0%
(equivalent to $37.26 per share;
unlimited shares of $1.00 par value
capital shares authorized;
271,973,581 shares outstanding)		$10,133,790,567

PCL — Public Company Limited

PLC — Public Limited Company

*	Non-income producing security.

(a)	ADR — American Depositary Receipt.

(b)	Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

6	SCOUT FUNDS SEMI-ANNUAL REPORT

Emerging Markets Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Emerging Markets Fund seeks long-term growth of capital by investing in equity securities of emerging market companies or companies that derive a majority of their revenue from emerging market countries.

Market Review

2013 was a volatile year for emerging market equities, particularly during the six month period ended December 31, 2013. Emerging markets were plagued by concerns regarding the Federal Reserves’ tapering of its Quantitative Easing (QE) program. Many markets tumbled over these fears, as capital flowed to U.S. dollar-denominated investments. Moreover, the rising U.S. dollar threatened the earnings of many emerging markets businesses with U.S. dollar-denominated costs but local currency sales.

Portfolio Review

The Scout Emerging Markets Fund underperformed its benchmark, the MSCI Emerging Markets Index, during the six month period ended December 31, 2013. Nearly all of the underperformance can be traced to overweight or underweight positioning versus the Index in four countries; Indonesia, Turkey, China and South Korea. Indonesia and Turkey saw their currencies tumble, and the Fund’s overweight positioning in these countries had an adverse effect on relative performance. China, with its tight currency controls, and South Korea, arguably the most developed emerging market and often viewed as a relative safe haven, saw their currencies and stock markets hold up well during the time period. The Fund’s underweight positioning in these two countries hindered relative performance. While country allocation was a drag on relative performance, the Fund’s issue selection provided a positive contribution.

The two largest contributors to performance during the trailing six months were Kepler Weber S.A. and Haier Electronics Group Co., Ltd. Kepler Weber is Brazil’s leading manufacturer of grain silos. The firm’s balance sheet is solid, with almost enough cash to cover its debt, and its growth prospects are attractive. Brazil suffers from a lack of grain storage capacity. Ideally, a country would be able to store 125% of its annual grain production; Brazil can only store 67%. Growth in land under cultivation and the trend toward two growing seasons is only making the problem worse. During the second quarter of 2013, the Brazilian government announced a large increase in subsidized loans to help farmers build silos. The government initiative and good quarterly sales growth at Kepler Weber drove solid performance in the stock.

Haier Electronics, the second biggest contributor to relative performance, is China’s leading manufacturer of washing machines and water heaters. At the end of June, Haier’s balance sheet held $950 million in cash and only $163 million in debt, resulting in a very strong financial position. The firm holds significant market share leads in both washing machines and water heaters. We think the company’s key advantage, however, is its extensive distribution system. Unlike any peer that we have found, Haier can sell, deliver and service its products throughout China, including Tier 3 and Tier 4 cities. In a country beset with logistics and infrastructure problems, that’s no small feat. Moreover, Haier is increasingly opening up that distribution system to third parties. For example, Haier handles Amazon’s logistics in rural and small town China. Given the low penetration of washing machines and water heaters, as well as the general lack of good nationwide logistics platforms, we think Haier’s growth prospects are very attractive.

The two biggest detractors were Kalbe Farma Tbk P.T. and Mitra Adiperkasa Tbk P.T. Kalbe Farma, Indonesia’s largest health care company, was the biggest detractor from relative performance. Kalbe manufactures and sells branded and unbranded prescription drugs, baby food, formula, energy drinks and over-the-counter drugs. We think the shares suffered as investors anticipated the negative impact a weaker Indonesian rupiah could have on Kalbe’s earnings. Many of the company’s costs are denominated in the U.S. dollar, while sales are denominated in Rupiah. While it is true that currency fluctuations can crimp Kalbe’s earnings in the near-term, in our opinion the company has a bright long-term future. Kalbe’s many products — and numerous third-party health care products — are distributed through the firm’s modern logistics system, which reaches 100% of Indonesia’s hospitals, 90% of the country’s specialist doctors, and 80% of general practitioners. Beginning in 2014, the government will begin rolling out basic health care coverage for all Indonesians. We believe that Kalbe is in an attractive position to benefit from rising health care spending in Indonesia.

Mitra Adiperkasa operates department stores, specialty retailers and food chains in Indonesia. The firm is the exclusive franchisee for a long list of foreign brands, including Zara, Topshop, Marks & Spencer, Reebok, Converse, Tumi, Samsonite, Starbucks and many others. We believe the company’s shares suffered as the Indonesian Rupiah slumped, raising fears of an economic slowdown in Indonesia and driving up the costs Mitra pays for imported merchandise.

While those are valid near-term concerns, Mitra has the attributes we look for in a portfolio holding, particularly over the long-term. Mitra enjoys attractive growth opportunities. Indonesia boasts a young, increasingly wealthy population still very low on the consumption curve. Moreover, in our opinion, Mitra’s business is protected by durable competitive advantages. Other Indonesian retailers face a long, hard road overcoming the tremendous global brand equity established by many of Mitra’s foreign partners. The company’s long history of successfully managing foreign franchises in Indonesia gives the firm an advantage securing partnerships with new brands entering Indonesia. Mitra’s large portfolio of brands also enable it to fill significant space in new and existing Indonesian malls, giving the company a strong negotiating position with landlords.

DECEMBER 31, 2013	7

Emerging Markets Fund

Outlook

Emerging markets had a bumpy ride in 2013 due to currency concerns and talk of Fed tapering. While emerging markets tend to be more volatile, we take the longer-term view in our investment strategy. We strive to look past the ups and downs of stock prices and instead assess the ability of a business to succeed over time. We sift through the emerging markets, seeking individual companies with competitive advantages despite the volatile climate of this asset class.

Mark G. Weber, CFA

Lead Portfolio Manager

Eric D. Chenoweth, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Emerging Markets Fund, MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds, or mutual funds. It is not possible to invest directly in an index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, reduced liquidity and other factors. Investments in emerging markets, foreign currency exchange contracts, and a focus on particular countries, regions, industries, sectors or types of investments may involve greater risks. Small and mid cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

8	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2013

		Since
	1 Year	Inception‡

Scout Emerging Markets Fund	9.67%	12.27%
MSCI Emerging Markets Index*	-2.60%	2.92%
Lipper Emerging Market Funds Index*	-1.29%	3.85%

‡	Inception – October 15, 2012.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2013, the gross expense ratio for the Fund was 3.40% (as disclosed in the most recent Prospectus) compared to the December 31, 2013 gross expense ratio of 3.10%.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees/certain fund expenses through October 31, 2014, and may recoup previously waived expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

		MSCI
	Scout	Emerging
	Emerging Markets	Markets*

Number of Equity Holdings	40	824
Weighted Average Market Cap	$23.20B	$36.39B
Weighted Median Market Cap	$4.67B	$17.70B
Price to Earnings Ratio (12 Month Tr.)	19.73	12.06
Price/Book Ratio	2.96	1.48
EPS Growth (Hist. 5 Yr.)	19.67%	15.45%
Standard Deviation†	12.12%	11.44%
Sharpe Ratio†	1.05	0.30
Beta†	0.83	1.00
Alpha†	10.28%	—
R-squared†	0.61	1.00
Upside Capture†	119%	100%
Downside Capture†	57%	100%
Return on Equity	25.98%	17.57%
Turnover Ratio (Trailing 1 Year)	73%	—
Total Net Assets (in Millions)	$12.48	—
Inception Date	10/15/12	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI Emerging Markets Index over the since inception time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2013. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Haier Electronics Group Co., Ltd.	5.15%
Samsung Electronics Co., Ltd.	4.82%
Turk Traktor ve Ziraat Makineleri A.S.	3.85%
Kalbe Farma Tbk P.T.	3.81%
Kimberly-Clark de Mexico S.A.B. de C.V.	3.78%
Hypermarcas S.A.	3.77%
MTN Group Ltd.	3.60%
Megacable Holdings S.A.B. de C.V.	3.56%
Greatview Aseptic Packaging Co., Ltd.	3.50%
Hermes Microvision, Inc.	3.39%
Top 10 Equity Holdings Total	39.23%

Based on total investments as of December 31, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
10/15/12	$10.00	$—	$—	$10.00
12/31/12	10.49	—	—	10.49
12/31/13	11.25	0.21	0.04	11.50

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2013	9

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013 (uNAUDITED)

EMERGING MARKETS FUND

	Shares	Value
COMMON STOCKS — 97.6%
BRAZIL — 13.2%
AMBEV S.A.(a)	56,190	$412,997
Cielo S.A.	5,120	141,812
Hypermarcas S.A.	62,500	468,577
Kepler Weber S.A.	21,200	368,414
Odontoprev S.A.	62,000	258,322
		1,650,122
CHINA — 3.5%
Greatview Aseptic Packaging Co., Ltd.	738,000	435,892

COLOMBIA — 1.0%
Bancolombia S.A.(a)	2,600	127,452

HONG KONG — 5.1%
Haier Electronics Group Co., Ltd.	221,000	641,257

INDIA — 7.2%
Bharti Airtel Ltd.	51,800	276,565
Castrol India Ltd.	48,500	246,048
ITC Ltd.	48,500	252,360
Pidilite Industries Ltd.	27,600	127,503
		902,476
INDONESIA — 7.1%
Kalbe Farma Tbk P.T.	4,598,000	473,601
Mitra Adiperkasa Tbk P.T.	917,000	414,421
		888,022
KENYA — 2.2%
Safaricom Ltd.	2,171,500	273,010

MALAYSIA — 3.0%
IHH Healthcare Bhd*	91,200	107,474
Oldtown Bhd	332,800	264,168
		371,642
MEXICO — 10.5%
Grupo Herdez S.A.B. de C.V.	42,900	152,687
Grupo Lala S.A.B. de C.V.	112,500	249,100
Kimberly-Clark de Mexico S.A.B. de C.V. — Class A	165,600	470,298
Megacable Holdings S.A.B. de C.V.	130,962	442,943
		1,315,028
PERU — 2.1%
InRetail Peru Corp.*	16,497	260,653

RUSSIA — 2.5%
Magnit OJSC	1,130	316,913

SOUTH AFRICA — 6.2%
MTN Group Ltd.	21,660	448,108
Nampak Ltd.	84,400	329,876
		777,984
SOUTH KOREA — 5.9%
Samsung Electronics Co., Ltd.	360	469,097
Samsung Electronics Co., Ltd.(b)	200	130,600
Samsung Life Insurance Co., Ltd.	1,409	139,018
		738,715
TAIWAN — 8.8%
Ginko International Co., Ltd.	22,000	415,589
Hermes Microvision, Inc.	13,000	422,232
Pacific Hospital Supply Co., Ltd.	77,000	256,292
		1,094,113
TURKEY — 10.2%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	19,500	210,970
Arcelik A.S.	20,100	113,641
Koza Altin Isletmeleri A.S.	12,307	127,136
Turk Traktor ve Ziraat Makineleri A.S.	16,724	478,607
Turkcell Iletisim Hizmetleri A.S.*(a)	25,466	339,971
		1,270,325
UNITED ARAB EMIRATES — 2.6%
Aramex PJSC	385,600	319,146

UNITED STATES — 6.5%
Anadarko Petroleum Corp.	3,518	279,048
National Oilwell Varco, Inc.	4,173	331,879
Schlumberger Ltd.	2,167	195,268
		806,195
TOTAL COMMON STOCKS
(Cost $11,349,890) — 97.6%		12,188,945

TOTAL INVESTMENTS
(Cost $11,349,890) — 97.6%		12,188,945

Other assets less liabilities — 2.4%		294,953

TOTAL NET ASSETS — 100.0%
(equivalent to $11.25 per share;
unlimited shares of $1.00 par value
capital shares authorized;
1,109,584 shares outstanding)		$12,483,898

   OJSC — Open Joint Stock Company

   PJSC — Private Joint Stock Company

* Non-income producing security.

(a) ADR — American Depository Receipt.

(b) GDR — Global Depository Receipt.

See accompanying Notes to Financial Statements.

10	SCOUT FUNDS SEMI-ANNUAL REPORT

Global Equity Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Global Equity Fund seeks long-term growth of capital by investing primarily in equity securities of companies that are located anywhere in the world, including emerging markets.

Market Review

Global equities benefited from significant tailwinds during the six month period ended December 31, 2013. Accommodative monetary policy, steady profit growth, a steepening yield curve, benign inflation, and worldwide economic growth all served to buoy markets, particularly in Europe and the United States. Europe, slightly behind the United States in the worldwide recovery, continues to pull away from the devastating effects of 2008. Many countries are paring back austerity measures. Fiscal and monetary policies are in an accommodative position. Economic news in Europe was encouraging, with positive Gross Domestic Product (GDP) numbers and higher Purchasing Managers Index (PMI) numbers, signaling strength. Ted spreads (difference between U.S. Treasuries futures and Eurodollar futures) were at all-time lows, signaling reduced anxiety among market investors. The re-election of Angela Merkel in Germany settled some uncertainty, and the country continues to lead the way in economic recovery.

U.S. markets remain up, and 2013 was a great year for equities. Economic growth has been slow but steady, with 1.5%-2% GDP. The U.S. dollar is strengthening, and inflation is low. Interest rates are expected to remain low, the housing market is strengthening, and unemployment is slowly declining. All signs point to positive growth for the economy. Opportunities for investors in this environment abound.

In Japan, Prime Minister Abe continued to forge ahead with economic reform. While he has been able to achieve some goals, more difficult plans lie ahead, perhaps making his agenda somewhat more difficult to achieve. For example, the consumption tax going into effect in April 2014 may put pressure on the consumer. Emerging markets weakened as the demand for commodities softened, inflation fears were fanned, and foreign direct investment dropped off.

Portfolio Review

The Scout Global Equity Fund provided investors with a positive absolute return during the period but trailed its benchmark, the MSCI World Index, slightly. Top-performing sectors for the Fund included financials and consumer discretionary, while information technology and consumer staples underperformed. Individual positive performers in the Fund included Avago Technologies Ltd., Haier Electronics Group Co., Ltd. and Akorn, Inc.

Avago Technologies reported sales growing at 20% per annum with a 20% return on equity (ROE). Avago produces semiconductors, and the product currently driving the company’s growth is a radio frequency filter. Used in many cell phones, Avago’s filter reduces radio frequency “noise,” thereby helping cell phones to run more efficiently. Haier Electronics is China’s leading manufacturer of washing machines and water heaters and holds significant market share. Haier has a strong distribution system, and, in a country with many rural areas, this is an attractive prospect. Akorn manufactures and markets diagnostic and therapeutic ophthalmic pharmaceuticals, niche hospital drugs and injectable pharmaceuticals. In 2014, Akorn is expected to close the purchase of generic pharmaceutical manufacturer Hi-Tech Pharmacal to create a company with a pipeline of roughly 75 filings at the FDA.

Cash holdings detracted from performance as well as holdings Sysmex Corp., Apple, Inc. and Ryanair Holdings PLC. Even though Apple launched a new phone during the second half of 2013, the management team sold the Fund’s positions in the stock. While sales will undoubtedly continue to be strong, we believe their current profit margins are not sustainable over the long-term. They face solid competition from Samsung and Google, two firms that could likely chip away at their market domination. Following that, it seems that Apple’s innovation in the marketplace is eroding. While the iPhone and iPad lead the market, other products have caught up or exceeded their features. Additionally, we do not believe that Apple is well positioned for emerging markets due to its expensive product line.

Sysmex, a world leader in hematology equipment and supplies, experienced weakness in the second half of the year as European sales slowed, a bribery investigation in China loomed, and promising emerging markets faded. Ryanair, a European leader in economy air travel, also saw its share price drop sharply over the summer months. The summer heat wave, combined with increased price competition and added industry capacity, spooked the markets and the stock retreated. Both Sysmex and Ryanair remain world-class companies with promising futures.

Outlook

We believe equities are poised for further positive returns as 2014 unfolds. We see Europe as a source of opportunity. Countries are returning to growth and even the peripheral countries such as Greece, Portugal and Ireland appear to be recovering. The Euro is expected to weaken against the U.S. dollar as the Federal Reserve tapers its bond buying program — a positive sign for profitability. On a country basis, we believe Germany, with the region’s largest economy, will be at the forefront of growth. Retail sales, manufacturing and industrial production are all up, making the consumer discretionary and industrial sectors attractive opportunities in 2014. We are cautious about prospects in France, with sinking growth and no policies in place to change it. Labor interests and a soft labor market also may hinder economic prospects.

DECEMBER 31, 2013	11

Global Equity Fund

Prime Minister Abe’s continued efforts to bring about economic reform may encounter serious resistance and hamper growth as entrenched interests try to hold sway. We will be watching as Prime Minister Abe attempts his “third arrow” in the three-pronged approach. After outstanding growth for a number of years, China appears to be slowing. While we expect a soft landing, China’s efforts to reduce debt and still maintain substantial growth may mitigate a positive outlook.

Gary N. Anderson, CFA

Co-Lead Portfolio Manager

James A. Reed II, JD, CFA

Co-Lead Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Global Equity Fund, MSCI World Index and Lipper Global Multi-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

REGION/COUNTRY ALLOCATION (Unaudited)

(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small and mid cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength, and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Focusing on particular countries, regions, industries, sectors or types of investments, may cause greater risk of adverse developments in the Fund. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

12	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2013

		Since
	1 Year	Inception‡
Scout Global Equity Fund	23.62%	9.96%
MSCI World Index*	26.68%	11.60%
Lipper Global Multi-Cap Growth Funds Index*	25.75%	9.07%

‡	Inception – June 30, 2011.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2013, the gross expense ratio for the Fund was 4.80% (as disclosed in the most recent Prospectus) compared to the December 31, 2013 gross expense ratio of 3.79%.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees/certain fund expenses through October 31, 2014, and may recoup previously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	MSCI
	Global Equity	World*
Number of Equity Holdings	121	1,620
Weighted Average Market Cap	$63.04B	$88.88B
Weighted Median Market Cap	$23.41B	$48.87B
Price to Earnings Ratio (12 Month Tr.)	19.85	16.98
Price/Book Ratio	2.75	2.02
EPS Growth (Hist. 5 Yr.)	11.51%	9.82%
Return on Equity	18.76%	18.46%
Standard Deviation†	13.76%	14.30%
Sharpe Ratio†	0.71	0.79
Beta†	0.95	1.00
Alpha†	-0.92%	—
R-squared†	0.97	1.00
Upside Capture†	93%	100%
Downside Capture†	97%	100%
Turnover Ratio (Trailing 1 Year)	105%	—
% in Emerging Markets	3.97%	0.00%
Total Net Assets (in Millions)	$8.11	—
Inception Date	6/30/11	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI World Index over the since inception time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2013. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
WisdomTree Japan Hedged Equity Fund (ETF)	3.36%
iShares S&P 100 (ETF)	3.29%
General Electric Co.	2.12%
Google, Inc.	2.09%
Marsh & McLennan Cos., Inc.	2.08%
Boeing Co.	1.92%
Walt Disney Co.	1.70%
Gulfport Energy Corp.	1.65%
Adobe Systems, Inc.	1.65%
Microsoft Corp.	1.62%
Top 10 Equity Holdings Total	21.48%

Based on total investments as of December 31, 2013. Subject to change.

ETF — Exchange-Traded Fund

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
6/30/11	$10.00	$—	$—	$10.00
12/31/11	8.88	0.01	—	8.89
12/31/12	10.15	0.09	—	10.25
12/31/13	12.50	0.04	—	12.64

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2013	13

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013 (UNAUDITED)

GLOBAL EQUITY FUND

	Shares	Value

COMMON STOCKS — 91.3%
AUSTRIA — 1.2%
Erste Group Bank A.G. (a)	5,420	$95,392

BRAZIL — 0.8%
AMBEV S.A.(a)	4,500	33,075
Hypermarcas S.A.	3,700	27,740
		60,815
CANADA — 1.4%
Canadian Pacific Railway Ltd.(b)	642	97,147
Catamaran Corp.*	375	17,805
		114,952
CHINA — 1.0%
Greatview Aseptic Packaging Co., Ltd.	49,000	28,941
Qihoo 360 Technology Co., Ltd.*(a)	594	48,738
		77,679
FINLAND — 1.3%
Sampo — A Shares	2,181	107,202

FRANCE — 3.7%
Air Liquide S.A.(a)	2,114	59,974
AXA S.A.	2,296	63,836
BNP Paribas S.A.(a)	1,475	57,820
Dassault Systemes	553	68,644
Technip S.A.(a)	2,131	51,485
		301,759
GERMANY — 3.8%
Adidas A.G.(a)	1,039	66,735
BASF S.E.(a)	740	79,765
Bayer A.G.(a)	756	107,352
Bayerische Motoren Werke A.G.(a)	1,447	57,055
		310,907
HONG KONG — 2.1%
Haier Electronics Group Co., Ltd.	18,000	52,229
Sands China Ltd.	14,776	120,715
		172,944
INDONESIA — 0.3%
Kalbe Farma Tbk P.T.	250,500	25,802

IRELAND — 1.5%
Bank of Ireland*(a)	2,900	41,789
Ryanair Holdings PLC*(a)	1,683	78,983
		120,772
JAPAN — 5.0%
JGC Corp.*(a)	958	74,820
Kao Corp.(a)	2,079	65,801
Kubota Corp.(a)	1,082	90,455
Sysmex Corp.	1,400	82,691
Toyota Motor Corp. (a)	759	92,537
		406,304
MEXICO — 0.3%
Kimberly-Clark de Mexico S.A.B. de C.V. — Class A	9,700	27,548

NETHERLANDS — 1.0%
Core Laboratories N.V.	404	77,144

SINGAPORE — 0.8%
United Overseas Bank Ltd.(a)	1,865	62,701

SOUTH AFRICA — 0.4%
MTN Group Ltd.	1,467	30,350

SPAIN — 0.8%
Banco Bilbao Vizcaya Argentaria S.A.(a)	5,352	66,311

SWEDEN — 1.1%
Hennes & Mauritz A.B.(a)	9,980	91,417

SWITZERLAND — 2.1%
Nestle S.A.(a)	1,267	93,239
Roche Holding A.G.(a)	1,102	77,360
		170,599
TAIWAN — 0.9%
Ginko International Co., Ltd.	2,000	37,781
Hermes Microvision, Inc.	1,000	32,479
		70,260
TURKEY — 0.3%
Turk Traktor ve Ziraat Makineleri A.S.	900	25,756

UNITED KINGDOM — 3.8%
Diageo PLC(a)	592	78,393
Prudential PLC(a)	2,271	102,195
Vodafone Group PLC(a)	3,179	124,966
		305,554
UNITED STATES — 57.7%
Actavis PLC*	681	114,408
Adobe Systems, Inc.*	2,230	133,532
ADTRAN, Inc.	777	20,987
Akorn, Inc.*	2,084	51,329
Alaska Air Group, Inc.	356	26,120
Allergan, Inc.	626	69,536
Anadarko Petroleum Corp.	675	53,541
Applied Materials, Inc.	6,000	106,140
Avago Technologies Ltd.	2,136	112,973
Avnet, Inc.	550	24,261
Boeing Co.	1,140	155,599
Bruker Corp.*	1,505	29,754
Buckle, Inc.	365	19,184
Carpenter Technology Corp.	468	29,110
Centene Corp.*	508	29,947
Chart Industries, Inc.*	525	50,211
Chevron Corp.	845	105,549
CNO Financial Group, Inc.	2,081	36,813
Cooper Cos., Inc.	25	3,096
Cracker Barrel Old Country Store, Inc.	301	33,131
Cree, Inc.*	450	28,157
DaVita Healthcare Partners, Inc.*	625	39,606
Discover Financial Services	1,856	103,843
Dominion Resources, Inc.	1,334	86,296

14	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

GLOBAL EQUITY FUND (Continued)

	Shares	Value

UNITED STATES (Continued)
Exelis, Inc.	575	$10,960
Fifth & Pacific Cos., Inc.*	350	11,225
Fusion-io, Inc.*	2,979	26,543
Generac Holdings, Inc.	550	31,152
General Electric Co.	6,118	171,488
Google, Inc. — Class A*	151	169,227
Gulfport Energy Corp.*	2,115	133,562
Hartford Financial Services Group, Inc.	2,550	92,386
IAC/InterActiveCorp	575	39,497
JM Smucker Co.	213	22,071
KeyCorp	5,675	76,158
Kirby Corp.*	350	34,737
Kraft Foods Group, Inc.	2,073	111,776
Lincoln National Corp.	1,100	56,782
Liquidity Services, Inc.*	1,217	27,577
Louisiana-Pacific Corp.*	875	16,196
Manpowergroup, Inc.	250	21,465
Marsh & McLennan Cos., Inc.	3,485	168,535
Mettler-Toledo International, Inc.*	368	89,273
Microsoft Corp.	3,500	131,005
Mid-America Apartment Communities, Inc. REIT	419	25,450
Monsanto Co.	1,047	122,028
NETGEAR, Inc.*	960	31,622
Oasis Petroleum, Inc.*	250	11,743
Panera Bread Co. — Class A*	135	23,853
Perrigo Co. PLC	525	80,566
Pfizer, Inc.	2,214	67,815
Pioneer Natural Resources Co.	559	102,895
priceline.com, Inc.*	17	19,761
Procter & Gamble Co.	1,018	82,875
Questar Corp.	1,225	28,163
Salix Pharmaceuticals Ltd.*	471	42,362
Semtech Corp.*	1,055	26,670
Steiner Leisure Ltd.*	546	26,858
Stoneridge, Inc.*	1,162	14,816
Team Health Holdings, Inc.*	879	40,038
Tesoro Corp.	600	35,100
Texas Instruments, Inc.	1,900	83,429
Textron, Inc.	820	30,143
Trinity Industries, Inc.	259	14,121
TripAdvisor, Inc.*	690	57,153
Triumph Group, Inc.	340	25,864
TRW Automotive Holdings Corp.*	950	70,670
Tyson Foods, Inc. — Class A	1,775	59,391
U.S. Bancorp	3,241	130,936
U.S. Silica Holdings, Inc.	1,025	34,963
ValueClick, Inc.*	1,494	34,915
Verizon Communications, Inc.	2,030	99,754
Waddell & Reed Financial, Inc. — Class A	547	35,621
Walt Disney Co.	1,801	137,596
Weight Watchers International, Inc.	802	26,410
Yelp, Inc.*	800	55,160
Zoetis, Inc.	2,990	97,743
		4,681,222
TOTAL COMMON STOCKS
(Cost $5,881,502) — 91.3%		7,403,390

EXCHANGE-TRADED FUNDS — 7.6%
JAPAN — 4.3%
Nomura NEXT FUNDS TOPIX-17 Banks ETF	666	75,321
WisdomTree Japan Hedged Equity Fund	5,354	272,197
		347,518
UNITED STATES — 3.3%
iShares S&P 100 ETF	3,234	266,320

TOTAL EXCHANGE-TRADED FUNDS
(Cost $591,689) — 7.6%		613,838

TOTAL INVESTMENTS
(Cost $6,473,191) — 98.9%		8,017,228

Other assets less liabilities — 1.1%		89,917

TOTAL NET ASSETS — 100.0%
(equivalent to $12.50 per share;
unlimited shares of $1.00 par value
capital shares authorized;
648,786 shares outstanding)		$8,107,145

ETF — Exchange Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a) ADR — American Depositary Receipt.

(b) Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2013	15

Mid Cap Fund

OBJECTIVE & STRATEGY (Unaudited)
The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of mid cap companies.

Market Review

The Scout Mid Cap Fund, outpacing the Russell Midcap® Index by 2.46%, produced a total return of 19.19% during the six month period ended December 31, 2013. Investors appeared to become more confident of better growth in the United States and less concerned over systemic risks. Manufacturing activity increased, with particular gains in the motor vehicle and high-tech industries. The Federal Reserves’ (Fed) decision to reduce its Quantitative Easing (QE) program in December was not met with investor concern. Despite a government shutdown and concerns about violating the Federal debt ceiling, equity markets marched higher with only minor interruptions.

Portfolio Review

We began 2013 with bullish portfolio positioning and maintained that stance throughout the year as the economy continued to recover at a moderate pace. During the latter half of 2013, holdings within the financials, information technology and consumer discretionary sectors drove performance. Within these sectors, the top performers were Lincoln National Corp., IAC/InterActive Corp. and Fifth & Pacific Cos., Inc.

Lincoln was the largest contributor to performance during the second half of the year. Rising revenues and inflows from increased sales and assets benefited the company. We believe the company’s variable annuity business could benefit from a more consolidated industry due to the exit of a large competitor from the marketplace. A robust capital market environment added to the tailwind. Lincoln, along with other asset-sensitive financials, also benefited as talk of tapering QE caused interest rates to rise, which should be an eventual positive for earnings. IAC/InterActive, owner of websites such as Match.com and Ask.com, also was a top contributor as the firm announced a corporate reorganization, which could potentially lead to a spinoff of Match. com. IAC/InterActive is chaired by Barry Diller who has a successful track record of creating value for shareholders by reorganizing his companies. Fifth & Pacific Cos., Inc., a leading fashion company and designer of top global lifestyle brands, was another positive contributor to performance. The company posted strong sales results in their Kate Spade division. We favor their decision to sell the non-core Lucky and Juicy Couture brands, which should help investors focus on the fast growing Kate Spade line.

Gulfport Energy Corp. was another positive in the portfolio. Gulfport owns significant acreage in the Utica Shale of Ohio. Recent well results indicate that the Utica contains abundant, low-cost fuels, particularly natural gas. Furthermore, Gulfport owns a 25% stake in the Grizzly oil sands project in Canada, and first production is expected to come online soon.

The primary offsets to positive performers came from the Fund’s holdings in Questar Corp. and JM Smucker Co., as well as cash drag, during the strong market rally. Questar Corp., a gas utility company based in Utah, experienced a rocky 2013. The stock started strong during the first part of the fiscal year but pulled back significantly during August. We initially held a position because of the company’s plans to reverse and refit a gas pipeline to carry crude oil, a project that could have produced an incremental $130 million of EBITDA (Earnings Before Interest Taxes Depreciation and Amortization) for Questar. We were disappointed when Questar chose to convert one section, rather than the entire pipeline, decreasing the incremental EBITDA. In addition to this bad news, utilities suffered in general due to rising interest rates. We continue to hold a position in Questar because of its stable rate-base growth and investment in ancillary business, which allow it to earn a strong return on equity. Similar to Questar, JM Smucker experienced a difficult 2013. After experiencing a strong run during the first part of the year, the stock underperformed in the second half of the year. Trends in grocery stores were generally weak, as we believe consumers “de-stocked” their pantries, possibly to offset large ticket purchases in household durables and autos. Smucker also suffered as store-brand, single-serve coffee pods took some market share from the branded versions that Smucker sells.

Chart Industries, Inc. was a strong performer for most of the year. But during the final quarter of 2013, Chart sold off following its earnings report, which was weak due to some Chinese orders being unexpectedly pushed into the next year. We continue to believe that the market for liquefied natural gas will grow as the economic incentive to switch to this cost effective and clean fuel source increases demand. We believe Chart is well positioned to benefit from growth in the world LNG market. Hatteras Financial Corp. was hurt as mortgage interest rates rose during the second half of the year. While we initially believed that hedges the firm had in place would shield it from a declining book value, those hedges were not as effective as anticipated. With higher interest rates likely due to tapering by the Fed, we exited our positions in mortgage REITs.

16	SCOUT FUNDS SEMI-ANNUAL REPORT

Outlook

As 2014 continues to unfold, we continue to be moderately bullish, believing that the economy can maintain its measured growth. The Fund maintains a beta of slightly more than 1.0 to reflect this view. We believe the slow tapering of the Fed’s QE program will not derail economic growth in the United States, although some economic stress is showing up in selected emerging markets. The passage of a compromise budget in December 2013 gives us hope for smoother sailing in Washington relative to the experience of the past few years. We are watching the implementation of the Affordable Care Act and the impact it may have on both the health care and consumer sectors. The Fund continues to be constructed with an emphasis on company- and industry-specific fundamentals rather than large sector positions. We especially favor companies that execute accretive mergers, introduce new growth strategies and implement cost-cutting initiatives. At the industry level, we are focusing on those industries reaping the benefits of consolidation with strong pricing power. Finally, we expect some benefits to U.S. consumers as inflation falls as a result of expected weakness in commodity markets due to the economic problems in some emerging markets.

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate II, CFA

Co-Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell Midcap® Index is a subset of the Russell 1000® Index and measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index. The Lipper Mid-Cap Core Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in mid-cap core companies.

REITs – Real Estate Investment Trusts

Beta is a measure of the fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market, and a portfolio with a beta less than 1 is less volatile than the market.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

DECEMBER 31, 2013	17

Mid Cap Fund

COMPARATIVE RATES OF RETURN (Unaudited)
as of December 31, 2013

				Since
	1 Year	3 Years	5 Years	Inception‡
Scout Mid Cap Fund	37.68%	14.92%	23.36%	12.37%
Russell Midcap® Index*	34.76%	15.88%	22.36%	8.18%
Lipper Mid-Cap Core Funds Index*	35.04%	14.00%	20.68%	7.95%

‡	Inception – October 31, 2006.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2013, the gross/net expense ratio for the Fund was 1.07% (as disclosed in the most recent Prospectus) compared to the December 31, 2013 gross/net expense ratio of 1.02%.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell
	Mid Cap	Midcap®*
Number of Equity Holdings	99	820
Weighted Average Market Cap	$9.69B	$11.48B
Weighted Median Market Cap	$8.26B	$10.43B
Price to Earnings Ratio (12 Month Tr.)	20.18	19.77
Price/Book Ratio	2.38	2.69
EPS Growth (Hist. 5 Yr.)	14.26%	11.11%
Return on Equity	15.04%	15.11%
Standard Deviation†	13.78%	14.03%
Sharpe Ratio†	1.06	1.11
Beta†	0.94	1.00
Alpha†	0.06%	—
R-squared†	0.92	1.00
Upside Capture†	95%	100%
Downside Capture†	96%	100%
Turnover Ratio (Trailing 1 Year)	119%	—
Total Net Assets (in Millions)	$2,166.31	—
Inception Date	10/31/06	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell Midcap® Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2013. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Gulfport Energy Corp.	4.69%
Hartford Financial Services Group, Inc.	3.74%
KeyCorp.	3.27%
Perrigo Co. PLC	3.12%
TRW Automotive Holdings Corp.	2.91%
Yelp, Inc.	2.85%
Lincoln National Corp.	2.53%
Tyson Foods, Inc.	2.50%
TripAdvisor, Inc.	2.31%
DaVita Healthcare Partners, Inc.	2.11%
Top 10 Equity Holdings Total	30.03%

Based on total investments as of December 31, 2013. Subject to change.

PLC – Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$10.95	$0.04	$—	$11.90
12/31/10	13.36	0.10	0.54	14.95
12/31/11	12.72	0.50	0.16	14.97
12/31/12	13.67	0.24	0.06	16.22
12/31/13	17.81	0.44	0.55	21.35

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

18	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

MID CAP FUND

	Shares	Value

COMMON STOCKS — 98.1%
CONSUMER DISCRETIONARY — 19.4%
Advance Auto Parts, Inc.	100,200	$11,090,136
AutoZone, Inc.*	13,597	6,498,550
Buffalo Wild Wings, Inc.*	133,075	19,588,640
Cabela’s, Inc.*	181,425	12,093,790
Chipotle Mexican Grill, Inc.*	40,169	21,401,240
Discovery Communications, Inc. — Class C*	94,500	7,924,770
Dollar Tree, Inc.*	169,375	9,556,138
DR Horton, Inc.	676,450	15,098,364
Expedia, Inc.	131,575	9,165,515
Fifth & Pacific Cos., Inc.*	627,800	20,133,546
Harley-Davidson, Inc.	159,575	11,048,973
HomeAway, Inc.*	413,550	16,905,924
Life Time Fitness, Inc.*	283,675	13,332,725
LKQ Corp.*	603,225	19,846,102
Michael Kors Holdings Ltd.*(a)	97,750	7,936,323
NetFlix, Inc.*	38,025	13,999,664
Nordstrom, Inc.	51,675	3,193,515
Panera Bread Co. — Class A*	120,407	21,274,713
Polaris Industries, Inc.	147,100	21,423,644
priceline.com, Inc.*	21,133	24,564,999
TripAdvisor, Inc.*	602,213	49,881,303
TRW Automotive Holdings Corp.*	846,813	62,994,419
Wynn Resorts Ltd.	103,000	20,003,630
		418,956,623
CONSUMER STAPLES — 4.7%
Hormel Foods Corp.	193,950	8,760,722
JM Smucker Co.	279,403	28,951,739
Sprouts Farmers Market, Inc.*	279,303	10,733,614
Tyson Foods, Inc. — Class A	1,618,525	54,155,846
		102,601,921
ENERGY — 11.9%
Antero Resources Corp.*	265,670	16,854,105
Bristow Group, Inc.	63,150	4,740,039
Cabot Oil & Gas Corp.	783,100	30,352,956
Diamondback Energy, Inc.*	250,300	13,230,858
Energy XXI Bermuda Ltd.(a)	413,400	11,186,604
Gulfport Energy Corp.*	1,605,889	101,411,890
Oasis Petroleum, Inc.*	232,675	10,928,745
Tesoro Corp.	354,650	20,747,025
Tidewater, Inc.	437,025	25,902,472
Western Refining, Inc.	302,921	12,846,879
WPX Energy, Inc.*	505,950	10,311,261
		258,512,834
FINANCIALS — 16.7%
Arch Capital Group Ltd.*(a)	142,807	8,524,150
Comerica, Inc.	923,400	43,898,436
Hartford Financial Services Group, Inc.	2,234,250	80,946,877
KeyCorp.	5,279,150	70,846,193
Lincoln National Corp.	1,060,663	54,751,424
NASDAQ OMX Group, Inc.	375,550	14,946,890
Principal Financial Group, Inc.	869,475	42,873,812
Reinsurance Group of America, Inc.	158,900	12,300,449
Signature Bank*	257,075	27,614,997
Validus Holdings Ltd.(a)	102,675	4,136,776
		360,840,004
HEALTH CARE — 9.6%
Acorda Therapeutics, Inc.*	295,525	8,629,330
Catamaran Corp.*(a)	457,150	21,705,482
Cooper Cos., Inc.	50,825	6,294,168
DaVita Healthcare Partners, Inc.*	719,300	45,582,041
HMS Holdings Corp.*	419,250	9,529,553
Humana, Inc.	72,701	7,504,197
MEDNAX, Inc.*	204,725	10,928,221
Perrigo Co. PLC (a)	440,525	67,602,966
Universal Health Services, Inc. — Class B	76,850	6,244,831
Zimmer Holdings, Inc.	258,050	24,047,679
		208,068,468
INDUSTRIALS — 11.8%
AGCO Corp.	194,475	11,510,975
Chart Industries, Inc.*	216,325	20,689,323
Exelis, Inc.	1,125,849	21,458,682
Fluor Corp.	87,775	7,047,455
Generac Holdings, Inc.	497,600	28,184,064
Jacobs Engineering Group, Inc.*	161,625	10,180,759
JetBlue Airways Corp.*	1,674,050	14,313,128
Manpowergroup, Inc.	267,175	22,939,645
Parker Hannifin Corp.	130,650	16,806,816
Southwest Airlines Co.	783,750	14,765,850
Textron, Inc.	842,309	30,963,279
Towers Watson & Co. — Class A	127,375	16,254,324
Trinity Industries, Inc.	345,111	18,815,452
United Rentals, Inc.*	282,350	22,009,182
		255,938,934

(Continued on next page)

DECEMBER 31, 2013	19

SCHEDULE OF INVESTMENTS
December 31, 2013 (Unaudited)

MID CAP FUND (Continued)

	Shares	Value

INFORMATION TECHNOLOGY — 16.0%
Applied Materials, Inc.	476,475	$8,428,843
Arrow Electronics, Inc.*	200,425	10,873,056
Avago Technologies Ltd.(a)	413,175	21,852,826
Avnet, Inc.	1,005,200	44,339,372
Computer Sciences Corp.	575,600	32,164,528
Cree, Inc.*	386,248	24,167,537
DST Systems, Inc.	162,275	14,724,834
FEI Co.	111,700	9,981,512
IAC/InterActiveCorp.	564,450	38,772,070
iGATE Corp.*	200,425	8,049,068
JDS Uniphase Corp.*	1,029,100	13,357,718
Lam Research Corp.*	299,600	16,313,220
Linear Technology Corp.	93,525	4,260,064
MICROS Systems, Inc.*	153,300	8,794,821
Seagate Technology PLC(a)	247,915	13,922,906
Skyworks Solutions, Inc.*	523,728	14,957,672
Yelp, Inc.*	894,050	61,644,747
		346,604,794
MATERIALS — 6.1%
Agnico Eagle Mines Ltd.(a)	212,575	5,607,728
CF Industries Holdings, Inc.	44,232	10,307,825
Compass Minerals International, Inc.	365,588	29,265,319
Eagle Materials, Inc.	139,425	10,795,678
KapStone Paper and Packaging Corp.*	413,923	23,121,739
Louisiana-Pacific Corp.*	776,025	14,364,223
U.S. Silica Holdings, Inc.	787,800	26,871,858
Westlake Chemical Corp.	94,325	11,514,253
		131,848,623
UTILITIES — 1.9%
DTE Energy Co.	217,650	14,449,784
Questar Corp.	1,128,400	25,941,916
		40,391,700
TOTAL COMMON STOCKS
(Cost $1,705,516,239) — 98.1%		2,123,763,901

SHORT-TERM INVESTMENTS — 1.5%
MONEY MARKET FUNDS
Fidelity Institutional Treasury Portfolio, 0.010%	33,000,000	33,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $33,000,000) — 1.5%		33,000,000

TOTAL INVESTMENTS
(Cost $1,738,516,239) — 99.6%		2,156,763,901

Other assets less liabilities — 0.4%		9,543,920

TOTAL NET ASSETS — 100.0%
(equivalent to $17.81 per share;
unlimited shares of $1.00 par value
capital shares authorized;
121,618,969 shares outstanding)		$2,166,307,821

PLC — Public Limited Company

*	Non-income producing security.

(a)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

20	SCOUT FUNDS SEMI-ANNUAL REPORT

Small Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small cap companies located anywhere in the United States.

Market Review

Equity markets continued to advance during the six month period ended December 31, 2013. Investors became more confident of better growth in the United States and less concerned over systemic risks. Manufacturing activity increased, with particular gains in the motor vehicle and high-tech industries. The decision by the Federal Reserve (Fed) to reduce its Quantitative Easing (QE) program in December was not met with investor concern. Rising interest rates also benefited equity investors as assets flowed out of bonds.

Portfolio Review

The Scout Small Cap Fund trailed the Russell 2000® Growth Index during the six month period ended December 31, 2013. The Fund’s underperformance was primary due to stock selection and a modest cash drag. On a sector basis, the Fund’s holdings in the materials and energy sectors contributed positively, while holdings in the information technology and consumer discretionary sectors proved to be significant drags on performance.

The top individual stocks contributing to performance were Akorn, Inc., Stratasys, Ltd. and United Rentals, Inc. United Rentals operates a network of equipment rental locations throughout the United States and Canada. The company has benefited from improved construction activity, resulting in accelerating rental volumes and strong equipment utilization. In addition, the announcement of a share buyback program and a debt repayment plan indicates an improving earnings outlook for this year.

Stratasys is a manufacturing company of 3D printers. These products were once sold almost exclusively to high-end customers for the creation of prototypes and models of new products. More recently, the company has benefited from the adoption of 3D printers for direct digital manufacturing of low-volume products and from its August acquisition of MakerBot, which targets consumers and small businesses.

Akorn manufactures and markets diagnostic and therapeutic ophthalmic pharmaceuticals, niche hospital drugs and injectable pharmaceuticals. In 2013, Akorn proposed to buy generic pharmaceutical manufacturer Hi-Tech Pharmacal for $640 million cash to create a company with a pipeline of roughly 75 filings at the FDA. Akorn expects synergies in $15-$20 million range with immediate accretion to earnings after the deal is closed.

The largest detractors to performance during the period were Semtech Corp., Weight Watchers International, Inc. and iRobot Corp. Semtech’s stock suffered as recent operating results reflect a shift in market share among smartphones, in particular, the slower-than-expected ramp-up of Samsung’s recent model. Also, in networking technology, the transition to 100 gigabit-per-second is underway. Over the longer-term, we believe this semiconductor producer will benefit from the ubiquity of wireless devices and networks, and the ever-growing need of carriers to provide more bandwidth to users.

Weight Watchers stock sold off as the company trimmed future growth expectations. Some near-term issues facing the company include a leadership change, a slowdown of membership growth and the uncertainty of how the company will compete against emerging online diet and exercise programs. However, we believe the company will overcome these challenges as it expands its online presence and leverages its strong brand recognition and differentiated model. Additionally, two powerful trends will likely help this stock: the rising concern of obesity; and an increased focused on outcome-based health care. Weight Watchers is positioned to benefit from this intersection of circumstances.

iRobot Corp. was a strong performer in 2013 but nearly all of that gain occurred in the first half of the year. The flat stock performance in a rising market during the second half of the year was a drag on relative performance. We continue to like iRobot’s position in home cleaning markets as a substitution of capital for labor. Google’s recent acquisitions of private robotic companies points to the increasing viability of such products, and could make iRobot an acquisition target, as well.

DECEMBER 31, 2013	21

Small Cap Fund

Outlook

We believe that equities will continue to prosper into 2014. Assets have begun flowing out of bonds due to fears of Fed tightening. As the tapering of QE begins, we expect that trend to accelerate. The natural place for some of this money would be equities. The eventual shift in U.S. dollars from bonds to stocks may provide a final tailwind to equities. With respect to small-cap companies, our multi-decade analysis of the relative returns of small- versus large-cap stocks during periods of rising nominal interest rates points decidedly in favor of small-cap companies. With higher inflation seemingly the goal of most developed nations, fixed income investors have much to lose and equity investors might be best positioned to weather an inflationary storm. Until valuations become excessive, we think stocks will continue to offer attractive returns.

Thomas W. Laming

Lead Portfolio Manager

James R. McBride, CFA

Co-Portfolio Manager

Timothy L. Miller, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Small Cap Fund, Russell 2000® Growth Index, Russell 2000® Index and Lipper Small-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 2000® Growth Index is a subset of the Russell 3000® Index and measures the performance of approximately 2,000 of the smallest growth companies in the Russell 3000® Index. The Russell 2000® Index is a subset of the Russell 3000® Index and measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index. The Lipper Small-Cap Growth Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 75% of their equity assets in small-cap growth companies.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Due to the limited focus, the Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

22	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2013

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	37.02%	15.89%	17.87%	8.57%
Russell 2000® Growth Index*	43.30%	16.82%	22.58%	9.41%
Russell 2000® Index*	38.82%	15.67%	20.08%	9.07%
Lipper Small-Cap Growth Funds Index*	40.99%	16.12%	22.20%	8.27%

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. Different fee and expense structures were in effect prior to April 1, 2005. If the new fee and expense structure was in effect, performance for certain periods would have been lower. As of June 30, 2013, the gross/net expense ratio for the Fund was 1.17% (as disclosed in the most recent Prospectus) compared to the December 31, 2013 gross/net expense ratio of 1.11%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Russell 2000®
	Small Cap	Growth*
Number of Equity Holdings	76	1,174
Weighted Average Market Cap	$2.84B	$$2.02B
Weighted Median Market Cap	$2.35B	$$1.82B
Price to Earnings Ratio (12 Month Tr.)	24.01	25.82
Price/Book Ratio	3.24	4.32
EPS Growth (Hist. 5 Yr.)	14.65%	13.46%
Return on Equity	17.61%	4.92%
Standard Deviation†	17.28%	17.27%
Sharpe Ratio†	0.90	0.96
Beta†	0.97	1.00
Alpha†	-0.30%	—
R-squared†	0.94	1.00
Upside Capture†	94%	100%
Downside Capture†	94%	100%
Turnover Ratio (Trailing 1 Year)	22%	—
Total Net Assets (in Millions)	$274.29	—
Inception Date	12/18/86	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell 2000® Growth Index over the trailing three year time period.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2013. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)

Percent
of Total
Salix Pharmaceuticals Ltd.	3.02%
Jack Henry & Associates, Inc.	2.98%
Gulfport Energy Corp.	2.75%
Cracker Barrel Old Country Store, Inc.	2.57%
United Rentals, Inc	2.55%
Stratasys Ltd.	2.53%
Monro Muffler Brake, Inc.	2.29%
Waddell & Reed Financial, Inc.	2.25%
Team Health Holdings, Inc.	2.25%
Covance, Inc.	2.18%
Top 10 Equity Holdings Total	25.37%

Based on total investments as of December 31, 2013. Subject to change

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$12.76	$—	$—	$26.86
12/31/10	15.42	—	—	29.52
12/31/11	14.80	—	—	28.90
12/31/12	17.45	0.06	—	31.61
12/31/13	23.91	—	—	38.07

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2013	23

SCHEDULE OF INVESTMENTS
December 31, 2013 (Unaudited)

SMALL CAP FUND

	Shares	Value
COMMON STOCKS — 99.5%
CONSUMER DISCRETIONARY — 14.3%
Buckle, Inc.	90,025	$4,731,714
Cracker Barrel Old Country Store, Inc.	64,100	7,055,487
iRobot Corp.*	115,600	4,019,412
Jos. A. Bank Clothiers, Inc.*	70,700	3,869,411
Monro Muffler Brake, Inc.	111,700	6,295,412
Rent-A-Center, Inc.	28,600	953,524
Sotheby’s	99,500	5,293,400
Steiner Leisure Ltd.*(a)	81,800	4,023,742
Weight Watchers International, Inc.	95,000	3,128,350
		39,370,452
CONSUMER STAPLES — 1.6%
Darling International, Inc.*	140,000	2,923,200
Natural Grocers by Vitamin Cottage, Inc.*	34,500	1,464,525
		4,387,725
ENERGY — 3.9%
Geospace Technologies Corp.*	32,060	3,040,250
Gulfport Energy Corp.*	119,900	7,571,685
		10,611,935
FINANCIALS — 12.5%
CNO Financial Group, Inc.	235,300	4,162,457
Cohen & Steers, Inc.	114,190	4,574,451
eHealth, Inc.*	31,100	1,445,839
Hercules Technology Growth Capital, Inc.	230,400	3,778,560
Mid-America Apartment Communities, Inc. REIT	50,800	3,085,592
Portfolio Recovery Associates, Inc.*	87,310	4,613,461
Signature Bank*	42,400	4,554,608
Summit Hotel Properties, Inc. REIT	204,678	1,842,102
Waddell & Reed Financial, Inc. — Class A	95,000	6,186,400
		34,243,470
HEALTH CARE — 23.1%
Acorda Therapeutics, Inc.*	75,000	2,190,000
Air Methods Corp.*	74,400	4,339,752
Akorn, Inc.*	238,400	5,871,792
Bruker Corp.*	265,400	5,246,958
Centene Corp.*	64,300	3,790,485
Computer Programs & Systems, Inc.	42,900	2,651,649
Covance, Inc.*	67,900	5,979,274
Genomic Health, Inc.*	70,600	2,066,462
Hanger, Inc.*	35,000	1,376,900
HMS Holdings Corp.*	105,000	2,386,650
ICU Medical, Inc.*	60,145	3,831,838
Omnicell, Inc.*	124,200	3,170,826
Salix Pharmaceuticals Ltd.*	92,200	8,292,468
Sirona Dental Systems, Inc.*	42,800	3,004,560
Team Health Holdings, Inc.*	135,500	6,172,025
U.S. Physical Therapy, Inc.	83,450	2,942,447
		63,314,086
INDUSTRIALS — 14.9%
Aegion Corp.*	139,800	3,060,222
Alaska Air Group, Inc.	56,200	4,123,394
Celadon Group, Inc.	141,600	2,758,368
Chart Industries, Inc.*	45,500	4,351,620
Erickson Air-Crane, Inc.*	138,800	2,885,652
Genesee & Wyoming, Inc. — Class A*	27,500	2,641,375
II-VI, Inc. *	150,500	2,648,800
Kirby Corp. *	27,000	2,679,750
PowerSecure International, Inc.*	146,700	2,518,839
Teledyne Technologies, Inc. *	41,500	3,812,190
Triumph Group, Inc.	31,100	2,365,777
United Rentals, Inc. *	90,000	7,015,500
		40,861,487
INFORMATION TECHNOLOGY — 25.2%
ADTRAN, Inc.	81,000	2,187,810
Ambarella, Inc.*(a)	1,21,400	4,119,102
BroadSoft, Inc . *	87,200	2,384,048
Covisint Corp. *	168,345	2,112,730
Cree, Inc. *	30,700	1,920,899
Daktronics, Inc	133,600	2,094,848
Fusion-io, Inc. *	71,900	640,629
Hittite Microwave Corp. *	30,400	1,876,592
j2 Global, Inc	105,800	5,291,058
Jack Henry & Associates, Inc.	138,200	8,182,822
Liquidity Services, Inc. *	110,600	2,506,196
Monotype Imaging Holdings, Inc.	88,700	2,825,982
NETGEAR, Inc. *	95,100	3,132,594
Peregrine Semiconductor Corp. *	1,77,300	1,313,793
Plantronics, Inc	62,600	2,907,770
SciQuest, Inc.*	74,649	2,126,003
Semtech Corp. *	136,400	3,448,192
SPS Commerce, Inc.*	48,450	3,163,785
Stratasys Ltd.*(a)	51,545	6,943,111
TIBCO Software, Inc. *	151,300	3,401,224
ValueClick, Inc. *	125,200	2,925,924
Veeco Instruments, Inc. *	86,500	2,846,715
Zynga, Inc. — Class A*	227,600	864,880
		69,216,707
MATERIALS — 4.0%
Balchem Corp	61,500	3,610,050
Carpenter Technology Corp.	32,500	2,021,500
U.S. Silica Holdings, Inc.	156,200	5,327,982
		10,959,532
TOTAL COMMON STOCKS
(Cost $169,199,266) — 99.5%		272,965,394

TOTAL INVESTMENTS
(Cost $169,199,266) — 99.5%		272,965,394

Other assets less liabilities — 0.5%		1,322,416

TOTAL NET ASSETS — 100.0%
(equivalent to $23.91 per share;
unlimited shares of $1.00 par value
capital shares authorized;
11,471,026 shares outstanding)		$274,287,810

REIT — Real Estate Investment Trust

*	Non-income producing security.

(a)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

24	SCOUT FUNDS SEMI-ANNUAL REPORT

Low Duration Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Low Duration Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in fixed income instruments and targeting an estimated average portfolio duration of one to four years.

Market Review

Possible Federal Reserve (Fed) tapering of the quantitative easing (QE) program affected capital market activity during the six month period ended December 31, 2013. The market viewed each new piece of economic data and all Fed communications from the perspective of tapering the program. Investors were surprised when the Fed kept the $85 billion a month program in place in September. Despite the Fed’s intent to be more transparent, a vast majority of market participants read the signals wrong. Sharp market reactions followed and, during the next two weeks, the 10-year Treasury rate declined approximately 25 basis points.

In October, the capital markets focused primarily on the government shutdown. This shutdown controversy soon blended with the debate over raising the debt ceiling, putting a seemingly deadlocked government at the forefront of investors’ attention. Despite many vocal protests that politicians were irresponsibly playing chicken with the full faith and credit of the U.S. government, the capital markets showed little concern that the United States would actually default. During this time when one might expect heightened fear in the market, major domestic stock indices rarely ventured from all-time high levels and Treasuries showed little “flight-to-quality” bid. Once a budget and debt ceiling agreement was reached in mid-October, it seemed little was truly accomplished and the American public continued to have a heightened disdain for their elected officials.

At its mid-December meeting, the Fed announced the beginning of the tapering of the QE program. In January 2014, the Fed will begin to reduce its monthly asset purchases by $10 billion. While certainly notable, as this has been a much anticipated event, the relatively modest size and measured manner in which the Fed communicated the move, helped the market easily digest this news. One aspect that may have helped markets in the wake of the tapering announcement was reassurance from the Fed that the extremely low level of interest rates may need to be extended, even if the unemployment rate declines well below 6.5% as inflation remains at modest levels.

In a rare move of bipartisanship, Paul Ryan, Republican House budget committee chairman, and Patty Murray, his Democrat counterpart in the Senate, reached a budget agreement in December. This agreement fell well short of each party’s budgetary priorities, but was viewed as a “baby step” in bridging a vast chasm of ideological differences. Although not the “grand bargain” that would bring the parties together to solve long-term budget issues, this agreement does minimize the impact of $60 billion in sequestration cuts over the next two years.

Dr. Janet Yellen was confirmed as the new Fed chairwoman on January 6, 2014, and will take over the post on February 1. Dr. Yellen is thought by many to be slightly more dovish than Dr. Bernanke, but is not expected to depart from the Bernanke playbook, particularly with QE tapering beginning this year.

Portfolio Review

For the six months ended December 31, 2013, the Scout Low Duration Bond Fund outperformed its benchmark, the Barclays 1-3 Year U.S. Government/ Credit Index. Macroeconomic factors did not greatly affect performance, though duration added modestly and yield curve detracted.

The biggest drivers of performance in the Fund were corporate investment grade credit and asset-backed securities (ABS). The sectors and the individual securities both performed well; we held a significant overweight in both sectors relative to the benchmark and this added to performance. Mortgage-backed securities (MBS), high yield corporates and commercial mortgage-backed securities (CMBS) also contributed to Fund performance; again, due to our overweight in those sectors relative to the benchmark. The government related sector did not greatly impact performance.

Outlook

Markets will be closely monitoring the Fed’s tapering of its QE program and will be placing Dr. Yellen under the microscope. The Fed’s September surprise humbled many market observers. Uncertainty remains regarding the timing and extent of the tapering, as well as its impacts on the markets and economy. At least initially, the Fed has been able to avoid the pressure of delaying the exit of the QE program due to the fear of the market’s reaction.

We continue to view risk asset valuations with caution as spreads reach very tight levels. The impact of QE (even though the unwinding has begun) lingers with its potential to drive prices away from fundamental value. Consistent with our time-tested process, we seek to limit the downside risk in client portfolios while patiently waiting for opportunities to arise.

DECEMBER 31, 2013	25

Low Duration Bond Fund

Interest rates remain at unattractive levels on a historical, real return basis, despite the move higher in the last eight months. We continue to be cautious that rates will move higher as government manipulation, in the form of QE, is expected to diminish in 2014. This pressure will be acute in the 5- to 10-year portion of the curve that has been most impacted by the QE program. Several counter pressures are also at work, including the enormous debt loads throughout the world relative to GDP. Debt acts as a deflationary headwind, putting downward pressure on prices. Further, at such high nominal debt levels in developed countries, the cost to service this debt keeps an upward pressure on rates. Combining these factors, we anticipate that we could be in for a long-term, higher grind in rates with bouts of volatility in response to changes in economic data.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Low Duration Bond Fund, Barclays 1-3 Year U.S. Government/Credit Index and Lipper Short Investment-Grade Debt Funds Index assume dividends were reinvested for the entire period.

For Illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays 1-3 Year U.S. Government/Credit Index measures the performance of Treasuries, government-related issues and corporate bonds with maturities from one to three years. The Lipper Short Investment-Grade Debt Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest primarily in investment-grade debt issues with dollar-weighted average maturities of less than three years.

Basis point equals 1/100 of a percent.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. High yield securities involve greater risk than investment grade securities. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The use of leverage and derivatives investments could accelerate losses to the fund. These losses could exceed the amount originally invested.

26	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2013

		Since
	1 Year	Inception†
Scout Low Duration Bond Fund.	1.43%	2.32%
Barclays 1-3 Year U.S. Government/Credit Index*	0.64%	0.73%
Lipper Short Investment-Grade Debt Funds Index*	0.68%	1.26%

†	Inception – August 29, 2012.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2013, the gross expense ratio for the Fund was 1.73% (as disclosed in the most recent Prospectus) compared to the December 31, 2013 gross expense ratio of 1.08%.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees/certain fund expenses through October 31, 2014, and may recoup previously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
8/29/12	$10.00	$—	$—	$10.00
12/31/12	10.10	0.07	—	10.17
12/31/13	10.09	0.15	—	10.31

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout	Barclays 1-3 Year
	Low Duration	U.S. Govt./
	Bond	Credit Index*
Average Maturity	2.2 years	2.0 years
Average Duration	1.6 years	1.9 years
30-Day SEC Yield	0.8%	—
Number of Holdings	127	1,490
Total Net Assets (in millions)	$38.86	—
Inception Date	8/29/12	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2013	27

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

LOW DURATION BOND FUND

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 7.8%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.037%, 1/15/16(a)(b)	$345,000	$345,088
AmeriCredit Automobile Receivables Trust
Series 2012-3, Class A2,
0.710%, 12/8/15(a)	116,430	116,458
Series 2013-1, Class A2,
0.490%, 6/8/16(a)	146,777	146,713
Chase Issuance Trust
Series 2013-A2, Class A2,
0.267%, 2/15/17(a)(b)	350,000	349,800
GSAA Trust
Series 2006-S1, Class 1A1,
0.325%, 1/25/37(a)(b)	157,628	55,274
Hertz Vehicle Financing, LLC
Series 2010-1A, Class A1,
2.600%, 2/25/15(a)(c)	176,667	177,046
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(c)	475,000	481,096
Home Equity Loan Trust
Series 2002-HS3, Class 1A6,
4.480%, 8/25/17(a)(b)	83,083	82,566
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	6,979	6,935
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.800%, 5/25/36(a)	106,896	92,862
Home Loan Trust
Series 2006-HI2, Class A3,
5.790%, 2/25/36(a)	98,697	99,736
Series 2006-HI3, Class A3,
5.960%, 2/25/36(a)	46,271	46,726
Series 2006-HI4, Class A3,
5.440%, 9/25/36(a)	84,873	86,346
Huntington Auto Trust
Series 2011-1A, Class A3,
1.010%, 1/15/16(a)(c)	78,631	78,821
Hyundai Auto Receivables Trust
Series 2011-C, Class A3,
0.830%, 12/15/15(a)	325,909	326,466
M&T Bank Auto Receivables Trust
Series 2013-1A, Class A2,
0.660%, 2/16/16(a)(c)	165,000	165,150
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
0.785%, 1/25/36(a)(b)(c)	65,496	49,256
SLM Student Loan Trust
Series 2006-4, Class A4,
0.318%, 4/25/23(a)(b)	235,084	235,188
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S6, Class A2,
0.745%, 11/25/35(a)(b)	18,654	18,465
Series 2005-S7, Class A2,
0.465%, 12/25/35(a)(b)(c)	73,973	70,961

TOTAL ASSET-BACKED SECURITIES
(Cost $3,019,613) — 7.8%.		3,030,953

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.7%
Banc of America Re-REMIC Trust
Series 2009-UB1, Class A4A,
5.611%, 6/24/50(a)(b)(c)	74,951	81,719
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.383%, 4/15/40(a)(b)	140,099	141,194
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 10/15/45(a)	120,080	119,250
Commercial Mortgage Trust
Series 2004-GG1, Class A7,
5.317%, 6/10/36(a)(b)	42,710	42,934
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C1, Class A4,
5.014%, 2/15/38(a)(b)	281,999	290,062
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(c)	501,298	501,322
GE Capital Commercial Mortgage Corp.
Series 2004-C3, Class A4,
5.189%, 7/10/39(a)(b)	413,812	419,418
Series 2004-C2, Class A4,
4.893%, 3/10/40(a)	182,725	182,916
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	199,377	199,525
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	142,995	142,581
Merrill Lynch Mortgage Trust
Series 2004-MKB1, Class A4,
5.176%, 2/12/42(a)(b)	30,205	30,275
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	438,271	436,115
Series 2013-C9, Class A1,
0.825%, 5/15/46(a)	155,423	154,153
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class A1,
0.673%, 11/15/45(a)	112,438	111,773
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	137,959	137,307

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $3,024,332) — 7.7%		2,990,544

28	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013 (UNAUDITED)

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS — 48.6%
21st Century Fox America, Inc.
8.000%, 10/17/16	$135,000	$158,898
Aflac, Inc.
2.650%, 2/15/17	350,000	361,168
Ally Financial, Inc.
8.300%, 2/12/15	435,000	467,625
4.625%, 6/26/15	475,000	494,374
American Express Credit Corp.
2.800%, 9/19/16	180,000	188,078
American International Group, Inc.
3.800%, 3/22/17	995,000	1,062,559
Anadarko Petroleum Corp.
5.950%, 9/15/16	385,000	428,915
ArcelorMittal
9.500%, 2/15/15	150,000	162,938
AT&T, Inc.
2.375%, 11/27/18	185,000	185,159
Bank of America Corp.
6.500%, 8/1/16	305,000	344,372
Bank of America N.A.
1.125%, 11/14/16	370,000	370,420
BB&T Corp.
3.200%, 3/15/16(a)	170,000	177,770
Branch Banking & Trust Co.
1.050%, 12/1/16(a).	275,000	274,507
Caterpillar Financial Services Corp.
1.000%, 11/25/16	265,000	263,462
Citigroup, Inc.
4.875%, 5/7/15	405,000	424,875
4.450%, 1/10/17	645,000	699,050
CMS Energy Corp.
6.875%, 12/15/15	65,000	72,176
Countrywide Financial Corp.
6.250%, 5/15/16	360,000	397,259
Credit Suisse
3.500%, 3/23/15	365,000	377,897
Deutsche Telekom International Finance B.V.
3.125%, 4/11/16(c)	155,000	161,437
2.250%, 3/6/17(c)	110,000	111,567
DISH DBS Corp.
7.750%, 5/31/15	250,000	271,250
DPL, Inc.
6.500%, 10/15/16(a)	155,000	167,788
Duke Energy Indiana, Inc.
6.050%, 6/15/16	80,000	88,898
Enel Finance International N.V.
3.875%, 10/7/14(c)	200,000	204,337
ERAC USA Finance, LLC
2.250%, 1/10/14(c)	100,000	100,019
5.900%, 11/15/15(c)	370,000	403,196
Ford Motor Credit Co., LLC
2.500%, 1/15/16	475,000	487,323
4.250%, 2/3/17	560,000	602,430
General Electric Capital Corp.
2.950%, 5/9/16	120,000	125,637
2.900%, 1/9/17	75,000	78,298
2.300%, 4/27/17	975,000	1,002,176
Goldman Sachs Group, Inc.
3.625%, 2/7/16	750,000	787,110
1.436%, 4/30/18(b)	325,000	328,840
Hartford Financial Services Group, Inc.
4.000%, 3/30/15	480,000	498,669
7.300%, 11/1/15	94,000	104,454
5.500%, 10/15/16	90,000	99,999
ING Bank N.V.
3.750%, 3/7/17(c)	325,000	342,297
JPMorgan Chase & Co.
5.150%, 10/1/15	315,000	336,672
2.600%, 1/15/16	835,000	860,038
Liberty Mutual Group, Inc.
6.700%, 8/15/16(c)	160,000	180,762
Liberty Property LP
5.500%, 12/15/16	75,000	82,790
Lincoln National Corp.
4.300%, 6/15/15	145,000	152,013
MetLife, Inc.
6.750%, 6/1/16	555,000	631,052
Morgan Stanley
3.800%, 4/29/16	645,000	682,300
NextEra Energy Capital Holdings, Inc.
1.339%, 9/1/15	170,000	171,132
Ohio Casualty Corp.
7.300%, 6/15/14	145,000	149,048
Peco Energy Co.
1.200%, 10/15/16	115,000	115,331
Prudential Financial, Inc.
4.750%, 9/17/15	140,000	149,190
Prudential Holdings, LLC
1.118%, 12/18/17(b)(c)	278,571	278,571
Prudential Insurance Co. of America
8.100%, 7/15/15(c)	150,000	161,697
PSEG Power, LLC
5.320%, 9/15/16	170,000	187,048
Qwest Corp.
7.500%, 10/1/14	100,000	104,964
Simon Property Group LP
2.800%, 1/30/17(a)	115,000	118,945
Transocean, Inc.
4.950%, 11/15/15	320,000	342,797
5.050%, 12/15/16	315,000	347,971
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	122,098	129,728
Verizon Communications, Inc.
3.000%, 4/1/16	200,000	208,561
Wells Fargo & Co.
5.125%, 9/15/16	275,000	302,702
2.100%, 5/8/17	330,000	336,154

TOTAL CORPORATE BONDS
(Cost $18,776,234) — 48.6%		18,906,693

(Continued on next page)

DECEMBER 31, 2013	29

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013 (UNAUDITED)

LOW DURATION BOND FUND (Continued)

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES — 17.1%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 9/25/15(a)	$14,408	$14,436
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
1.658%, 3/27/37(a)(b)(c)	179,436	182,180
Fannie Mae Pool
0.558%, 7/1/18(b)	350,000	349,320
0.638%, 11/1/20(b)	975,000	973,596
Fannie Mae REMICS
Series 2011-6, Class BA,
2.750%, 6/25/20	140,973	145,647
Series 2008-76, Class GF,
0.815%, 9/25/23(b)	123,920	124,645
Series 2013-136, Class KA,
2.000%, 5/25/25	405,000	410,437
Series 2011-122, Class A,
3.000%, 12/25/25	97,366	99,843
Series 2009-73, Class AE,
4.000%, 5/25/27	30,636	31,042
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	626,414	625,251
Series 2013-M1, Class ASQ2,
1.074%, 11/25/16	172,424	172,951
Series 2012-M14, Class ASQ1,
0.538%, 2/25/17	72,110	72,058
Series 2012-M9, Class ASQ1,
0.978%, 12/25/17	216,460	214,000
Series 2013-M9, Class ASQ1,
0.982%, 6/25/18	881,385	880,970
Series 2010-M3, Class A1,
2.587%, 3/25/20	670,492	676,278
FHLMC Multifamily Structured Pass-Through Certificates
Series K502, Class A1,
0.727%, 12/25/16(a)	481,300	478,167
Freddie Mac REMICS
Series 3836, Class MC,
2.000%, 5/15/20(a)	253,680	257,901
Series 3683, Class JH,
2.500%, 12/15/23(a)	371,412	377,673
Series 3681, Class AH,
4.000%, 10/15/27(a)	282,977	289,437
Series 3768, Class DE,
2.250%, 11/15/28(a)	135,965	137,423
Series 2764, Class UE,
5.000%, 10/15/32(a)	113,940	119,353

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $6,648,339) — 17.1%		6,632,608

OTHER GOVERNMENTS — 1.3%
Petrobras Global Finance B.V.
1.857%, 5/20/16(b)	285,000	284,288
Petrobras Global Finance B.V.
2.384%, 1/15/19(b)	95,000	93,100
Statoil A.S.A.
1.950%, 11/8/18	130,000	128,890

TOTAL OTHER GOVERNMENTS
(Cost $507,847) — 1.3%		506,278

U.S. GOVERNMENT AND AGENCIES — 15.7%
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 2A,
1.840%, 10/7/20(a)	213,030	214,779
Series 2010-C1, Class A1,
1.600%, 10/29/20(a)	94,835	95,547
Series 2010-A1, Class A,
0.521%, 12/7/20(a)(b)	786,350	787,183
United States Treasury Note
0.125%, 7/31/14	350,000	350,041
0.125%, 12/31/14	1,835,000	1,834,427
0.250%, 2/15/15	1,170,000	1,170,823
0.625%, 7/15/16	1,635,000	1,637,044

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $6,088,685) — 15.7%		6,089,844

SHORT-TERM INVESTMENTS — 5.8%
UMB Money Market Fiduciary, 0.010%	2,265,349	2,265,349

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,265,349) — 5.8%		2,265,349

TOTAL INVESTMENTS
(Cost $40,330,399) — 104.0%		40,422,269

Liabilities less other assets — (4.0)%		(1,562,884)

TOTAL NET ASSETS — 100.0%
(equivalent to $10.09 per share;
unlimited shares of $1.00 par value
capital shares authorized;
3,852,762 shares outstanding)		$38,859,385

LLC — Limited Liability Company

LP — Limited Partnership

REMIC — Real Estate Mortgage Investment Conduit

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

See accompanying Notes to Financial Statements.

30	SCOUT FUNDS SEMI-ANNUAL REPORT

Core Bond Fund

OBJECTIVE & STRATEGY (UNAUDITED)

The Scout Core Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage- and asset-backed securities.

Market Review

Possible Federal Reserve (Fed) tapering of the quantitative easing (QE) program affected capital market activity during the six month period ended December 31, 2013. The market viewed each new piece of economic data and all Fed communications from the perspective of tapering the program. Investors were surprised when the Fed kept the $85 billion a month program in place in September. Despite the Fed’s intent to be more transparent, a vast majority of market participants read the signals wrong. Sharp market reactions followed and, during the next two weeks, the 10-year Treasury rate declined approximately 25 basis points.

In October, the capital markets focused primarily on the government shutdown. This shutdown controversy soon blended with the debate over raising the debt ceiling, putting a seemingly deadlocked government at the forefront of investors’ attention. Despite many vocal protests that politicians were irresponsibly playing chicken with the full faith and credit of the U.S. government, the capital markets showed little concern that the United States would actually default. During this time when one might expect heightened fear in the market, major domestic stock indices rarely ventured from all-time high levels and Treasuries showed little “flight-to-quality” bid. Once a budget and debt ceiling agreement was reached in mid-October, it seemed little was truly accomplished and the American public continued to have a heightened disdain for their elected officials.

At its mid-December meeting, the Fed announced the beginning of the tapering of the QE program. In January 2014, the Fed will begin to reduce its monthly asset purchases by $10 billion. While certainly notable, as this has been a much anticipated event, the relatively modest size and measured manner in which the Fed communicated the move, helped the market easily digest this news. One aspect that may have helped markets in the wake of the tapering announcement was reassurance from the Fed that the extremely low level of interest rates may need to be extended, even if the unemployment rate declines well below 6.5% as inflation remains at modest levels.

In a rare move of bipartisanship, Paul Ryan, Republican House budget committee chairman, and Patty Murray, his Democrat counterpart in the Senate, reached a budget agreement in December. This agreement fell well short of each party’s budgetary priorities, but was viewed as a “baby step” in bridging a vast chasm of ideological differences. Although not the “grand bargain” that would bring the parties together to solve long-term budget issues, this agreement does minimize the impact of $60 billion in sequestration cuts over the next two years.

Dr. Janet Yellen was confirmed as the new Fed chairwoman on January 6, 2014, and will take over the post on February 1. Dr. Yellen is thought by many to be slightly more dovish than Dr. Bernanke, but is not expected to depart from the Bernanke playbook, particularly with QE tapering beginning this year.

Portfolio Review

The macroeconomic environment, with rising interest rates and tightening spreads, benefited the Scout Core Bond Fund during the six months ended December 31, 2013. Portfolio performance was above the benchmark, the Barclays U.S. Aggregate Bond Index.

Our defensive positioning, with a shorter duration, was a significant contributor to performance as interest rates rose during the second half of 2013. The yield curve had a minimal impact on performance.

We held significant underweight positions in mortgage-backed securities (MBS) and government securities relative to the benchmark. These underweight positions detracted from performance, because these sectors outperformed during the time period. Investment grade credit subtracted from performance, as our short duration holdings underperformed in this sector.

Commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and Treasury inflation protected securities (TIPS) had a minimal impact on performance.

Outlook

Markets will be closely monitoring the Fed’s tapering of its QE program and will be placing Dr. Yellen under the microscope. The Fed’s September surprise humbled many market observers. Uncertainty remains regarding the timing and extent of the tapering, as well as its impacts on the markets and economy. At least initially, the Fed has been able to avoid the pressure of delaying the exit of the QE program due to the fear of the market’s reaction.

We continue to view risk asset valuations with caution as spreads reach very tight levels. The impact of QE (even though the unwinding has begun) lingers with its potential to drive prices away from fundamental value. Consistent with our time-tested process, we seek to limit the downside risk in client portfolios while patiently waiting for opportunities to arise.

DECEMBER 31, 2013	31

Core Bond Fund

Interest rates remain at unattractive levels on a historical, real return basis, despite the move higher in the last eight months. We continue to be cautious that rates will move higher as government manipulation, in the form of QE, is expected to diminish in 2014. This pressure will be acute in the 5- to 10-year portion of the curve that has been most impacted by the QE program. Several counter pressures are also at work, including the enormous debt loads throughout the world relative to GDP. Debt acts as a deflationary headwind, putting downward pressure on prices. Further, at such high nominal debt levels in developed countries, the cost to service this debt keeps an upward pressure on rates. Combining these factors, we anticipate that we could be in for a long-term, higher grind in rates with bouts of volatility in response to changes in economic data.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (UNAUDITED)

HYPOTHETICAL GROWTH OF $10,000 (UNAUDITED)

Performance returns for the Scout Core Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Core Bond Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate taxable bond market. The Lipper Core Bond Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 85% in domestic investment-grade debt issues (rated in top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets debt. These funds maintain dollar-weighted average maturities of five to ten years.

Basis point equals 1/100 of a percent.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. High yield securities involve greater risk than investment grade securities. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The use of leverage and derivatives investments could accelerate losses to the fund. These losses could exceed the amount originally invested.

32	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (UNAUDITED)

as of December 31, 2013

	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund – Institutional Class	-0.83%	4.31%	9.38%	5.87%
Barclays U.S. Aggregate Bond Index*	-2.02%	3.26%	4.44%	4.55%
Lipper Core Bond Funds Index*	-1.64%	3.88%	6.44%	4.47%

				Since
			1 Year	Inception†
Scout Core Bond Fund – Class Y			-1.21%	3.99%
Barclays U.S. Aggregate Bond Index*			-2.02%	3.23%
Lipper Core Bond Funds Index*			-1.64%	3.69%

†	Inception – April 21, 2011.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Bond Fund – Institutional Class reflects the historical performance of the Frontegra Columbus Core Fund – Institutional Class (the “Predecessor Fund”). Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class. As of June 30, 2013, the gross expense ratios for the Institutional Class and Class Y were 0.64% and 1.04%, respectively (as disclosed in the most recent Prospectus), compared to the December 31, 2013 gross expense ratios of 0.62% and 1.02%, respectively.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees/certain fund expenses through October 31, 2014, and may recoup previously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (UNAUDITED)

Based on total investments as of December 31, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (UNAUDITED)

Institutional Class

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$11.13	$0.67	$—	$15.65
12/31/10	11.62	0.34	—	16.48
12/31/11	11.33	0.62	0.02	16.83
12/31/12	11.66	0.38	0.01	17.55
12/31/13	11.36	0.16	0.04	17.45

Class Y

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
4/21/11	$11.19	$—	$—	$11.19
12/31/11	11.33	0.50	0.02	11.85
12/31/12	11.66	0.36	0.01	12.55
12/31/13	11.36	0.12	0.04	12.41

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (UNAUDITED)

		Barclays U.S.
	Scout	Aggregate
	Core Bond	Bond*
Average Maturity	7.3 years	7.6 years
Average Duration	5.5 years	5.5 years
30-Day SEC Yield — Institutional Class	1.6%	—
30-Day SEC Yield — Class Y	1.2%	—
Number of Holdings	104	8,727
Total Net Assets (in millions, all share classes)	$228.61	—
Institutional Class Inception Date	2/23/01	—
Class Y Inception Date	4/21/11	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2013	33

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013 (UNAUDITED)

CORE BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 1.9%
Ford Credit Auto Owner Trust
Series 2012-C, Class A2,
0.470%, 4/15/15(a)	$100,901	$100,901
Hertz Vehicle Financing, LLC
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(b)	1,705,000	1,726,882
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(b)	1,925,000	1,921,241
Mid-State Trust XI
Series 11, Class A1,
4.864%, 7/15/38(a)	359,639	383,748
USAA Auto Owner Trust
Series 2012-1, Class A2,
0.380%, 6/15/15(a)	140,923	140,901

TOTAL ASSET-BACKED SECURITIES
(Cost $4,237,485) — 1.9%		4,273,673

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.7%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(c)	1,546,329	1,682,152
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.383%, 4/15/40(a)(c)	656,252	661,382
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	892,867	888,580
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 10/15/45(a)	580,389	576,376
Commercial Mortgage Trust
Series 2004-GG1, Class A7,
5.317%, 6/10/36(a)(c)	178,269	179,204
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	315,000	345,986
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(b)	2,759,597	2,759,726
GE Capital Commercial Mortgage Corp.
Series 2004-C3, Class A4,
5.189%, 7/10/39(a)(c)	452,207	458,333
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	1,019,444	1,013,933
GS Mortgage Securities Trust
Series 2007-GG10, Class A4,
5.804%, 8/10/45(a)(c)	2,740,000	3,008,369
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	627,072	627,537
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	700,954	698,925
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A1,
1.260%, 8/15/46(a)	1,428,245	1,429,368
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	649,437	646,244
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A,
5.804%, 8/15/45(b)(c)	2,350,000	2,567,286
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1,
0.726%, 8/10/49(a)	1,458,977	1,454,816
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	2,023,134	2,011,993
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	1,087,441	1,082,306

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $22,286,174) — 9.7%		22,092,516

CORPORATE BONDS — 33.9%
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	860,626	910,112
American Airlines 2013-1 Class A Pass-Through Trust
4.000%, 7/15/25(b)	935,000	904,613
American Honda Finance Corp.
1.125%, 10/7/16	1,905,000	1,912,786
American International Group, Inc.
4.250%, 9/15/14	2,340,000	2,398,488
5.050%, 10/1/15	890,000	953,229
4.875%, 9/15/16	1,400,000	1,537,658
3.800%, 3/22/17	920,000	982,467
4.125%, 2/15/24	1,400,000	1,391,884
AT&T, Inc.
1.700%, 6/1/17	1,075,000	1,068,413
Bank of America Corp.
4.500%, 4/1/15	2,975,000	3,112,374
1.500%, 10/9/15	3,650,000	3,686,752
British Telecommunications PLC
2.000%, 6/22/15(d)	740,000	753,013
Burlington Northern and Santa Fe Railway Co. 2001-2 Pass-Through Trust
6.462%, 1/15/21	649,322	735,357
Burlington Northern and Santa Fe Railway Co. 2004-1 Pass-Through Trust
4.575%, 1/15/21	1,076,499	1,159,928
Citigroup, Inc.
5.500%, 10/15/14	982,000	1,018,479
4.587%, 12/15/15	4,210,000	4,498,865
CSX Transportation, Inc.
6.251%, 1/15/23	526,267	611,127
Daimler Finance North America, LLC
1.250%, 1/11/16(b)	1,775,000	1,776,253
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	1,062,944	1,198,470
Delta Air Lines 2012-1 Class A Pass-Through Trust
4.750%, 5/7/20	1,120,565	1,199,005
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(b)(d)	1,905,000	1,932,137
Entergy Arkansas, Inc.
5.000%, 7/1/18(a)	315,000	314,579
Entergy Texas, Inc.
3.600%, 6/1/15	1,005,000	1,038,157
Farmers Insurance Exchange
6.000%, 8/1/14(b)	315,000	322,780
Ford Motor Credit Co., LLC
4.207%, 4/15/16	2,915,000	3,106,043
2.875%, 10/1/18	4,100,000	4,196,739
General Electric Capital Corp.
1.625%, 7/2/15	4,495,000	4,568,048
1.000%, 12/11/15	1,485,000	1,496,896
1.000%, 1/8/16	2,000,000	2,005,000
Goldman Sachs Group, Inc.
3.700%, 8/1/15	935,000	973,607
1.600%, 11/23/15	1,875,000	1,895,153
1.436%, 4/30/18(c)	2,250,000	2,276,582

34	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013 (UNAUDITED)

CORE BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
Hartford Financial Services Group, Inc.
5.500%, 10/15/16	$700,000	$777,767
5.375%, 3/15/17	800,000	881,534
ING Bank N.V.
3.750%, 3/7/17(b)(d)	2,005,000	2,111,706
JPMorgan Chase & Co.
1.100%, 10/15/15	2,700,000	2,710,298
0.857%, 2/26/16(c)	1,625,000	1,631,680
Metropolitan Life Global Funding I
1.700%, 6/29/15(b)	4,630,000	4,699,575
2.500%, 9/29/15(b)	120,000	123,591
Morgan Stanley
4.200%, 11/20/14	2,060,000	2,125,508
1.488%, 2/25/16(c)	885,000	896,510
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	477,262	529,760
Pricoa Global Funding I
5.450%, 6/11/14(b)	145,000	148,101
Prudential Insurance Co. of America
8.300%, 7/1/25(b)	530,000	665,261
UBS A.G.
5.875%, 12/20/17(d)	378,000	433,765
Union Pacific Railroad Co. 2004 Pass-Through Trust
5.404%, 7/2/25	1,269,495	1,373,308
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 1/2/29	1,615,854	1,720,327
Union Pacific Railroad Co. 2006 Pass-Through Trust
5.866%, 7/2/30	684,683	788,367

TOTAL CORPORATE BONDS
(Cost $76,506,297) — 33.9%		77,552,052

MORTGAGE-BACKED SECURITIES — 12.6%
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
1.658%, 3/27/37(a)(b)(c)	283,903	288,244
Fannie Mae Pool
0.618%, 7/1/17(c)	814,000	812,703
0.558%, 7/1/18(c)	880,000	878,289
3.330%, 7/1/20	890,440	949,805
3.330%, 10/1/20	1,271,360	1,310,924
3.230%, 11/1/20	1,361,145	1,394,426
2.160%, 1/1/23	3,762,407	3,472,054
4.000%, 4/1/24	627,665	665,801
2.500%, 3/1/26	557,009	551,907
2.100%, 12/1/27	1,365,610	1,240,542
2.000%, 7/1/28	1,182,525	1,131,104
4.550%, 10/1/33	986,178	988,283
5.970%, 1/1/40	191,655	210,400
5.970%, 1/1/40	359,352	394,500
5.100%, 12/1/40	303,566	318,626
Fannie Mae REMICS
Series 2008-76, Class GF,
0.815%, 9/25/23(c)	634,987	638,705
Series 2004-67, Class VC,
4.500%, 2/25/25	599,639	607,663
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	3,075,465	3,069,754
Series 2013-M14, Class A,
1.700%, 8/25/18	2,032,588	2,015,850
Series 2012-M8, Class AB2,
2.305%, 5/25/22	1,300,000	1,197,407
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)	469,945	496,836
Series 3873, Class DG,
3.000%, 7/15/27(a)	167,726	172,116
Series 3688, Class JA,
3.500%, 1/15/30(a)	541,707	568,694
Ginnie Mae I Pool
2.140%, 8/15/23	1,121,643	1,106,206
2.730%, 6/15/32	4,528,847	4,305,620
Ginnie Mae II Pool
7.000%, 7/20/16	3,668	3,697

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $28,958,602) — 12.6%		28,790,156

OTHER GOVERNMENTS — 0.7%
Petrobras Global Finance B.V.
2.384%, 1/15/19(c)(d)	885,000	867,300
Petroleos Mexicanos
3.500%, 7/18/18(d)	735,000	754,294

TOTAL OTHER GOVERNMENTS
(Cost $1,616,634) — 0.7%		1,621,594

U.S. GOVERNMENT AND AGENCIES — 40.3%
United States Treasury Bond
3.625%, 8/15/43	21,290,000	20,105,744
United States Treasury Note
1.750%, 10/31/20	28,900,000	27,725,938
2.375%, 12/31/20	17,820,000	17,750,395
2.750%, 11/15/23	27,115,000	26,526,089

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $92,855,808) — 40.3%		92,108,166

SHORT-TERM INVESTMENTS — 0.3%
UMB Money Market Fiduciary, 0.010%	690,612	690,612

TOTAL SHORT-TERM INVESTMENTS
(Cost $690,612) — 0.3%		690,612

TOTAL INVESTMENTS
(Cost $227,151,612) — 99.4%		227,128,769

Other assets less liabilities — 0.6%		1,482,566

TOTAL NET ASSETS — 100.0%
(equivalent to $11.36 per share; unlimited shares
of $1.00 par value capital shares authorized;
19,858,585 shares outstanding for Institutional Class;
equivalent to $11.36 per share; unlimited shares of
$1.00 par value capital shares authorized;
265,533 shares outstanding for Class Y)		$228,611,335

LLC — Limited Liability Company

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	144A restricted security.

(c)	Variable rate security (presented at the current rate as of period end).

(d)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2013	35

Core Plus Bond Fund

OBJECTIVE & STRATEGY (UNAUDITED)

The Scout Core Plus Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in bonds of varying maturities, including mortgage- and asset-backed securities.

Market Review

Possible Federal Reserve tapering of the quantitative easing (QE) program affected capital market activity during the six month period ended December 31, 2013. The market viewed each new piece of economic data and all Fed communications from the perspective of tapering the program. Investors were surprised when the Fed kept the $85 billion a month program in place in September. Despite the Fed’s intent to be more transparent, a vast majority of market participants read the signals wrong. Sharp market reactions followed and, during the next two weeks, the 10-year Treasury rate declined over about 25 basis points.

In October, the capital markets focused primarily on the government shutdown. This shutdown controversy soon blended with the debate over raising the debt ceiling, putting a seemingly deadlocked government at the forefront of investors’ attention. Despite many vocal protests that politicians were irresponsibly playing chicken with the full faith and credit of the U.S. government, the capital markets showed little concern that the United States would actually default. During this time when one might expect heightened fear in the market, major domestic stock indices rarely ventured from all-time high levels and Treasuries showed little “flight-to-quality” bid. Once a budget and debt ceiling agreement was reached in mid-October, it seemed little was truly accomplished and the American public continued to have a heightened disdain for their elected officials.

At its mid-December meeting, the Fed announced the beginning of the tapering of the QE program. In January 2014, the Fed will begin to reduce its monthly asset purchases by $10 billion. While certainly notable, as this has been a much anticipated event, the relatively modest size and measured manner in which the Fed communicated the move, helped the market easily digest this news. One aspect that may have helped markets in the wake of the tapering announcement was reassurance from the Fed that the extremely low level of interest rates may need to be extended, even if the unemployment rate declines well below 6.5% as inflation remains at modest levels.

In a rare move of bipartisanship, Paul Ryan, Republican House budget committee chairman, and Patty Murray, his Democrat counterpart in the Senate, reached a budget agreement in December. This agreement fell well short of each party’s budgetary priorities, but was viewed as a “baby step” in bridging a vast chasm of ideological differences. Although not the “grand bargain” that would bring the parties together to solve long-term budget issues, this agreement does minimize the impact of $60 billion in sequestration cuts over the next two years.

Dr. Janet Yellen was confirmed as the new Fed chairwoman on January 6, 2014, and will take over the post on February 1. Dr. Yellen is thought by many to be slightly more dovish than Dr. Bernanke, but is not expected to depart from the Bernanke playbook, particularly with QE tapering beginning this year.

Portfolio Review

For the six months ended December 31, 2013, the macroeconomic environment, with rising interest rates and tightening spreads, benefited the Scout Core Plus Bond Fund. Portfolio performance was above the benchmark, the Barclays U.S. Aggregate Bond Index.

Our defensive positioning, with a shorter duration, was a significant contributor to performance as interest rates rose. The yield curve also benefited performance; we avoided the underperforming intermediate maturities along the curve. Asset backed securities were a positive contributor to performance. Within this sector, we have held home equity securities for several years. These home equity securities were battered during the financial crisis of 2008; we purchased them very cheaply and, as the market has come back, these securities have performed well. Corporate high yield securities were another outperformer and our exposure to them added to performance.

During the six month period, we held significant underweight positions in mortgage-backed securities (MBS) and government securities relative to the benchmark. These underweight positions detracted from performance as both sectors outperformed.

We were overweight in the outperforming investment grade corporates; however, our short duration holdings underperformed. Currency positions underperformed and commercial mortgage-backed securities (CMBS) and Treasury inflation protected securities (TIPS) had a minimal impact on performance.

Outlook

Markets will be closely monitoring the Fed’s tapering of its QE program and will be placing Dr. Yellen under the microscope. The Fed’s September surprise humbled many market observers. Uncertainty remains regarding the timing and extent of the tapering, as well as its impacts on the markets and economy. At least initially, the Fed has been able to avoid the pressure of delaying the exit of the QE program due to the fear of the market’s reaction.

We continue to view risk asset valuations with caution as spreads reach very tight levels. The impact of QE (even though the unwinding has begun) lingers with its potential to drive prices away from fundamental value. Consistent with our time-tested process, we seek to limit the downside risk in client portfolios while patiently waiting for opportunities to arise.

36	SCOUT FUNDS SEMI-ANNUAL REPORT

Interest rates remain at unattractive levels on a historical, real return basis, despite the move higher in the last eight months. We continue to be cautious that rates will move higher as government manipulation, in the form of QE, is expected to diminish in 2014. This pressure will be acute in the 5- to 10-year portion of the curve that has been most impacted by the QE program. Several counter pressures are also at work, including the enormous debt loads throughout the world relative to GDP. Debt acts as a deflationary headwind, putting downward pressure on prices. Further, at such high nominal debt levels in developed countries, the cost to service this debt keeps an upward pressure on rates. Combining these factors, we anticipate that we could be in for a long-term, higher grind in rates with bouts of volatility in response to changes in economic data.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (UNAUDITED)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Plus Bond Fund, Barclays U.S. Aggregate Bond Index and Lipper Core Plus Bond Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate taxable bond market. The Lipper Core Plus Bond Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest at least 65% in domestic investment-grade debt issues (rated in top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging markets debt. These funds maintain dollar-weighted average maturities of five to ten years.

Basis point equals 1/100 of a percent.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. High yield securities involve greater risk than investment grade securities. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to liquidity risk, interest rate risk, market risk, credit risk, and management risk. Derivative investments could lose more than the principal amount invested. The use of leverage and derivatives investments could accelerate losses to the fund. These losses could exceed the amount originally invested.

DECEMBER 31, 2013	37

Core Plus Bond Fund

COMPARATIVE RATES OF RETURN (UNAUDITED)

as of December 31, 2013

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund – Institutional Class	-0.36%	5.83%	12.01%	7.09%
Barclays U.S. Aggregate Bond Index*	-2.02%	3.26%	4.44%	4.55%
Lipper Core Plus Bond Funds Index*	-0.78%	4.53%	7.57%	5.28%

				Since
		1 Year	3 Years	Inception†
Scout Core Plus Bond Fund – Class Y		-0.75%	5.50%	6.35%
Barclays U.S. Aggregate Bond Index*		-2.02%	3.26%	3.82%
Lipper Core Plus Bond Funds Index*		-0.78%	4.53%	5.53%

†	Inception – November 12, 2009.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Plus Bond Fund – Institutional Class and Class Y reflects the historical performance of the Frontegra Columbus Core Plus Fund – Institutional Class and Class Y (the “Predecessor Fund”), respectively. Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class and Class Y returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Plus Fund – Institutional Class and Class Y, respectively. As of June 30, 2013, the gross expense ratios for the Institutional Class and Class Y were 0.59% and 0.99%, respectively (as disclosed in the most recent Prospectus), compared to the December 31, 2013 gross expense ratios of 0.58% and 0.98%, respectively.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees/certain fund expenses through October 31, 2014, and may recoup previously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (UNAUDITED)

Based on total investments as of December 31, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (UNAUDITED)

Institutional Class

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$31.15	$3.90	$—	$57.93
12/31/10	31.43	2.80	—	61.01
12/31/11	31.67	2.16	0.16	63.57
12/31/12	32.69	2.00	0.07	66.66
12/31/13	31.95	0.50	0.13	66.55

Class Y

		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/09	$31.15	$1.44	$—	$32.59
12/31/10	31.40	1.23	—	34.07
12/31/11	31.67	2.01	0.16	36.51
12/31/12	32.69	1.94	0.07	39.54
12/31/13	31.94	0.38	0.13	39.30

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (UNAUDITED)

		Barclays U.S.
	Scout Core	Aggregate
	Plus Bond	Bond*
Average Maturity	6.6 years	7.6 years
Average Duration	5.0 years	5.5 years
30-Day SEC Yield — Institutional Class	1.6%	—
30-Day SEC Yield — Class Y	1.2%	—
Number of Holdings	119	8,727
Total Net Assets (in millions, all share classes)	$481.37	—
Institutional Class Inception Date	11/25/96	—
Class Y Inception Date	11/12/09	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

38	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013 (UNAUDITED)

CORE PLUS BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 4.2%
Conseco Financial Corp.
Series 1996-2, Class M1,
7.600%, 4/15/26(a)(b)	$2,334,719	$2,047,089
Countrywide Asset-Backed Certificates
Series 2006-S10, Class A2,
0.385%, 10/25/36(a)(b)	991,796	943,164
Ford Credit Auto Owner Trust
Series 2012-C, Class A2,
0.470%, 4/15/15(a)	191,247	191,248
GMACM Home Equity Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	926,858	901,084
Hertz Vehicle Financing, LLC
Series 2011-1A, Class A1,
2.200%, 3/25/16(a)(c)	4,555,000	4,613,459
Series 2013-1A, Class A1,
1.120%, 8/25/17(a)(c)	4,475,000	4,466,260
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	18,353	18,237
Series 2003-HS3, Class A2A,
0.445%, 8/25/33(a)(b)	187,747	171,552
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(b)	836,089	595,698
Series 2006-HSA2, Class AI4,
5.810%, 3/25/36(a)	820,000	377,247
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.800%, 5/25/36(a)	1,506,619	1,308,818
Mid-State Trust XI
Series 11, Class A1,
4.864%, 7/15/38(a)	764,233	815,466
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A2,
0.785%, 1/25/36(a)(b)(c)	399,751	300,632
RFMSII Trust
Series 2006-HSA1, Class A4,
5.490%, 2/25/36(a)	1,120,172	962,281
SACO I Trust
Series 2006-9, Class A1,
0.465%, 8/25/36(a)(b)	571,790	632,538
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S6, Class A2,
0.745%, 11/25/35(a)(b)	57,364	56,784
Series 2005-S7, Class A2,
0.465%, 12/25/35(a)(b)(c)	718,593	689,334
Series 2006-S2, Class A2,
5.500%, 6/25/36(a)	1,683,964	1,133,594

TOTAL ASSET-BACKED SECURITIES
(Cost $18,387,316) — 4.2%		20,224,485

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.8%
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4,
5.889%, 7/10/44(a)(b)	2,699,861	2,937,006
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4,
5.383%, 4/15/40(a)(b)	796,351	802,576
Series 2012-GC8, Class A1,
0.685%, 9/10/45(a)	1,727,250	1,718,955
Commercial Mortgage Pass-Through Certificates
Series 2012-CR3, Class A1,
0.666%, 10/15/45(a)	928,622	922,202
Commercial Mortgage Trust
Series 2004-GG1, Class A7,
5.317%, 6/10/36(a)(b)	430,816	433,076
Series 2007-GG9, Class A4,
5.444%, 3/10/39(a)	865,000	950,089
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(c)	5,799,331	5,799,603
GE Capital Commercial Mortgage Corp.
Series 2004-C3, Class A4,
5.189%, 7/10/39(a)(b)	1,377,952	1,396,619
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1,
0.662%, 11/10/45(a)	1,975,172	1,964,495
GS Mortgage Securities Trust
Series 2007-GG10, Class A4,
5.804%, 8/10/45(a)(b)	5,915,000	6,494,345
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-CBX, Class A1,
0.958%, 6/15/45(a)	1,755,800	1,757,105
Series 2012-C8, Class A1,
0.705%, 10/15/45(a)	1,258,914	1,255,269
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A1,
1.260%, 8/15/46(a)	2,719,341	2,721,478
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1,
0.664%, 11/15/45(a)	1,199,267	1,193,371
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1,
0.726%, 8/10/49(a)	2,820,947	2,812,901
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A1,
0.687%, 10/15/45(a)	2,563,697	2,549,578
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1,
0.734%, 12/15/45(a)	1,846,215	1,837,497

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $37,712,982) — 7.8%		37,546,165

(Continued on next page)

DECEMBER 31, 2013	39

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013 (UNAUDITED)

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS — 30.8%
Ally Financial, Inc.
3.125%, 1/15/16	$1,100,000	$1,124,353
5.500%, 2/15/17	1,015,000	1,098,738
4.750%, 9/10/18	4,830,000	5,053,388
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	1,686,998	1,784,000
American Honda Finance Corp.
1.125%, 10/7/16	3,600,000	3,614,713
American International Group, Inc.
4.250%, 9/15/14	1,205,000	1,235,119
5.050%, 10/1/15	1,830,000	1,960,011
4.875%, 9/15/16	2,850,000	3,130,232
3.800%, 3/22/17	940,000	1,003,825
6.400%, 12/15/20	1,400,000	1,654,605
4.125%, 2/15/24	2,640,000	2,624,696
AT&T, Inc.
1.700%, 6/1/17	2,085,000	2,072,225
Bank of America Corp.
4.500%, 4/1/15	6,410,000	6,705,988
1.500%, 10/9/15	3,755,000	3,792,809
1.250%, 1/11/16	3,700,000	3,716,654
British Telecommunications PLC
2.000%, 6/22/15(d)	1,790,000	1,821,477
Burlington Northern and Santa Fe Railway Co. 2001-2 Pass-Through Trust
6.462%, 1/15/21	1,212,478	1,373,132
Burlington Northern and Santa Fe Railway Co. 2005-4 Pass-Through Trust
4.967%, 4/1/23	691,556	738,582
Citigroup, Inc.
5.500%, 10/15/14	1,947,000	2,019,327
4.587%, 12/15/15	8,230,000	8,794,693
Daimler Finance North America, LLC
0.843%, 1/9/15(b)(c)	1,750,000	1,755,859
1.250%, 1/11/16(c)	3,780,000	3,782,669
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	1,402,683	1,581,525
Deutsche Telekom International Finance B.V.
2.250%, 3/6/17(c)(d)	3,325,000	3,372,365
Ford Motor Credit Co., LLC
3.875%, 1/15/15	2,640,000	2,724,095
2.750%, 5/15/15	3,175,000	3,257,048
4.207%, 4/15/16	2,495,000	2,658,517
3.984%, 6/15/16	1,910,000	2,031,092
4.250%, 2/3/17	2,500,000	2,689,420
5.000%, 5/15/18	3,370,000	3,753,873
4.375%, 8/6/23	2,625,000	2,639,067
General Electric Capital Corp.
1.625%, 7/2/15	5,660,000	5,751,981
1.000%, 12/11/15	3,200,000	3,225,635
1.000%, 1/8/16	4,195,000	4,205,488
Goldman Sachs Group, Inc.
3.700%, 8/1/15	1,915,000	1,994,072
1.600%, 11/23/15	2,920,000	2,951,384
1.436%, 4/30/18(b)	3,970,000	4,016,902
Hartford Financial Services Group, Inc.
5.500%, 10/15/16	1,090,000	1,211,094
5.375%, 3/15/17	1,625,000	1,790,617
ING Bank N.V.
3.750%, 3/7/17(c)(d)	3,950,000	4,160,219
JPMorgan Chase & Co.
1.100%, 10/15/15	3,675,000	3,689,016
0.857%, 2/26/16(b)	2,535,000	2,545,421
3.250%, 9/23/22	1,780,000	1,705,811
Liberty Mutual Group, Inc.
6.700%, 8/15/16(c)	670,000	756,941
Metropolitan Life Global Funding I
1.700%, 6/29/15(c)	8,190,000	8,313,071
2.500%, 9/29/15(c)	740,000	762,147
Morgan Stanley
4.200%, 11/20/14	3,420,000	3,528,756
1.488%, 2/25/16(b)	1,255,000	1,271,323
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	1,904,896	2,114,434
Prudential Insurance Co. of America
8.300%, 7/1/25(c)	1,355,000	1,700,810
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 4/22/25	1,207,431	1,361,379
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26	2,060,197	2,245,614
UAL 2007-1 Pass-Through Trust
6.636%, 1/2/24	1,650,854	1,749,905
UBS A.G.
5.875%, 12/20/17(d)	949,000	1,089,002
Union Pacific Railroad Co. 2003 Pass-Through Trust
4.698%, 1/2/24	470,437	499,835

TOTAL CORPORATE BONDS
(Cost $143,788,523) — 30.8%		148,204,954

MORTGAGE-BACKED SECURITIES — 11.7%
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 9/25/15(a)	30,112	30,170
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
1.658%, 3/27/37(a)(b)(c)	536,834	545,042
Fannie Mae Pool
0.618%, 7/1/17(b)	1,850,000	1,847,053
0.558%, 7/1/18(b)	1,775,000	1,771,549
3.330%, 7/1/20	1,897,485	2,023,989
3.330%, 10/1/20	3,271,253	3,373,051
3.230%, 11/1/20	3,495,344	3,580,808
2.160%, 1/1/23	7,323,431	6,758,268
4.000%, 4/1/24	1,875,524	1,989,477
2.500%, 3/1/26	1,161,567	1,150,927
2.100%, 12/1/27	2,645,870	2,403,551
2.000%, 7/1/28	2,723,684	2,605,247
5.970%, 1/1/40	551,007	604,900
5.970%, 1/1/40	713,913	783,740
5.100%, 12/1/40	486,669	510,814

40	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013 (Unaudited)

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae REMICS
Series 2004-67, Class VC,
4.500%, 2/25/25	$1,160,839	$1,176,373
Fannie Mae-Aces
Series 2013-M5, Class ASQ2,
0.595%, 8/25/15	5,712,253	5,701,645
Series 2013-M14, Class A,
1.700%, 8/25/18	4,619,519	4,581,477
Freddie Mac REMICS
Series 3609, Class LA,
4.000%, 12/15/24(a)	2,220,548	2,347,610
Series 3873, Class DG,
3.000%, 7/15/27(a)	443,276	454,879
Ginnie Mae I Pool
2.140%, 8/15/23	2,903,608	2,863,646
2.730%, 6/15/32	9,424,106	8,959,592

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $56,070,814) — 11.7%		56,063,808

OTHER GOVERNMENTS — 0.6%
Petrobras Global Finance B.V.
2.384%, 1/15/19(b)(d)	1,610,000	1,577,800
Petroleos Mexicanos
3.500%, 7/18/18(d)	1,270,000	1,303,338

TOTAL OTHER GOVERNMENTS
(Cost $2,874,184) — 0.6%		2,881,138

U.S. GOVERNMENT AND AGENCIES — 40.8%
United States Treasury Bond
3.625%, 8/15/43	45,015,000	42,511,040
United States Treasury Note
1.750%, 10/31/20	60,395,000	57,941,453
2.375%, 12/31/20	41,060,000	40,899,620
2.750%, 11/15/23	56,480,000	55,253,311

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $198,102,000) — 40.8%		196,605,424

SHORT-TERM INVESTMENTS — 13.0%
UMB Money Market Fiduciary, 0.010%	62,641,329	62,641,329

TOTAL SHORT-TERM INVESTMENTS
(Cost $62,641,329) — 13.0%		62,641,329

TOTAL INVESTMENTS
(Cost $519,577,148) — 108.9%		524,167,303

Liabilities less other assets — (8.9)%		(42,793,713)

TOTAL NET ASSETS — 100.0%
(equivalent to $31.95 per share; unlimited shares
of $1.00 par value capital shares authorized;
13,310,261 shares outstanding for Institutional Class;
equivalent to $31.94 per share; unlimited shares of
$1.00 par value capital shares authorized;
1,757,916 shares outstanding for Class Y)		$481,373,590

LLC — Limited Liability Company

PLC — Public Limited Company

REMICS — Real Estate Mortgage Investment Conduits

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

(d)	Foreign security denominated in U.S. dollars.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2013	41

UNCONSTRAINED BOND FUND

OBJECTIVE & STRATEGY (UNAUDITED)

The Scout Unconstrained Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in fixed income instruments.

Market Review

Possible Federal Reserve (Fed) tapering of the quantitative easing (QE) program affected capital market activity during the six month period ended December 31, 2013. The market viewed each new piece of economic data and all Fed communications from the perspective of tapering the program. Investors were surprised when the Fed kept the $85 billion a month program in place in September. Despite the Fed’s intent to be more transparent, a vast majority of market participants read the signals wrong. Sharp market reactions followed and, during the next two weeks, the 10-year Treasury rate declined approximately 25 basis points.

In October, the capital markets focused primarily on the government shutdown. This shutdown controversy soon blended with the debate over raising the debt ceiling, putting a seemingly deadlocked government at the forefront of investors’ attention. Despite many vocal protests that politicians were irresponsibly playing chicken with the full faith and credit of the U.S. government, the capital markets showed little concern that the United States would actually default. During this time when one might expect heightened fear in the market, major domestic stock indices rarely ventured from all-time high levels and Treasuries showed little “flight-to-quality” bid. Once a budget and debt ceiling agreement was reached in mid-October, it seemed little was truly accomplished and the American public continued to have a heightened disdain for their elected officials.

At its mid-December meeting, the Fed announced the beginning of the tapering of the QE program. In January 2014, the Fed will begin to reduce its monthly asset purchases by $10 billion. While certainly notable, as this has been a much anticipated event, the relatively modest size and measured manner in which the Fed communicated the move, helped the market easily digest this news. One aspect that may have helped markets in the wake of the tapering announcement was reassurance from the Fed that the extremely low level of interest rates may need to be extended even if the unemployment rate declines well below 6.5% as inflation remains at modest levels.

In a rare move of bipartisanship, Paul Ryan, Republican House budget committee chairman, and Patty Murray, his Democrat counterpart in the Senate, reached a budget agreement in December. This agreement fell well short of each party’s budgetary priorities, but was viewed as a “baby step” in bridging a vast chasm of ideological differences. Although not the “grand bargain” that would bring the parties together to solve long-term budget issues, this agreement does minimize the impact of $60 billion in sequestration cuts over the next two years.

Dr. Janet Yellen was confirmed as the new Fed chairwoman on January 6, 2014, and will take over the post on February 1. Dr. Yellen is thought by many to be slightly more dovish than Dr. Bernanke, but is not expected to depart from the Bernanke playbook, particularly with QE tapering beginning this year.

Portfolio Review

Assisted by the Fund’s short duration holdings and rising interest rates, the Scout Unconstrained Bond Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month Libor Constant Maturity Index, for the six months ended December 31, 2013. Our defensive positioning (with a short duration) had the most impact on performance as we sold Treasury futures. And since this Fund is not tethered to a benchmark, we had the ability to hold extremely low durations, a benefit in an environment of rising interest rates.

High yield and investment grade corporates outperformed during the time period, and the Fund’s exposure added to relative performance. Within asset backed securities, we have held home equity securities for several years. These low U.S. dollar priced securities continue to perform well as the housing market slowly recovers. The Fund’s non-U.S. dollar exposure subtracted from performance as the Fund’s currency positions underperformed. Mortgage-backed securities (MBS) added to performance, as we briefly held agency pass-throughs when they outperformed. Commercial mortgage-backed securities (CMBS) and government-related securities had a minimal impact on performance.

Outlook

Markets will be closely monitoring the Fed’s tapering of its QE program and will be placing Dr. Yellen under the microscope. The Fed’s September surprise humbled many market observers. Uncertainty remains regarding the timing and extent of the tapering, as well as its impacts on the markets and economy. At least initially, the Fed has been able to avoid the pressure of delaying the exit of the QE program due to the fear of the market’s reaction.

We continue to view risk asset valuations with caution as spreads reach very tight levels. The impact of QE (even though the unwinding has begun) lingers with its potential to drive prices away from fundamental value. Consistent with our time-tested process, we seek to limit the downside risk in client portfolios while patiently waiting for opportunities to arise.

42	SCOUT FUNDS SEMI-ANNUAL REPORT

Interest rates remain at unattractive levels on a historical, real return basis, despite the move higher in the last eight months. We continue to be cautious that rates will move higher as government manipulation, in the form of QE, is expected to diminish in 2014. This pressure will be acute in the 5- to 10-year portion of the curve that has been most impacted by the QE program. Several counter pressures are also at work, including the enormous debt loads throughout the world relative to GDP. Debt acts as a deflationary headwind, putting downward pressure on prices. Further, at such high nominal debt levels in developed countries, the cost to service this debt keeps an upward pressure on rates. Combining these factors, we anticipate that we could be in for a long-term, higher grind in rates with bouts of volatility in response to changes in economic data.

Mark M. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (UNAUDITED)

HYPOTHETICAL GROWTH OF $10,000 (UNAUDITED)

Performance returns for the Scout Unconstrained Bond Fund, BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index and Lipper Alternative Credit Focus Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. Published by the British Bankers’ Association, LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market. The Lipper Alternative Credit Focus Funds Index is an unmanaged index consisting of Funds that, by portfolio practice, invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The Fund employs an unconstrained investment approach which creates considerable exposure to certain types of securities that present significant volatility in the Fund’s performance, particularly over short periods of time. The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same interest rate, inflation, issuer, maturity and credit risks that are associated with underlying fixed income securities owned by the Fund. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk.

Credit Default Swaps and related instruments such as credit default swap index products, may involve greater risks than if the Fund invested in the referenced obligation directly. Credit Default Swaps are subject to risks such as market risk, liquidity risk, interest rate risk, credit risk and management risk. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy. The use of leverage, derivatives, and short sales could accelerate losses to the fund. These losses could exceed the amount originally invested.

DECEMBER 31, 2013	43

Unconstrained Bond Fund

COMPARATIVE RATES OF RETURN (Unaudited)

as of December 31, 2013
		Since
	1 Year	Inception†
Scout Unconstrained Bond Fund – Institutional Class	3.69%	13.70%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.29%	0.38%
Lipper Alternative Credit Focus Funds Index*	1.26%	N/A	ˆ

		Since
	1 Year	Inception‡
Scout Unconstrained Bond Fund – Class Y	3.45%	3.45%
BofA Merrill Lynch® 3-Month LIBOR Constant Maturity Index*	0.29%	0.29%
Lipper Alternative Credit Focus Funds Index*	1.26%	1.26%

†	Inception – September 29, 2011.

‡	Inception – December 31, 2012.

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

ˆ	Because the Fund’s inception predates the benchmark’s inception, a comparison is not available.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2013, the gross expense ratios for the Institutional Class and Class Y were 0.96% and 1.26%, respectively (as disclosed in the most recent Prospectus), compared to the December 31, 2013 gross expense ratios of 0.81% and 1.08%, respectively.

The performance returns for the Funds reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced. The Advisor has contractually agreed to waive fees/ certain fund expenses through October 31, 2014, and may recoup previously waived expenses that it assumed during the previous three fiscal years.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Based on total investments as of December 31, 2013. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Institutional Class
		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
9/29/11	$10.00	$—	$—	$10.00
12/31/11	10.05	0.23	0.18	10.46
12/31/12	11.62	0.69	0.03	12.75
12/31/13	11.84	0.18	0.02	13.17

Class Y
		Income &		Cumulative(b)
	Net Asset	Short-Term(a) Gains	Long-Term(a) Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/12	$11.62	$—	$—	$11.62
12/31/13	11.83	0.17	0.02	12.02

(a)	Represents distributions for the respective calendar year-to-date period ended.

(b)	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

Scout
Unconstrained
Bond
Average Maturity	4.0 years
Average Duration	3.1 years
30-Day SEC Yield — Institutional Class	0.4%
30-Day SEC Yield — Class Y	0.2%
Number of Holdings	88
Total Net Assets (in millions, all share classes)	$1,978.53
Institutional Class Inception Date	9/29/11
Class Y Inception Date	12/31/12

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

44	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

UNCONSTRAINED BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 1.7%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.037%, 1/15/16(a)(b)	$5,789,000	$5,790,470
Conseco Financial Corp.
Series 1996-2, Class M1,
7.600%, 4/15/26(a)(b)	685,776	601,290
Countrywide Asset-Backed Certificates
Series 2006-S8, Class A2,
5.393%, 4/25/36(a)(b)	4,088,582	4,096,179
Series 2006-S10, Class A2,
0.385%, 10/25/36(a)(b)	2,122,445	2,018,373
Series 2006-S10, Class A3,
0.485%, 10/25/36(a)(b)	2,843,064	2,144,142
GMACM Home Equity Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36(a)(b)	348,192	338,509
GreenPoint Mortgage Funding Trust
Series 2005-HE1, Class M2,
0.840%, 9/25/34(a)(b)	3,430,782	3,370,654
GSAA Trust
Series 2006-S1, Class 1A1,
0.325%, 1/25/37(a)(b)	1,545,298	541,879
Home Equity Loan Trust
Series 2003-HS1, Class AI6,
3.830%, 2/25/33(a)(b)	85,950	85,407
Series 2003-HS3, Class A2A,
0.445%, 8/25/33(a)(b)	11,955	10,924
Series 2006-HSA2, Class AI3,
5.550%, 3/25/36(a)(b).	1,243,322	885,843
Home Equity Mortgage Trust
Series 2006-1, Class A2,
5.800%, 5/25/36(a)	2,375,520	2,063,643
Home Loan Trust
Series 2006-HI3, Class A3,
5.960%, 2/25/36(a)	740,329	747,618
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-S1, Class A3,
0.605%, 1/25/36(a)(b)(c)	231,521	172,915
Series 2006-S1, Class A2,
0.785%, 1/25/36(a)(b)(c)	983,567	739,690
RFMSII Trust
Series 2006-HSA1, Class A3,
5.230%, 2/25/36(a)(b)	730,174	747,338
SLM Student Loan Trust
Series 2004-2, Class A4,
0.368%, 10/25/19(a)(b)	5,557,092	5,555,436
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-S6, Class A2,
0.745%, 11/25/35(a)(b)	2,889	2,860
Series 2005-S7, Class A2,
0.465%, 12/25/35(a)(b)(c)	1,251,197	1,200,253
Series 2006-S2, Class A2,
5.500%, 6/25/36(a)	2,363,459	1,591,010

TOTAL ASSET-BACKED SECURITIES
(Cost $30,345,248) — 1.7%		32,704,433

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.7%
DBRR Trust
Series 2012-EZ1, Class A,
0.946%, 9/25/45(a)(c)	22,224,214	22,225,258
Wachovia Bank Commercial Mortgage Trust Series
Series 2004-C15, Class A4,
4.803%, 10/15/41(a)	10,450,000	10,686,536

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $32,929,041) — 1.7%		32,911,794

CORPORATE BONDS — 25.2%
Aegon N.V.
4.625%, 12/1/15(d)	2,354,000	2,511,228
Allstate Corp.
5.000%, 8/15/14	3,000,000	3,082,977
Ally Financial, Inc.
8.300%, 2/12/15	6,360,000	6,837,000
3.125%, 1/15/16	27,695,000	28,308,140
5.500%, 2/15/17	11,980,000	12,968,350
4.750%, 9/10/18	20,500,000	21,448,125
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 7/31/22	2,324,974	2,458,660
American Express Co.
7.250%, 5/20/14	3,680,000	3,776,762
American International Group, Inc.
4.250%, 9/15/14	3,400,000	3,484,983
5.050%, 10/1/15	26,760,000	28,661,137
4.875%, 9/15/16	925,000	1,015,952
4.125%, 2/15/24	4,945,000	4,916,334
Bank of America Corp.
4.500%, 4/1/15	12,820,000	13,411,976
1.500%, 10/9/15	20,180,000	20,383,192
1.250%, 1/11/16	3,945,000	3,962,756
2.600%, 1/15/19	10,150,000	10,194,802
Citigroup, Inc.
5.500%, 10/15/14	1,022,000	1,059,965
6.010%, 1/15/15	1,902,000	2,002,888
4.587%, 12/15/15	31,198,000	33,338,620
Continental Airlines 2007-1 Class A Pass-Through Trust
5.983%, 10/19/23	2,167,112	2,367,570
Daimler Finance North America, LLC
1.250%, 1/11/16(c)	11,165,000	11,172,883
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 2/10/24	4,720,012	5,321,813
Ford Motor Credit Co., LLC
3.875%, 1/15/15	5,400,000	5,572,012
2.500%, 1/15/16	5,125,000	5,257,958
4.207%, 4/15/16	8,550,000	9,110,350
1.489%, 5/9/16(b)	2,560,000	2,597,563
3.984%, 6/15/16	32,922,000	35,009,222
2.875%, 10/1/18	19,510,000	19,970,338
General Electric Capital Corp.
3.500%, 6/29/15	7,625,000	7,957,633
1.000%, 12/11/15	18,845,000	18,995,967
Goldman Sachs Group, Inc.
3.300%, 5/3/15	1,930,000	1,988,531
3.700%, 8/1/15.	7,800,000	8,122,070
1.600%, 11/23/15	18,195,000	18,390,560
1.436%, 4/30/18(b)	1,400,000	1,416,540

(Continued on next page)

DECEMBER 31, 2013	45

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

UNCONSTRAINED BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
John Deere Capital Corp.
2.250%, 6/7/16	$2,975,000	$3,070,899
JPMorgan Chase & Co.
1.875%, 3/20/15	3,950,000	4,003,396
3.400%, 6/24/15	9,655,000	10,026,138
1.100%, 10/15/15	25,350,000	25,446,685
Metropolitan Life Global Funding I
1.700%, 6/29/15(c)	5,020,000	5,095,436
2.500%, 9/29/15(c)	11,665,000	12,014,110
Morgan Stanley
4.200%, 11/20/14	3,898,000	4,021,956
3.450%, 11/2/15	16,250,000	16,914,723
1.488%, 2/25/16(b)	2,045,000	2,071,597
NBCUniversal Enterprise, Inc.
0.781%, 4/15/16(b)(c)	5,325,000	5,354,069
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 5/1/21	2,751,516	3,054,183
Principal Life Global Funding II
1.125%, 9/18/15(c)	6,950,000	7,000,791
Prudential Financial, Inc.
4.750%, 9/17/15	11,501,000	12,255,949
5.500%, 3/15/16	975,000	1,064,301
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 10/22/24	6,843,007	7,475,985
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 4/22/25	1,141,572	1,287,122
U.S. Airways 2012-1 Class A Pass-Through Trust
5.900%, 4/1/26	7,333,148	7,993,131
UAL 2007-1 Pass-Through Trust
6.636%, 1/2/24	5,088,641	5,393,959
Verizon Communications, Inc.
0.442%, 3/6/15(b)(c)	2,730,000	2,725,373
Wells Fargo & Co.
0.869%, 4/23/18(b)	5,275,000	5,304,129

TOTAL CORPORATE BONDS
(Cost $494,276,460) — 25.2%		498,648,789

MORTGAGE-BACKED SECURITIES — 0.2%
Fannie Mae-Aces
Series 2012-M9, Class AB1,
1.372%, 4/25/22	3,998,555	3,919,236

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $3,892,437) — 0.2%		3,919,236

OTHER GOVERNMENTS — 0.1%
Petrobras Global Finance B.V.
2.384%, 1/15/19(b)(d)	1,120,000	1,097,600
Petroleos Mexicanos
3.500%, 7/18/18(d)	1,655,000	1,698,444

TOTAL OTHER GOVERNMENTS
(Cost $2,767,420) — 0.1%		2,796,044

U.S. GOVERNMENT AND AGENCIES — 63.2%
United States Treasury Bond
3.750%, 11/15/43	100,510,000	97,149,146
United States Treasury Note
0.250%, 12/15/14	296,235,000	296,477,913
0.250%, 4/30/14	374,620,000	374,810,307
0.250%, 2/15/15	114,950,000	115,030,810
2.000%, 11/30/20	198,705,000	193,426,998
2.750%, 11/15/23	176,615,000	172,779,099

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $1,252,518,231) — 63.2%		1,249,674,273

SHORT-TERM INVESTMENTS — 7.0%
UMB Money Market Fiduciary, 0.010%	139,188,325	139,188,325

TOTAL SHORT-TERM INVESTMENTS
(Cost $139,188,325) — 7.0%		139,188,325

TOTAL INVESTMENTS
(Cost $1,955,917,162) — 99.1%		1,959,842,894

Other assets less liabilities — 0.9%		18,691,285

TOTAL NET ASSETS — 100.0%
(equivalent to $11.84 per share; unlimited shares
of $1.00 par value capital shares authorized;
124,137,303 shares outstanding for Institutional Class;
equivalent to $11.83 per share; unlimited shares of
$1.00 par value capital shares authorized;
43,016,244 shares outstanding for Class Y)		$1,978,534,179

LLC — Limited Liability Company

(a)	Callable.

(b)	Variable rate security (presented at the current rate as of period end).

(c)	144A restricted security.

(d)	Foreign security denominated in U.S. dollars.

46	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2013 (Unaudited)

UNCONSTRAINED BOND FUND (Continued)

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of						Premiums	Unrealized
		Buy/Sell(e)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Exchange	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(f)	Value(g)	(Received)	(Depreciation)
Intercontinental Exchange	CDX North America High Yield Index Series 21	Buy	B2/B	Pay	5.00%	12/20/2018	$93,000,000	$(8,073,299)	$(7,718,052)	$(355,247)
Chicago Mercantile Exchange/ Intercontinental Exchange	CDX North America Investment Grade Index Series 21	Sell	Baa1/BBB+	Receive	1.00%	12/20/2018	125,000,000	2,249,542	1,478,665	770,877
TOTAL SWAP CONTRACTS							$218,000,000	$(5,823,757)	$(6,239,387)	$415,630

(e)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(f)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2013	47

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013 (Unaudited)

(in thousands except per share data)

		Emerging
	International	Markets
	Fund	Fund

ASSETS:
Investments, at cost	$7,223,871	$11,350
Foreign currency at cost	—	1

Investments, at value	$10,106,827	$12,189
Foreign currency at value	—	1
Cash	16,454	252
Receivables:
Investments sold	—	—
Fund shares sold	6,794	29
Dividends	20,032	3
Interest	1	—
Due from Advisor	—	9
Prepaid and other assets	118	18
Total assets	10,150,226	12,501
LIABILITIES:
Payables:
Investments purchased.	—	—
Fund shares redeemed.	7,399	—
Accrued investment advisory fees	5,989	—
Accrued administrative fees	423	1
Accrued administration and fund accounting fees	450	6
Accrued transfer agent and related service fees and expenses	1,218	5
Accrued custody fees.	373	3
Accrued registration fees	28	—
Other accrued expenses	555	2
Total liabilities	16,435	17
NET ASSETS	$10,133,791	$12,484
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$7,520,306	$11,536
Accumulated:
Net investment income (loss)	(300)	4
Net realized gain (loss) on investments and foreign currency transactions	(269,692)	105
Net unrealized appreciation (depreciation) on:
Investments.	2,882,956	839
Foreign currency translations	521	—
NET ASSETS APPLICABLE TO OUTSTANDING SHARES.	$10,133,791	$12,484
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited
SHARES ISSUED AND OUTSTANDING	271,973	1,110
NET ASSET VALUE PER SHARE	$37.26	$11.25

(a)	Based on unrounded Net Assets and Shares Outstanding.

See accompanying Notes to Financial Statements.

48	SCOUT FUNDS SEMI-ANNUAL REPORT

			Low Duration
Global Equity	Mid Cap	Small Cap	Bond
Fund	Fund	Fund	Fund

$6,473	$1,738,516	$169,199	$40,331
—	—	—	—
$8,017	$2,156,764	$272,965	$40,422
—	—	—	—
101	12,419	1,032	—

48	3,728	1,037	1
—	4,176	113	—
9	990	47	—
—	—	—	211
10	—	—	12
13	75	21	18
8,198	2,178,152	275,215	40,664

67	8,831	300	1,754
—	1,180	365	24
—	1,330	171	—
—	89	11	2
7	82	22	6
6	191	33	5
4	13	3	4
1	35	—	—
6	93	22	10
91	11,844	927	1,805
$8,107	$2,166,308	$274,288	$38,859

$6,593	$1,701,710	$203,287	$38,818

(1)	221	(774)	(29)
(29)	46,129	(31,991)	(21)

1,544	418,248	103,766	91
—	—	—	—
$8,107	$2,166,308	$274,288	$38,859

Unlimited	Unlimited	Unlimited	Unlimited
649	121,619	11,471	3,853
$12.50 (a)	$17.81	$23.91	$10.09

DECEMBER 31, 2013	49

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013 (Unaudited)

(in thousands except per share data)

		Core	Unconstrained
	Core Bond	Plus Bond	Bond
	Fund	Fund	Fund

ASSETS:
Investments, at cost	$227,152	$519,577	$1,955,917
Investments, at value	$227,129	$524,167	$1,959,843
Cash at brokers segregated as collateral for open swap contracts	—	—	8,580
Cash at custodian segregated as collateral for open swap contracts	—	710	2,950
Receivables:
Investments sold	1	802	3,390
Fund shares sold	440	1,566	8,471
Premiums paid on open swap contracts	—	—	1,479
Unrealized appreciation on open swap contracts	—	—	770
Interest	1,244	2,461	5,757
Prepaid and other assets	35	34	245
Total assets	228,849	529,740	1,991,485
LIABILITIES:
Payables:
Fund shares redeemed	112	47,309	3,178
Premiums received on open swap contracts	—	—	7,718
Unrealized depreciation on open swap contracts	—	—	355
Realized loss on closed forward contracts	—	657	819
Dividends	21	164	—
Accrued investment advisory fees	36	104	465
Accrued administrative fees	10	22	78
Accrued administration and fund accounting fees	11	24	64
Accrued transfer agent and related service fees and expenses	10	11	—
Accrued custody fees	6	8	—
Accrued registration fees	4	11	133
Accrued distribution fees	3	14	129
Accrued shareholder servicing fees	—	6	—
Other accrued expenses	25	36	12
Total liabilities	238	48,366	12,951
NET ASSETS	$228,611	$481,374	$1,978,534
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$231,778	$479,459	$1,966,635
Accumulated:
Net investment income (loss)	(143)	435	1,152
Net realized gain (loss) on investments, forward contracts, futures contracts and swap contracts	(3,001)	(3,110)	6,406
Net unrealized appreciation (depreciation) on:
Investments	(23)	4,590	3,926
Swap contracts	—	—	415
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$228,611	$481,374	$1,978,534
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Institutional Class	19,859	13,310	124,137
Class Y	265	1,758	43,017

TOTAL SHARES ISSUED AND OUTSTANDING	20,124	15,068	167,154
NET ASSET VALUE PER SHARE – INSTITUTIONAL CLASS	$11.36	$31.95	$11.84
NET ASSET VALUE PER SHARE – CLASS Y	$11.36	$31.94	$11.83

See accompanying Notes to Financial Statements.

50	SCOUT FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2013	51

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2013 (Unaudited)

(in thousands)

			Emerging
	International		Markets
	Fund		Fund

INVESTMENT INCOME:
Dividend income	$66,731	(a)	$90 (a)
Interest income	18		—
Total investment income	66,749		90
EXPENSES:
Investment advisory fees	35,233		53
Administration and fund accounting fees	2,651		38
Transfer agent and related service fees and expenses	7,215		27
Custody fees	1,126		17
Professional fees	156		18
Federal and state registration fees	126		25
Reports to shareholders	393		2
Administrative fees	2,481		3
Insurance fees	38		—
Directors’ fees	97		—
Distribution fees	—		—
Shareholder servicing fees	—		—
Other expenses	132		9
Total expenses before waiver	49,648		192
Waiver of fees and/or other expenses assumed by Advisor	—		(105)
Net expenses	49,648		87
Net investment income (loss)	17,101		3

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, FORWARD CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	93,810		419
Foreign currency transactions	(283)		(19)
Forward contracts	—		—
Futures contracts	—		—
Swap contracts	—		—
Net increase (decrease) in unrealized appreciation/depreciation on:
Investments	948,263		17
Foreign currency translations	628		—
Forward contracts	—		—
Futures contracts	—		—
Swap contracts	—		—
Net increase from payment by affiliates (Note 2.(a))	10		—
Net realized and unrealized gain on investments, foreign currency, forward contracts, future contracts and swap contracts	1,042,428		417
Net increase in net assets resulting from operations	$1,059,529		$420

(a) Net of foreign tax withholding of (in thousands) $4,263, $5, $1, $19, $1, $1 and $1 respectively.

See accompanying Notes to Financial Statements.

52	SCOUT FUNDS SEMI-ANNUAL REPORT

				Low Duration		Core	Unconstrained
Global Equity	Mid Cap		Small Cap	Bond	Core Bond	Plus Bond	Bond
Fund	Fund		Fund	Fund	Fund	Fund	Fund

$52 (a)	$9,956	(a)	$1,121	$—	$—	$—	$—
—	2		—	281	2,347 (a)	5,639 (a)	5,929 (a)
52	9,958		1,121	281	2,347	5,639	5,929

30	7,203		996	54	501	1,044	3,541
40	457		131	38	72	140	288
24	1,282		209	34	43	50	364
7	59		9	8	15	21	23
16	42		19	16	18	21	27
12	80		13	17	27	55	241
2	72		14	3	8	14	18
2	479		66	9	63	131	295
—	7		1	—	1	2	2
—	19		3	—	3	5	10
—	—		—	—	5	69	379
—	—		—	—	3	41	—
11	27		9	16	23	28	22
144	9,727		1,470	195	782	1,621	5,210
(91)	—		—	(123)	(273)	(466)	(1,839)
53	9,727		1,470	72	509	1,155	3,371
(1)	231		(349)	209	1,838	4,484	2,558

250	93,451		7,269	(21)	(292)	1,397	7,487
—	—		—	—	—	—	—
—	—		—	—	—	(531)	(724)
—	—		—	—	—	—	8,088
—	—		—	—	24	45	2,158

710	233,880		32,543	318	383	916	4,315
—	—		—	—	—	—	—
—	—		—	—	—	—	237
—	—		—	—	—	—	40
—	—		—	—	(19)	(34)	299
—	—		—	—	—	—	—

960	327,331		39,812	297	96	1,793	21,900
$959	$327,562		$39,463	$506	$1,934	$6,277	$24,458

DECEMBER 31, 2013	53

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	International Fund		Emerging Markets Fund
	For the		For the
	Six Months Ended	For the	Six Months Ended	For the
	December 31, 2013	Year Ended	December 31, 2013	Period Ended
	(Unaudited)	June 30, 2013	(Unaudited)	June 30, 2013*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$17,101	$120,207	$3	$34
Net realized gain (loss) on investments and foreign currency transactions	93,537	191,165	400	(57)
Net increase (decrease) in unrealized appreciation/depreciation on investments and foreign currencies translations	948,891	957,295	17	822
Net increase in net assets resulting from operations	1,059,529	1,268,667	420	799
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(29,783)	(172,491)	(1)	(25)
Net realized gain on securities	—	—	(248)	—
Total distributions to shareholders	(29,783)	(172,491)	(249)	(25)
CAPITAL SHARE TRANSACTIONS:
Shares sold	852,494	2,004,378	1,973	12,034
Shares issued for reinvestment of distributions	25,382	165,768	169	17
Redemption fees	16	53	—	—
Shares redeemed	(976,282)	(1,569,514)	(1,704)	(950)
Net increase (decrease) from capital share transactions	(98,390)	600,685	438	11,101
Net increase in net assets	931,356	1,696,861	609	11,875
NET ASSETS:
Beginning of period	9,202,435	7,505,574	11,875	—
End of period	$10,133,791	$9,202,435	$12,484	$11,875
Accumulated net investment income (loss)	(300)	12,382	4	2
TRANSACTIONS IN SHARES:
Shares sold	23,922	60,706	174	1,153
Shares reinvested	698	4,944	15	2
Shares redeemed	(27,184)	(47,802)	(150)	(84)
Net increase (decrease)	(2,564)	17,848	39	1,071

*Commenced operations on October 15, 2012.

**Commenced operations on August 29, 2012.

See accompanying Notes to Financial Statements.

54	SCOUT FUNDS SEMI-ANNUAL REPORT

Global Equity Fund		Mid Cap Fund		Small Cap Fund		Low Duration Bond Fund
For the		For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
December 31, 2013	Year Ended	December 31, 2013	Year Ended	December 31, 2013	Year Ended	December 31, 2013	Period Ended
(Unaudited)	June 30, 2013	(Unaudited)	June 30, 2013	(Unaudited)	June 30, 2013	(Unaudited)	June 30, 2013**

$(1)	$44	$231	$13,524	$(349)	$329	$209	$200
250	235	93,451	113,337	7,269	21,604	(21)	49

710	709	233,880	145,272	32,543	37,950	318	(227)
959	988	327,562	272,133	39,463	59,883	506	22

(9)	(40)	(405)	(10,940)	—	(791)	(238)	(209)
—	—	(109,300)	(18,326)	—	—	(42)	(1)
(9)	(40)	(109,705)	(29,266)	—	(791)	(280)	(210)

440	1,246	445,316	639,549	21,287	19,556	6,845	33,990
9	40	96,435	25,072	—	754	281	210
—	—	—	32	—	—	—	—
(293)	(349)	(193,876)	(547,776)	(30,343)	(66,021)	(2,021)	(484)
156	937	347,875	116,877	(9,056)	(45,711)	5,105	33,716
1,106	1,885	565,732	359,744	30,407	13,381	5,331	33,528

7,001	5,116	1,600,576	1,240,832	243,881	230,500	33,528	—
$8,107	$7,001	$2,166,308	$1,600,576	$274,288	$243,881	$38,859	$33,528
(1)	9	221	395	(774)	(425)	(29)	—

38	115	25,717	44,536	950	1,022	680	3,373
1	4	5,495	1,825	—	45	28	21
(25)	(34)	(11,187)	(38,430)	(1,346)	(3,774)	(201)	(48)
14	85	20,025	7,931	(396)	(2,707)	507	3,346

DECEMBER 31, 2013	55

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Core Bond Fund		Core Plus Bond Fund		Unconstrained Bond Fund
	For the		For the		For the
	Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
	December 31, 2013	Year Ended	December 31, 2013	Year Ended	December 31, 2013	Year Ended
	(Unaudited)	June 30, 2013	(Unaudited)	June 30, 2013	(Unaudited)	June 30, 2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,838	$2,637	$4,484	$8,198	$2,558	$1,961
Net realized gain (loss) on investments, forward contracts, futures contracts and swap contracts	(268)	1,203	911	10,434	17,009	4,138
Net increase (decrease) in unrealized appreciation/depreciation on investments, forward contracts, futures contracts and swap contracts	364	(2,811)	882	(5,972)	4,891	(1,712)
Net increase from payment by affiliates (Note 2.(a))	—	—	—	9	—	—
Net increase in net assets resulting from operations	1,934	1,029	6,277	12,669	24,458	4,387
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(1,957)	(2,933)	(3,617)	(7,781)	(1,196)	(2,305)
Class Y	(24)	(48)	(324)	(538)	(329)	(126)
Net realized gain on securities:
Institutional Class	(874)	(3,718)	(1,873)	(20,398)	(8,723)	(2,920)
Class Y	(12)	(89)	(198)	(1,633)	(3,135)	—
Total distributions to shareholders	(2,867)	(6,788)	(6,012)	(30,350)	(13,383)	(5,351)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Shares sold	39,605	160,165	118,421	143,800 (a)	1,113,656	432,355
Shares issued for reinvestment of distributions	2,589	6,174	4,340	25,797	9,730	5,159
Shares redeemed	(74,764)	(71,801)	(127,863)	(166,039)	(81,921)	(49,767)
Net increase (decrease) from capital share transactions	(32,570)	94,538	(5,102)	3,558	1,041,465	387,747
Class Y:
Shares sold	573	7,871	29,979	56,780	439,841	131,194
Shares issued for reinvestment of distributions	36	137	508	2,069	3,455	125
Shares redeemed	(3,937)	(3,665)	(28,331)	(30,914)	(61,904)	(6,153)
Net increase (decrease) from capital share transactions	(3,328)	4,343	2,156	27,935	381,392	125,166
Net increase (decrease) from capital share transactions	(35,898)	98,881	(2,946)	31,493	1,422,857	512,913
Net increase (decrease) in net assets	(36,831)	93,122	(2,681)	13,812	1,433,932	511,949
NET ASSETS:
Beginning of period	265,442	172,320	484,055	470,243	544,602	32,653
End of period	$228,611	$265,442	$481,374	$484,055	$1,978,534	$544,602
Accumulated net investment income (loss)	(143)	—	435	(108)	1,152	119
TRANSACTIONS IN SHARES:
Institutional Class:
Shares sold	3,476	13,696	3,703	4,330 (a)	94,366	36,714
Shares reinvested	227	529	135	787	821	443
Shares redeemed	(6,560)	(6,164)	(3,995)	(5,044)	(6,943)	(4,228)
Net increase (decrease)	(2,857)	8,061	(157)	73	88,244	32,929
Class Y:
Shares sold	50	672	939	1,727	37,334	11,147
Shares reinvested	3	11	16	63	292	11
Shares redeemed	(346)	(315)	(884)	(945)	(5,244)	(523)
Net increase (decrease)	(293)	368	71	845	32,382	10,635
Net increase (decrease)	(3,150)	8,429	(86)	918	120,626	43,564

(a)	Includes (in thousands) $7,953 and 233 shares from an in-kind transfer of securities on November 30, 2012 from the account of an advisory client separately managed by the Advisor.

See accompanying Notes to Financial Statements.

56	SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND
	For the Six Months Ended
	December 31, 2013			For the Years Ended June 30,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$33.52		$29.24	$33.70	$25.91	$23.13	$34.71

Income from investment operations:
Net investment income	0.06		0.44	0.47	0.46	0.33	0.34
Net realized and unrealized gain (loss) on securities	3.79		4.49	(4.47)	7.80	2.79	(10.59)
Total from investment operations	3.85		4.93	(4.00)	8.26	3.12	(10.25)

Distributions from:
Net investment income	(0.11)		(0.65)	(0.46)	(0.47)	(0.34)	(0.35)
Net realized gain on securities	—		—	—	—	—	(0.98)
Total distributions	(0.11)		(0.65)	(0.46)	(0.47)	(0.34)	(1.33)
Net asset value, end of period	$37.26		$33.52	$29.24	$33.70	$25.91	$23.13
Total return	11.49	%(a)	16.86%	(11.78)%	32.00%	13.41%	(29.17)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10,134		$9,202	$7,506	$8,440	$5,333	$3,423
Ratio of expenses to average net assets	1.00	%(b)	1.01%	0.99%	0.94%	0.97%	1.02%
Ratio of net investment income to average net assets	0.34	%(b)	1.39%	1.61%	1.50%	1.35%	1.56%
Portfolio turnover rate	8	%(a)	31%	20%	13%	12%	16%

(a) Not annualized.

(b) Annualized.

SCOUT EMERGING MARKETS FUND (Fund Inception October 15, 2012)
	For the Six Months Ended		For the
	December 31, 2013		Period Ended
	(Unaudited)		June 30, 2013
Net asset value, beginning of period	$11.09		$10.00

Income from investment operations:
Net investment income	—	(a)	0.03
Net realized and unrealized gain on securities	0.39		1.08
Total from investment operations	0.39		1.11

Distributions from:
Net investment income	—	(a)	(0.02)
Net realized gain on securities	(0.23)		—
Total distributions	(0.23)		(0.02)
Net asset value, end of period	$11.25		$11.09
Total return	3.52	%(b)	11.14	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12		$12
Ratio of expenses to average net assets:
Net of waivers	1.40	%(c)	1.40	%(c)
Before waivers	3.10	%(c)	3.40	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.06	%(c)	0.52	%(c)
Before waivers	(1.64	)%(c)	(1.48	)%(c)
Portfolio turnover rate	32	%(b)	61	%(b)

(a) Resulted in less than $0.005 per share.

(b) Not annualized.

(c) Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2013	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT GLOBAL EQUITY FUND (Fund Inception June 30, 2011)
	For the Six Months Ended
	December 31, 2013		For the Years Ended June 30,
	(Unaudited)		2013	2012
Net asset value, beginning of period	$11.02		$9.29	$10.00

Income from investment operations:
Net investment income	—	(a)	0.07	0.06
Net realized and unrealized gain (loss) on securities	1.49		1.73	(0.71)
Total from investment operations	1.49		1.80	(0.65)

Distributions from:
Net investment income	(0.01)		(0.07)	(0.06)
Net asset value, end of period	$12.50		$11.02	$9.29
Total return	13.56	%(b)	19.41%	(6.46)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8		$7	$5
Ratio of expenses to average net assets:
Net of waivers	1.40	%(c)	1.40%	1.40%
Before waivers	3.79	%(c)	4.80%	5.25%
Ratio of net investment income (loss) to average net assets:
Net of waivers	(0.02	)%(c)	0.75%	0.70%
Before waivers	(2.41	)%(c)	(2.65)%	(3.15)%
Portfolio turnover rate	49	%(b)	110%	168%

(a) Resulted in less than $0.005 per share.

(b) Not annualized.

(c) Annualized.

SCOUT MID CAP FUND
	For the Six Months Ended
	December 31, 2013			For the Years Ended June 30,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.75		$13.25	$14.68	$10.39	$8.30	$11.28

Income from investment operations:
Net investment income	—	(a)	0.14	0.09	0.07	0.04	0.02
Net realized and unrealized gain (loss) on securities	3.01		2.67	(0.86)	4.88	2.09	(2.98)
Total from investment operations	3.01		2.81	(0.77)	4.95	2.13	(2.96)

Distributions from:
Net investment income	—	(a)	(0.11)	(0.08)	(0.06)	(0.04)	(0.02)
Net realized gain on securities	(0.95)		(0.20)	(0.58)	(0.60)	—	—
Total distributions	(0.95)		(0.31)	(0.66)	(0.66)	(0.04)	(0.02)
Net asset value, end of period	$17.81		$15.75	$13.25	$14.68	$10.39	$8.30
Total return	19.19	%(b)	21.53%	(4.94)%	48.34%	25.61%	(26.27)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,166		$1,601	$1,241	$518	$156	$56
Ratio of expenses to average net assets:
Net of reimbursements	1.02	%(c)	1.07%	1.06%	1.04%	1.13%	1.40%
Before reimbursements	1.02	%(c)	1.07%	1.06%	1.04%	1.10%	1.39%
Ratio of net investment income to average net assets:
Net of reimbursements	0.02	%(c)	0.97%	0.71%	0.71%	0.40%	0.35%
Before reimbursements	0.02	%(c)	0.97%	0.71%	0.71%	0.43%	0.36%
Portfolio turnover rate	61	%(b)	127%	217%	195%	184%	360%

(a) Resulted in less than $0.005 per share.

(b) Not annualized.

(c) Annualized.

See accompanying Notes to Financial Statements.

58	SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT SMALL CAP FUND
	For the Six Months Ended
	December 31, 2013			For the Years Ended June 30,
	(Unaudited)		2013	2012		2011	2010	2009
Net asset value, beginning of period	$20.55		$15.82	$16.88		$12.06	$10.98	$16.11

Income from investment operations:
Net investment income (loss)	(0.03)		0.02	0.02		(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on securities	3.39		4.77	(1.08)		4.86	1.14	(5.09)
Total from investment operations	3.36		4.79	(1.06)		4.82	1.08	(5.13)

Distributions from:
Net investment income	—		(0.06)	—		—	—	—
Net asset value, end of period	$23.91		$20.55	$15.82		$16.88	$12.06	$10.98
Total return	16.35	%(a)	30.39%	(6.28)%		39.97%	9.84%	(31.84)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$274		$244	$230		$317	$379	$476
Ratio of expenses to average net assets	1.11	%(b)	1.13%	1.12%		1.03%	1.06%	1.08%
Ratio of net investment income (loss) to average net assets	(0.26	)%(b)	0.14%	0.09%		(0.21)%	(0.41)%	(0.36)%
Portfolio turnover rate	10	%(a)	23%	38	%(c)	63%	358%	327%

(a)	Not annualized.

(b)	Annualized.

(c)	The denominator in the portfolio turnover calculation does not include the value of securities previously owned by the TrendStar Small Cap Fund, which was reorganized into the Small Cap Fund effective as of the close of business on September 30, 2011.

SCOUT LOW DURATION BOND FUND (Fund Inception August 29, 2012)
	For the Six Months Ended		For the
	December 31, 2013		Period Ended
	(Unaudited)		June 30, 2013
Net asset value, beginning of period	$10.02		$10.00

Income from investment operations:
Net investment income	0.06		0.14
Net realized and unrealized gain on securities	0.09		0.02
Total from investment operations	0.15		0.16

Distributions from:
Net investment income	(0.07)		(0.14)
Net realized gain on securities	(0.01)		—	(a)
Total distributions	(0.08)		(0.14)
Net asset value, end of period	$10.09		$10.02
Total return	1.49	%(b)	1.60	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$39		$34
Ratio of expenses to average net assets:
Net of waivers	0.40	%(c)	0.40	%(c)
Before waivers	1.08	%(c)	1.73	%(c)
Ratio of net investment income to average net assets:
Net of waivers	1.16	%(c)	1.49	%(c)
Before waivers	0.48	%(c)	0.15	%(c)
Portfolio turnover rate	34	%(b)	121	%(b)

(a) Resulted in less than $0.005 per share.

(b) Not annualized.

(c) Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2013	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — INSTITUTIONAL CLASS*
	For the Six Months Ended
	December 31, 2013			For the Years Ended June 30,
	(Unaudited)		2013	2012	2011	2010(a)	2009(a)
Net asset value, beginning of period	$11.41		$11.61	$11.31	$11.09	$9.94	$9.86

Income from investment operations:
Net investment income	0.08		0.13	0.20	0.25	0.38 (b)	0.69
Net realized and unrealized gain on securities	—	(c)	0.01	0.71	0.26	1.15	0.08
Total from investment operations	0.08		0.14	0.91	0.51	1.53	0.77

Distributions from:
Net investment income	(0.09)		(0.15)	(0.22)	(0.29)	(0.38)	(0.69)
Net realized gain on securities	(0.04)		(0.19)	(0.39)	—	—	—
Total distributions	(0.13)		(0.34)	(0.61)	(0.29)	(0.38)	(0.69)
Net asset value, end of period	$11.36		$11.41	$11.61	$11.31	$11.09	$9.94
Total return	0.75	%(d)	1.20%	8.24%	4.54%	15.60%	8.64%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$226		$259	$170	$144	$66	$51
Ratio of expenses to average net assets:
Net of waivers	0.40	%(e)	0.40%	0.40%	0.38%	0.35%	0.35%
Before waivers	0.62	%(e)	0.64%	0.67%	0.64%	0.72%	0.69%
Ratio of net investment income to average net assets:
Net of waivers	1.47	%(e)	1.13%	1.69%	2.09%	3.60%	6.72%
Before waivers	1.25	%(e)	0.89%	1.42%	1.83%	3.23%	6.38%
Portfolio turnover rate	409	%(d)	607%	586%	564%	1,063%	414%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Fund, which was reorganized into the Scout Funds family as the Scout Core Bond Fund – Institutional Class after the close of business on April 21, 2011.

(a)	In connection with the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund – Institutional Class, a conversion factor of 1.04 was applied to the June 30, 2010 through June 30, 2009 per share amounts to properly reflect the historical performance of the fund.

(b)	Per share net investment income has been calculated using the daily average share method.

(c)	Resulted in less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

See accompanying Notes to Financial Statements.

60	SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — CLASS Y (Class Inception April 21, 2011)
	For the Six Months Ended				For the
	December 31, 2013		For the Years Ended June 30,		Period Ended
	(Unaudited)		2013	2012	June 30, 2011
Net asset value, beginning of period	$11.40		$11.61	$11.30	$11.19

Income from investment operations:
Net investment income	0.06		0.10	0.18	0.04
Net realized and unrealized gain on securities	0.01		— (a)	0.71	0.11
Total from investment operations	0.07		0.10	0.89	0.15

Distributions from:
Net investment income	(0.07)		(0.12)	(0.19)	(0.04)
Net realized gain on securities	(0.04)		(0.19)	(0.39)	—
Total distributions	(0.11)		(0.31)	(0.58)	(0.04)
Net asset value, end of period	$11.36		$11.40	$11.61	$11.30
Total return	0.64	%(b)	0.83%	8.06%	1.33	%(b)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3		$6	$2	$3
Ratio of expenses to average net assets:
Net of waivers	0.80	%(c)	0.71%	0.57%	0.80	%(c)
Before waivers	1.02	%(c)	0.95%	0.84%	0.96	%(c)
Ratio of net investment income to average net assets:
Net of waivers	1.07	%(c)	0.82%	1.52%	1.25	%(c)
Before waivers	0.85	%(c)	0.58%	1.25%	1.09	%(c)
Portfolio turnover rate	409	%(b)	607%	586%	564	%(b)

(a) Resulted in less than $0.005 per share.

(b) Not annualized.

(c) Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2013	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — INSTITUTIONAL CLASS*
	For the Six Months Ended
	December 31, 2013			For the Years Ended June 30,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$31.94		$33.03	$31.97	$32.70	$30.40	$30.73

Income from investment operations:
Net investment income	0.29		0.55	0.76	1.08	1.84	2.50
Net realized and unrealized gain on securities	0.10		0.35	2.51	0.73	3.80	0.16
Total from investment operations	0.39		0.90	3.27	1.81	5.64	2.66

Distributions from:
Net investment income	(0.25)		(0.56)	(0.92)	(1.31)	(1.90)	(2.33)
Net realized gain on securities	(0.13)		(1.43)	(1.29)	(1.23)	(1.44)	(0.66)
Total distributions	(0.38)		(1.99)	(2.21)	(2.54)	(3.34)	(2.99)
Net asset value, end of period	$31.95		$31.94	$33.03	$31.97	$32.70	$30.40
Total return	1.21	%(a)	2.64%	10.61%	5.80%	19.12%	10.52%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$425		$430	$442	$398	$414	$397
Ratio of expenses to average net assets:
Net of waivers	0.40	%(b)	0.40%	0.40%	0.38%	0.35%	0.35%
Before waivers	0.58	%(b)	0.59%	0.56%	0.50%	0.49%	0.49%
Ratio of net investment income to average net assets:
Net of waivers	1.76	%(b)	1.65%	2.25%	3.34%	5.49%	8.82%
Before waivers	1.58	%(b)	1.46%	2.09%	3.22%	5.35%	8.68%
Portfolio turnover rate	453	%(a)	604%	593%	623%	1,006%	424%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Institutional Class, which was reorganized into the Scout Funds family as the Scout Core Plus Bond Fund – Institutional Class as of the close of business on April 21, 2011.

(a)	Not annualized.

(b)	Annualized.

See accompanying Notes to Financial Statements.

62	SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — CLASS Y (Class Inception November 12, 2009)*
	For the Six Months Ended					For the
	December 31, 2013		For the Years Ended June 30,			Period Ended
	(Unaudited)		2013	2012	2011	June 30, 2010
Net asset value, beginning of period	$31.94		$33.03	$31.98	$32.69	$33.08

Income from investment operations:
Net investment income	0.22		0.48	0.80	0.59	0.98
Net realized and unrealized gain on securities	0.10		0.31	2.39	1.10	1.30
Total from investment operations	0.32		0.79	3.19	1.69	2.28

Distributions from:
Net investment income	(0.19)		(0.45)	(0.85)	(1.17)	(1.23)
Net realized gain on securities	(0.13)		(1.43)	(1.29)	(1.23)	(1.44)
Total distributions	(0.32)		(1.88)	(2.14)	(2.40)	(2.67)
Net asset value, end of period	$31.94		$31.94	$33.03	$31.98	$32.69
Total return	1.00	%(a)	2.30%	10.34%	5.41%	7.33	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$56		$54	$28	$6	$4
Ratio of expenses to average net assets:
Net of waivers	0.80	%(b)	0.75%	0.57%	0.78%	0.75	%(b)
Before waivers	0.98	%(b)	0.94%	0.73%	0.90%	0.89	%(b)
Ratio of net investment income to average net assets:
Net of waivers	1.36	%(b)	1.30%	2.09%	2.90%	4.12	%(b)
Before waivers	1.18	%(b)	1.11%	1.93%	2.78%	3.98	%(b)
Portfolio turnover rate	453	%(a)	604%	593%	623%	1,006	%(a)

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Class Y, which was reorganized into the Scout Funds family as the Scout Core Plus Bond Fund – Class Y as of the close of business on April 21, 2011.

(a)	Not annualized.

(b)	Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2013	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT UNCONSTRAINED BOND FUND — INSTITUTIONAL CLASS (Class Inception September 29, 2011)

	For the Six Months Ended		For the	For the
	December 31, 2013		Year Ended	Period Ended
	(Unaudited)		June 30, 2013	Jiune 30, 2012
Net asset value, beginning of period	$11.70		$11.02	$10.00

Income from investment operations:
Net investment income	0.02		0.24	0.35
Net realized and unrealized gain on securities	0.21		1.15	1.22
Total from investment operations	0.23		1.39	1.57

Distributions from:
Net investment income	(0.02)		(0.23)	(0.37)
Net realized gain on securities	(0.07)		(0.48)	(0.18)
Total distributions	(0.09)		(0.71)	(0.55)
Net asset value, end of period	$11.84		$11.70	$11.02
Total return	1.95	%(a)	12.72%	16.23	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,470		$420	$33
Ratio of expenses to average net assets:
Net of waivers	0.50	%(b)	0.59%	0.99	%(b)
Before waivers	0.81	%(b)	0.96%	1.62	%(b)
Ratio of net investment income to average net assets:
Net of waivers	0.50	%(b)	1.36%	3.60	%(b)
Before waivers	0.19	%(b)	0.99%	2.97	%(b)
Portfolio turnover rate	320	%(a)	140%	224	%(a)

(a)	Not annualized.

(b)	Annualized.

SCOUT UNCONSTRAINED BOND FUND — CLASS Y (Class Inception December 31, 2012)
	For the Six Months Ended		For the
	December 31, 2013		Period Ended
	(Unaudited)		June 30, 2013
Net asset value, beginning of period	$11.71		$11.62

Income from investment operations:
Net investment income	0.01		0.11
Net realized and unrealized gain on securities	0.19		0.09
Total from investment operations	0.20		0.20

Distributions from:
Net investment income	(0.01)		(0.11)
Net realized gain on securities	(0.07)		—
Total distributions	(0.08)		(0.11)
Net asset value, end of period	$11.83		$11.71
Total return	1.74	%(a)	1.68	%(a)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$509		$125
Ratio of expenses to average net assets:
Net of waivers	0.77	%(b)	0.77	%(b)
Before waivers	1.08	%(b)	1.17	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.23	%(b)	0.84	%(b)
Before waivers	(0.08)	%(b)	0.44	%(b)
Portfolio turnover rate	320	%(a)	140	%(a)

(a) Not annualized.

(b) Annualized.

See accompanying Notes to Financial Statements.

64	SCOUT FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following nine diversified portfolios: Scout International Fund (“International” or “International Fund”), Scout Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), Scout Global Equity Fund (“Global Equity” or “Global Equity Fund”), Scout Mid Cap Fund (“Mid Cap” or “Mid Cap Fund”), Scout Small Cap Fund (“Small Cap” or “Small Cap Fund”), Scout Low Duration Bond Fund (“Low Duration Bond” or “Low Duration Bond Fund”), Scout Core Bond Fund (“Core Bond” or “Core Bond Fund”), Scout Core Plus Bond Fund (“Core Plus Bond” or “Core Plus Bond Fund”), and Scout Unconstrained Bond Fund (“Unconstrained Bond” or “Unconstrained Bond Fund”) (individually referred to as a “Fund,” or collectively as the “Funds”). Prior to July 1, 2009, the Trust was known as UMB Scout Funds.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
International	Long-term growth of capital and income
Emerging Markets	Long-term growth of capital
Global Equity	Long-term growth of capital
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
Low Duration Bond	High level of total return consistent with the preservation of capital
Core Bond	High level of total return consistent with the preservation of capital
Core Plus Bond	High level of total return consistent with the preservation of capital
Unconstrained Bond	Maximize total return consistent with the preservation of capital

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Security Valuations — Each security owned by a Fund that is listed on an exchange, except the NASDAQ National Market® and NASDAQ Capital Market® exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. If the exchange is open for trading on that day but there are no sales, the security is valued at the mean between the last current closing bid and asked prices. NASDAQ National Market® and NASDAQ Capital Market® securities will be valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ’s published procedures if it falls outside this range. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued by using an evaluated bid price furnished by an independent pricing service, which utilizes reported trades, dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days may be valued at amortized cost. Swaps, such as credit default swaps, are valued by an independent pricing service. If a security purchased on behalf of a Fund is not priced by an independent pricing service, Scout Investments, Inc. (the “Advisor”) shall determine whether market quotations are readily available. If market quotations are readily available, the Advisor shall obtain a price from an independent dealer based on the current closing bid price.

When a Fund buys a when-issued security or a mortgage-backed security and the security is not yet being priced by a pricing service, the securities will be valued at their fair value as determined in good faith by the Advisor implementing procedures adopted by the Board of Trustees of the Trust (the “Board”). Options are valued at the mean between the current bid and asked prices. Futures contracts are valued at the last reported sale price at valuation time on the exchange on which they are traded. Foreign equity securities, debt securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of 4:00 p.m. Eastern Standard Time. Foreign forward currency contracts are valued at the mean between the bid and asked exchange rates. Rights and warrants are generally valued at the last sale price at the close of the exchange on which the security to which the right or warrant relates is principally traded. Redeemable securities issued by open-end investment companies are valued on any given business day using the respective closing Net Asset Values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. Restricted securities will generally be priced at fair value in accordance with the procedures adopted by the Board. If any short positions are maintained by the Fund, including short positions in options and futures contracts, they shall be valued in accordance with the same methodologies and procedures with respect to equity investments.

When market quotations are not readily available or where the quoted price does not accurately reflect the appropriate fair market value of the security, any security or other asset is valued at its fair value as determined in good faith by the Advisor using procedures adopted by, and under the supervision of, the Board. A Fund will also value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its NAV.

The Funds’ fair value pricing of securities traded on foreign exchanges utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The Funds may rely on the third-party pricing service’s prices to reflect events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the New York Stock Exchange (“NYSE”). In certain circumstances, if events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing services will provide revised values to the Funds. The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.

(Continued on next page)

DECEMBER 31, 2013	65

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 (Unaudited)

In the event that a fair valuation determination is necessary with respect to a security or other asset of the Funds for which a market quotation is not readily available or is unreliable, the Valuation Committee shall consider all appropriate factors relevant to the value of the security or other asset and shall determine the method of arriving at the fair value thereof. Generally, any member of the Valuation Committee can make the valuation determination with consent of another voting member of the Valuation Committee that is not on the Fund team affected, but, if feasible, should involve a member of fund accounting and the Fund manager. As a general principle, the “fair value” of a security or other asset should be the amount that the Fund might reasonably expect to realize upon the current sale of the security or other asset. Valuation policies and procedures are reviewed annually by the Board. Quarterly, the Board analyzes fair valued securities utilized in the Funds during the period as well as reviews the independent third party fair valuation analysis report.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of a Fund’s investments. These inputs are summarized into three broad levels as described below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Amortized cost approximates the current market value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The Funds have adopted Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. Enhanced disclosure is required to detail any transfers into and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Funds’ assets:

International:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Australia	$369,823,744	$—	$—	$369,823,744
Canada	402,595,621	—	—	402,595,621
China	31,618,761	—	—	31,618,761
Colombia	63,998,747	—	—	63,998,747
Denmark	94,266,400	—	—	94,266,400
Finland	—	213,807,869	—	213,807,869
France	987,420,137	—	—	987,420,137
Germany	646,595,163	902,796,205	—	1,549,391,368
Ireland	98,120,352	—	—	98,120,352
Italy	143,941,520	—	—	143,941,520
Japan	115,949,576	1,533,482,293	—	1,649,431,869
Mexico	145,047,181	—	—	145,047,181
Netherlands	72,153,522	—	—	72,153,522
Singapore	251,675,589	—	—	251,675,589
South Africa	220,308,397	—	—	220,308,397
South Korea	—	18,257,873	—	18,257,873
Spain	196,469,693	—	—	196,469,693
Sweden	95,950,681	250,222,311	—	346,172,992
Switzerland	425,746,991	576,337,365	—	1,002,084,356
Taiwan	199,391,299	—	—	199,391,299
Thailand	—	77,932,790	—	77,932,790
Turkey	71,249,244	—	—	71,249,244
United Kingdom	1,324,622,179	—	—	1,324,622,179
United States	442,945,655	—	—	442,945,655
Short-Term Investments	134,100,000	—	—	134,100,000
Total Investments	$6,533,990,452	$3,572,836,706	$—	$10,106,827,158

66	SCOUT FUNDS SEMI-ANNUAL REPORT

Emerging Markets:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Brazil	$412,997	$1,237,125	$—	$1,650,122
China	435,892	—	—	435,892
Colombia	127,452	—	—	127,452
Hong Kong	641,257	—	—	641,257
India	902,476	—	—	902,476
Indonesia	—	888,022	—	888,022
Kenya	273,010	—	—	273,010
Malaysia	371,642	—	—	371,642
Mexico	1,315,028	—	—	1,315,028
Peru	260,653	—	—	260,653
Russia	—	316,913	—	316,913
South Africa	777,984	—	—	777,984
South Korea	130,600	608,115	—	738,715
Taiwan	1,094,113	—	—	1,094,113
Turkey	1,270,325	—	—	1,270,325
United Arab Emirates	319,146	—	—	319,146
United States	806,195	—	—	806,195
Total Investments	$9,138,770	$3,050,175	$—	$12,188,945

Global Equity:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Austria	$95,392	$—	$—	$95,392
Brazil	33,075	27,740	—	60,815
Canada	114,952	—	—	114,952
China	77,679	—	—	77,679
Finland	—	107,202	—	107,202
France	301,759	—	—	301,759
Germany	310,907	—	—	310,907
Hong Kong	172,944	—	—	172,944
Indonesia	—	25,802	—	25,802
Ireland	120,772	—	—	120,772
Japan	323,613	82,691	—	406,304
Mexico	27,548	—	—	27,548
Netherlands	77,144	—	—	77,144
Singapore	62,701	—	—	62,701
South Africa	30,350	—	—	30,350
Spain	66,311	—	—	66,311
Sweden	91,417	—	—	91,417
Switzerland	170,599	—	—	170,599
Taiwan	70,260	—	—	70,260
Turkey	25,756	—	—	25,756
United Kingdom	305,554	—	—	305,554
United States	4,681,222	—	—	4,681,222
Exchange-Traded Funds	538,517	75,321	—	613,838
Total Investments	$7,698,472	$318,756	$—	$8,017,228

Mid Cap:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Common Stocks(a)	$2,123,763,901	$—	$—	$2,123,763,901
Short-Term Investments	33,000,000	—	—	33,000,000
Total Investments	$2,156,763,901	$—	$—	$2,156,763,901

(Continued on next page)

DECEMBER 31, 2013	67

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 (Unaudited)

Small Cap:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$272,965,394	$—	$—	$272,965,394

Low Duration Bond:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$3,030,953	$—	$3,030,953
Commercial Mortgage-Backed Securities	—	2,990,544	—	2,990,544
Corporate Bonds	—	18,906,693	—	18,906,693
Mortgage-Backed Securities	—	6,632,608	—	6,632,608
Other Governments	—	506,278	—	506,278
U.S. Government and Agencies	—	6,089,844	—	6,089,844
Short-Term Investments	2,265,349	—	—	2,265,349
Total Investments	$2,265,349	$38,156,920	$—	$40,422,269

Core Bond:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$4,273,673	$—	$4,273,673
Commercial Mortgage-Backed Securities	—	22,092,516	—	22,092,516
Corporate Bonds	—	77,552,052	—	77,552,052
Mortgage-Backed Securities	—	28,790,156	—	28,790,156
Other Governments	—	1,621,594	—	1,621,594
U.S. Government and Agencies	—	92,108,166	—	92,108,166
Short-Term Investments	690,612	—	—	690,612
Total Investments	$690,612	$226,438,157	$—	$227,128,769

Core Plus Bond:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$20,224,485	$—	$20,224,485
Commercial Mortgage-Backed Securities	—	37,546,165	—	37,546,165
Corporate Bonds	—	148,204,954	—	148,204,954
Mortgage-Backed Securities	—	56,063,808	—	56,063,808
Other Governments	—	2,881,138	—	2,881,138
U.S. Government and Agencies	—	196,605,424	—	196,605,424
Short-Term Investments	62,641,329	—	—	62,641,329
Total Investments	$62,641,329	$461,525,974	$—	$524,167,303

Unconstrained Bond:
Security Type	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$32,704,433	$—	$32,704,433
Commercial Mortgage-Backed Securities	—	32,911,794	—	32,911,794
Corporate Bonds	—	498,648,789	—	498,648,789
Mortgage-Backed Securities	—	3,919,236	—	3,919,236
Other Governments	—	2,796,044	—	2,796,044
U.S. Government and Agencies	—	1,249,674,273	—	1,249,674,273
Short-Term Investments	139,188,325	—	—	139,188,325
Total Investments	$139,188,325	$1,820,654,569	$—	$1,959,842,894

Other Financial Instruments(b)
Swap Contracts	$—	$2,249,542	$—	$2,249,542

Liabilities
Other Financial Instruments(b)
Swap Contracts	$—	$8,073,299	$—	$8,073,299

(a)	For a detailed break-out of common stocks by sector classification, please refer to the Schedule of Investments.

(b)	Other financial instruments are derivative instruments, such as forward contracts, futures contracts and swap contracts. Forward contracts, futures contracts and swap contracts are shown at the fair value of the instrument.

68	SCOUT FUNDS SEMI-ANNUAL REPORT

The Funds did not hold any Level 3 investments during the period ended December 31, 2013. It is the Funds’ policy to recognize transfers between Levels at the end of the period. As of June 30, 2013, the International, Emerging Markets and Global Equity Funds held Level 1 securities. As of December 31, 2013, the International, Emerging Markets and Global Equity Funds held Level 2 securities due to specific foreign markets observing holiday market closure, resulting in a stale price utilized from the previous market close in accordance with the Funds’ Pricing and Fair Value Determinations Policies and Procedures. A security’s classification as Level 1 or Level 2 within these Funds can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Funds calculate their NAVs. Per the Funds’ Pricing and Fair Value Determinations Policies and Procedures, if the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

The following is a reconciliation of transfers between Levels from June 30, 2013 to December 31, 2013, represented by recognizing the December 31, 2013 market value of securities classified as Level 1 as of June 30, 2013 that transferred hierarchies to Level 2 as of December 31, 2013:

	International	Emerging Markets	Global Equity
Transfers into Level 1	$—	$—	$—
Transfers out of Level 1	(2,231,010,462)	(2,323,276)	(291,016)
Net transfers in (out) of Level 1	$(2,231,010,462)	$(2,323,276)	$(291,016)

Transfers into Level 2	$2,231,010,462	$2,323,276	$291,016
Transfers out of Level 2	—	—	—
Net transfers in (out) of Level 2	$2,231,010,462	$2,323,276	$291,016

(b)	Derivatives — Derivatives and Hedging requires enhanced disclosure about the Funds’ derivative and hedging activities. See Note 6 regarding other derivative information.

i.	Forward currency contracts — The Low Duration Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into forward currency contracts (“forward contracts”) in order to hedge the impact of adverse changes in the relationships between the US$ and various foreign currencies, or for any other lawful hedging purpose consistent with their investment objectives. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. The market value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was settled.

The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets.

Details of forward contracts at period end are included in the Schedules of Investments under the caption “Forward Contracts.” As of December 31, 2013, the Low Duration Bond, Core Plus Bond and Unconstrained Bond Funds had 0, 0 and 0 forward contracts outstanding, respectively. See Note 6 for the impact entering into forward contracts had on the Statements of Assets and Liabilities and Statements of Operations.

ii.	Credit default swap contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into credit default swap agreements to enhance the Funds’ returns, increase liquidity and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more or less efficient way. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(Continued on next page)

DECEMBER 31, 2013	69

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 (Unaudited)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swap agreements, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts.

Credit default swaps sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and, with respect to over-the-counter credit default swaps, counterparty credit risk and credit risk of the issuer.

In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.

Segregated collateral for swap contracts is presented in the Statements of Assets and Liabilities.

Details of swap contracts at period end are included in the Schedules of Investments under the caption “Swap Contracts.” As of December 31, 2013, the Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds had 0, 0, 0 and 2 swap contracts outstanding, respectively. See Note 6 for the impact entering into swap contracts had on the Statements of Assets and Liabilities and Statements of Operations.

iii.	Futures contracts — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into futures contracts (“Futures”), including index and interest rate Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it.

When a Fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Advisor and custodian on a daily basis. When Futures are closed out, the Fund recognizes a realized gain or loss.

The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the amount invested in Futures. Margin for Futures is presented in the Statements of Assets and Liabilities.

Details of Futures at period end are included in the Schedules of Investments under the caption “Futures Contracts.” As of December 31, 2013, the Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds had 0, 0, 0 and 0 Futures outstanding, respectively. See Note 6 for the impact entering into Futures had on the Statements of Assets and Liabilities and Statements of Operations.

For the six months ended December 31, 2013, the monthly average volume of derivative activities are as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased (U.S. Dollar amounts)	$—	$ N/A	$1,388,110	$6,051,740
Forward currency contracts sold (U.S. Dollar amounts)	—	N/A	—	12,371,288
Futures contracts long position (number of contracts)	—	—	—	49
Futures contracts short position (number of contracts)	—	—	—	792
Credit default swap contracts (Notional amount in U.S. Dollars)	$—	$1,098,571	$2,012,857	$81,911,429

For the six months ended December 31, 2013, the total number of derivative contracts entered into are as follows:

	Low Duration	Core	Core Plus	Unconstrained
	Bond	Bond	Bond	Bond
Forward currency contracts purchased	—	N/A	1	5
Forward currency contracts sold	—	N/A	—	4
Futures contracts long position	—	—	—	1,810
Futures contracts short position	—	—	—	11,460
Credit default swap contracts	—	—	—	10

70	SCOUT FUNDS SEMI-ANNUAL REPORT

(c)	To-Be-Announced Securities — The Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities.

A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. As a purchaser of a TBA, the Fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent SEC positions. As a seller of a TBA, the Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered. Earmarked commitment for to-be-announced securities is presented in the Schedule of Investments.

(d)	Security Transactions and Related Investment Income — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

(e)	Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Standard Time on December 31, 2013.

ii.	Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statements of Operations.

Reported net realized foreign currency gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(f)	Federal Income Taxes — The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more likely- than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years for all major jurisdictions, which the Funds consider to be its federal income tax filings. The open tax years include the current year plus the prior three tax years, or all years for those Funds which have been in existence fewer than three years. As of and during the six months ended December 31, 2013, the Funds did not record a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2013, the following Funds had net capital loss carryovers:

		Emerging
(in thousands)	International	Markets
For losses expiring June 30,
2017	$30,752	$—
2018	245,410	—
2019	—	—
Not subject to expiration:
Short-term	—	14
	$276,162	$14

(in thousands)	Global Equity	Small Cap
For losses expiring June 30,
2016	$—	$938
2017	—	313
2018	—	38,215
2019	—	—
Not subject to expiration:
Short-term	234	—
	$234	$39,466

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2013, the International, Global Equity, Mid Cap and Small Cap Funds utilized (in thousands) $182,956, $70, $9,849 and $21,306, respectively, of their capital loss carryovers.

Included in the net capital loss carryover for the Small Cap Fund is (in thousands) $1,251 of capital loss carryovers subject to certain limitations upon availability to offset future gains, if any, as the successor of a merger. During the prior fiscal year ended June 30, 2012, the Small Cap Fund forfeited (in thousands) $31,941 of capital loss carryovers acquired from the TrendStar Small Cap Fund due to the change in ownership rules in the tax law.

(Continued on next page)

DECEMBER 31, 2013	71

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those post-enactment years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2013, the International, Emerging Markets, Core Bond and Core Plus Bond Funds had (in thousands) $30,575, $33, $423 and $95 of post-October capital losses, respectively, which are deferred until July 1, 2013 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2013, the Small Cap Fund had (in thousands) $424 of qualified late-year ordinary losses, which are deferred until fiscal year 2014 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

(g)	Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

(h)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(i)	Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(j)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(k)	Multiple Share Classes – Bond Funds — The Core Bond, Core Plus Bond and Unconstrained Bond Funds each offer two classes of shares (Institutional Class and Class Y). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(l)	Transfer in-kind – Core Plus Bond Fund — On November 30, 2012, the Core Plus Bond Fund received an in-kind transfer of securities from the account of an advisory client separately managed by the Advisor. The transfer was non-taxable, whereby the Fund issued 233,033 shares equal to the market value of the securities received. The investment portfolio of the securities transferred had a fair value of $7,953,408. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)	Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Each of the Funds were subject to fees at the following annual rates under the Agreement for the period from July 1, 2013 through December 31, 2013:

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Emerging Markets — 0.85% of average daily net assets.

Global Equity — 0.80% of average daily net assets.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

Low Duration Bond — 0.30% of average daily net assets.

Core Bond and Core Plus Bond — 0.40% of the respective Fund’s average daily net assets.

Unconstrained Bond — 0.60% of average daily net assets.

The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2014 for the Emerging Markets, Global Equity, Mid Cap and Low Duration Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses and, with respect to the Low Duration Bond Fund, excluding any short sale dividend and interest expenses) do not exceed 1.40%, 1.40%, 1.40% and 0.40%, respectively, of each Fund’s average daily net assets. The Advisor has entered into contractual agreements to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2014 for the Core Bond and Core Plus Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, non-routine expenses, Rule 12b-1 fees, shareholder servicing fees, and short sale dividend and interest expenses) do not exceed 0.40% of each Fund’s average daily net assets. The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2014 for the Unconstrained Bond Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) do not exceed 0.50% for Institutional Class shares and 0.80% for Class Y shares of the Fund’s average daily net assets. After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements.

Under the expense limitation agreements described above, the Advisor retains the right to seek reimbursement from each of the Emerging Markets, Global Equity, Mid Cap, Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond Funds of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund.

The advisor reimbursed the International Fund (in thousands) $10 for a loss from a trade error. This amount is reported on the Fund’s Statement of

72	SCOUT FUNDS SEMI-ANNUAL REPORT

Operations under the caption “Net increase from payments by affiliates.” These reimbursements had no impact to the Fund’s performance.

(b)	Administrative Fees — The Trust, on behalf of the Funds, has entered into an Administrative Services Agreement with the Advisor for administrative services the Advisor provides to the Funds. Each of the Funds were subject to a fee at the annual rate of 0.05% of a Fund’s average daily net assets for the period from July 1, 2013 through December 31, 2013.

(c)	Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2013 through December 31, 2013:

International, Emerging Markets and Global Equity — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of average daily net assets over $750 million.

Mid Cap and Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of average daily net assets over $750 million.

Low Duration Bond, Core Bond, Core Plus Bond and Unconstrained Bond — For the period July 1, 2013 through September 30, 2013, fees were 0.050% of average daily net assets. For the period October 1, 2013 through December 31, 2013, fees were 0.050% of the first $1.25 billion of average daily net assets and 0.030% of average daily net assets over $1.25 billion.

In addition to the asset based fee, the Core Bond, Core Plus Bond and Unconstrained Bond Funds pay a monthly multi-class fee in the amount of $1,500 per class.

(d)	Redemption Fees — For the period July 1, 2012 through October 30, 2012, shareholders of the International, Global Equity, Mid Cap and Small Cap Funds were charged a 2% redemption fee for shares redeemed or exchanged within two months of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may have been waived in certain circumstances at the discretion of the Advisor. Redemption fees were recorded by the Funds as a reduction of shares redeemed and as a credit to capital. As of October 31, 2012, the International, Global Equity, Mid Cap and Small Cap Funds eliminated the 2% redemption fee.

(e)	Sales Charges — The Funds are not subject to Sales Charges (Loads).

(f)	Transfer Agent Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(g)	Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(h)	Director Fees — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates. Each Trustee, other than those affiliated with the Advisor, will receive an annual retainer of $66,000, plus reimbursement of related expenses. In addition, the independent chair will receive an annual retainer of $26,000, the audit committee chair will receive an annual retainer of $8,500 and each other committee chair will receive an annual retainer of $6,000. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

(i)	Related Party Transactions — The Funds may invest in the UMB Money Market Fiduciary, which acts as a bank deposit that provides interest income for short-term investment purposes. This investment vehicle is not publicly traded on open markets. UMB Bank, n.a. is an affiliate of the Advisor.

3.	DISTRIBUTION PLAN, SHAREHOLDER SERVICING PLAN AND SUB-TRANSFER AGENT FEES

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class Y shares of the Core Bond, Core Plus Bond and Unconstrained Bond Funds (the “12b-1 Plans”). Pursuant to the 12b-1 Plans, each Fund pays a monthly fee of 0.25% per annum of the average daily net assets of each such Fund’s respective Class Y shares to the Distributor, various brokers, dealers or other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the six months ended December 31, 2013, the Core Bond, Core Plus Bond and Unconstrained Bond Funds incurred (in thousands) $5, $69 and $379, respectively, under the 12b-1 Plans.

The Trust has adopted a shareholder servicing plan on behalf of the Class Y shares of the Core Bond and Core Plus Bond Funds (the “Shareholder Servicing Plan”). Pursuant to the Shareholder Servicing Plan, each Fund pays a fee, as directed by the Advisor, of up to 0.15% on an annual basis of the average daily net asset value of the Class Y shares of a Fund to the various brokers, dealers and other financial intermediaries who provide certain shareholder services to shareholders of the Funds, including establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping and administrative services. For the six months ended December 31, 2013, the Core Bond and Core Plus Bond Funds incurred (in thousands) $3 and $41, respectively, under the Shareholder Servicing Plan.

Shares of the Scout Funds serviced through financial intermediaries are subject to asset-based fees payable for recordkeeping and shareholder services provided by those intermediaries. The Funds are authorized to pay an annual fee of up to 0.15% or 0.10%, depending on the share class and account type. With respect to the Class Y shares of the Core Bond and Core Plus Bond Funds, the payment for these fees is made through the Shareholder Servicing Plan, as described above. These fees are included within the “Transfer agent and related service fees and expenses” line items in the Statements of Assets and Liabilities and Statements of Operations.

(Continued on next page)

DECEMBER 31, 2013	73

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013 (Unaudited)

4. INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the six months ended December 31, 2013, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
International:
Purchases	$868,793	$—
Sales	772,290	—
Emerging Markets:
Purchases	4,325	—
Sales	3,651	—
Global Equity:
Purchases	3,967	—
Sales	3,615	—
Mid Cap:
Purchases	1,351,410	—
Sales	1,131,441	—
Small Cap:
Purchases	26,815	—
Sales	36,021	—

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
Low Duration Bond:
Purchases	$12,967	$4,575
Sales/Maturity proceeds	10,913	922
Core Bond:
Purchases	142,657	778,963
Sales/Maturity proceeds	197,111	749,442
Core Plus Bond:
Purchases	277,052	1,800,339
Sales/Maturity proceeds	380,502	1,698,840
Unconstrained Bond:
Purchases	578,182	3,794,822
Sales/Maturity proceeds	291,314	2,573,654

5. FEDERAL TAX INFORMATION

At December 31, 2013, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

		Emerging
(in thousands)	International	Markets	Global Equity	Mid Cap	Small Cap
Unrealized appreciation	$3,069,119	$1,531	$1,615	$422,178	110,560
Unrealized depreciation	(191,789)	(692)	(90)	(17,886)	(6,885)
Net unrealized appreciation	$2,877,330	$839	$1,525	$404,292	$103,675
Cost of securities on a tax basis	$7,229,497	$11,350	$6,492	$1,752,472	$169,290

	Low Duration	Core	Core Plus	Unconstrained
(in thousands)	Bond	Bond	Bond	Bond
Unrealized appreciation	$180	$1,614	$7,509	$7,177
Unrealized depreciation	(88)	(2,154)	(4,127)	(5,350)
Net unrealized appreciation (depreciation)	$92	$(540)	$3,382	$1,827
Cost of securities on a tax basis	$40,331	$227,669	$520,785	$1,958,015

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

74	SCOUT FUNDS SEMI-ANNUAL REPORT

The tax character of distributions paid during the years or periods ended June 30, 2013 and 2012 were as follows:

			Emerging
	International		Markets	Global Equity		Mid Cap
	Year	Year	Period	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2013	2012	2013	2013	2012	2013	2012
Distributions paid from:
Ordinary income	$172,491	$116,927	$25	$40	$34	$23,287	$30,099
Net long-term capital gains	—	—	—	—	—	5,979	9,552
Total taxable distributions	172,491	116,927	25	40	34	29,266	39,651
Exempt interest	—	—	—	—	—	—	—
Total distributions paid	$172,491	$116,927	$25	$40	$34	$29,266	$39,651

			Low
			Duration					Unconstrained
	Small Cap		Bond	Core Bond		Core Plus Bond		Bond
	Year	Year	Period	Year	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2013	2012	2013	2013	2012	2013	2012	2013	2012
Distributions paid from:
Ordinary income	$791	$—	$210	$6,671	$6,911	$28,539	$24,597	$5,150	$860
Net long-term capital gains	—	—	—	117	260	1,811	1,766	201	—
Total taxable distributions	791	—	210	6,788	7,171	30,350	26,363	5,351	860
Exempt interest	—	—	—	—	—	—	—	—	—
Total distributions paid	$791	$—	$210	$6,788	$7,171	$30,350	$26,363	$5,351	$860

As of June 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Emerging
(in thousands)	International	Markets	Global Equity	Mid Cap	Small Cap
Undistributed ordinary income	$12,383	$1	$9	$37,938	$—
Undistributed long-term capital gains	—	—	—	38,516	—
Tax accumulated earnings	12,383	1	9	76,454	—
Accumulated capital and other losses	(306,737)	(46)	(234)	—	(39,890)
Unrealized appreciation on investments	1,878,201	822	789	170,287	71,428
Unrealized depreciation on foreign currency	(108)	—	—	—	—
Total accumulated earnings (deficit)	$1,583,739	$777	$564	$246,741	$31,538

	Low
	Duration		Core	Unconstrained
(in thousands)	Bond	Core Bond	Plus Bond	Bond
Undistributed ordinary income	$42	$20	$—	$1,262
Undistributed long-term capital gains	—	883	1,996	1,129
Tax accumulated earnings	42	903	1,996	2,391
Accumulated capital and other losses	—	(423)	(95)	—
Unrealized depreciation on investments	(227)	(2,714)	(251)	(1,567)
Unrealized appreciation (depreciation) on foreign currency	—	—	—	—
Total accumulated earnings (deficit)	$(185)	$(2,234)	$1,650	$824

DECEMBER 31, 2013	75

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013 (UNAUDITED)

6. OTHER DERIVATIVE INFORMATION

At December 31, 2013, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives
		Statement of Assets	Fair Value	Statement of Assets	Fair Value
	Risk Exposure Category	and Liabilities Location	Amount	and Liabilities Location	Amount
Core Plus Bond (in thousands)	Foreign exchange contracts		$—	Realized loss on closed forward contracts	$657
	Total		$—		$657

Unconstrained Bond (in thousands)	Foreign exchange contracts		$—	Realized loss on closed forward contracts	$819
	Credit contracts	Premiums paid on open swap contracts	1,479	Premiums received on open swap contracts	7,718
		Unrealized appreciation on open swap contracts	770	Unrealized depreciation on open swap contracts	335
	Total		$2,249		$8,892

For the six months ended December 31, 2013, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

				Net Increase (Decrease)
			Net Realized	in Unrealized
			Gain(Loss) on	Appreciation/
			Derivatives	Depreciation on
			Recognized	Derivatives Recognized
	Risk Exposure Category	Derivative Instrument	in Income	in Income
Core Bond (in thousands)	Credit contracts	Swap contracts	$24	$(19)
	Total		$24	$(19)

Core Plus Bond (in thousands)	Foreign exchange contracts	Forward contracts	$(531)	$—
	Credit contracts	Swap contracts	45	(34)
	Total		$(486)	$(34)

Unconstrained Bond (in thousands)	Foreign exchange contracts	Forward contracts	$(724)	$237
	Interest rate contracts	Futures contracts	8,088	40
	Credit contracts	Swap contracts	2,158	299
	Total		$9,522	$576

See Note 1(b) regarding derivative financial instruments.

76	SCOUT FUNDS SEMI-ANNUAL REPORT

7. DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. As of December 31, 2013, the Funds did not hold any financial or derivative instruments that are offset or subject to enforceable master netting agreements (or related arrangements).

8. SUBSEQUENT EVENTS

Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during that period that materially impacted the amounts or disclosures in the Funds’ financial statements.

On January 8, 2014, the initial filing of an amendment to the Trust’s registration statement on Form N1-A was made in order to register the Scout Equity Opportunity Fund with the U.S. Securities and Exchange Commission. The Fund is expected to commence operations on March 28, 2014.

(Continued on next page)

DECEMBER 31, 2013	77

EXPENSE EXAMPLES

December 31, 2013 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of the following table under each Fund’s name titled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name titled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/13-
Fund	7/1/13	12/31/13	Ratio	12/31/13*
International:
Actual	$1,000.00	$1,114.90	1.0005%	$5.33
Hypothetical	1,000.00	1,019.96	1.0005	5.09
Emerging Markets:
Actual	1,000.00	1,035.20	1.4004	7.18
Hypothetical	1,000.00	1,017.94	1.4004	7.12
Global Equity:
Actual	1,000.00	1,135.60	1.3996	7.53
Hypothetical	1,000.00	1,017.94	1.3996	7.12
Mid Cap:
Actual	1,000.00	1,191.90	1.0166	5.62
Hypothetical	1,000.00	1,019.88	1.0166	5.18
Small Cap:
Actual	1,000.00	1,163.50	1.1070	6.04
Hypothetical	1,000.00	1,019.42	1.1070	5.63
Low Duration Bond:
Actual	1,000.00	1,014.90	0.3999	2.03
Hypothetical	1,000.00	1,022.98	0.3999	2.04
Core Bond – Institutional Class:
Actual	1,000.00	1,007.50	0.4000	2.02
Hypothetical	1,000.00	1,022.98	0.4000	2.04
Core Bond – Class Y:
Actual	1,000.00	1,006.40	0.8000	4.05
Hypothetical	1,000.00	1,020.97	0.8000	4.08
Core Plus Bond – Institutional Class:
Actual	1,000.00	1,012.10	0.4000	2.03
Hypothetical	1,000.00	1,022.98	0.4000	2.04
Core Plus Bond – Class Y:
Actual	1,000.00	1,010.00	0.7997	4.05
Hypothetical	1,000.00	1,020.97	0.7997	4.07
Unconstrained Bond – Institutional Class:
Actual	1,000.00	1,019.50	0.5003	2.55
Hypothetical	1,000.00	1,022.48	0.5003	2.55
Unconstrained Bond – Class Y:
Actual	1,000.00	1,017.40	0.7746	3.94
Hypothetical	1,000.00	1,021.10	0.7746	3.95
*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the six month period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).

78	SCOUT FUNDS SEMI-ANNUAL REPORT

GLOSSARY OF INVESTMENT TERMS

EQUITY FUNDS

Alpha is the measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the funds sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market.

Downside Capture is a statistical measure of an investment manager’s overall performance in down-markets. The downside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped.

EPS (earnings per share) is a rough measurement of the amount of a company’s profit that can be allocated to one share of its stock.

Market Cap is the total dollar market value of all of a company’s outstanding shares.

Price/Book Ratio is used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

R-squared reflects the percentage of a fund’s movement explained by movements in its benchmark.

Return On Equity amount of net income returned as a percentage of shareholders equity.

Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and risk-free return of 90-day Treasury Bills) to determine reward per unit of risk.

Standard Deviation is a calculation used to measure variability of a portfolio’s performance.

Turnover Ratio is the percentage of a mutual fund’s holdings that have been “turned over” or replaced with other holdings in a given year.

Upside Capture is a statistical measure of an investment manager’s overall performance in up-markets. The upside capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has risen.

12-Month Historical P/E ratio is the ratio of a stocks’ latest closing price to its per share earnings over the last 12 months.

BOND FUNDS

Average Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price.

Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.

30-Day SEC Yield is an annualized yield based on the most recent trailing 30 day period. This hypothetical income will differ (at times, significantly) from the fund's actual experience; as a result, income distributions from the fund may be higher or lower than implied by the SEC yield.

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DECEMBER 31, 2013	79

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PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout International Fund, the Scout Emerging Markets Fund, the Scout Global Equity Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout Low Duration Bond Fund, the Scout Core Bond Fund, the Scout Core Plus Bond Fund, and the Scout Unconstrained Bond Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

SCOUT INVESTMENTS

International & Global Funds

Scout International Fund (UMBWX)

Scout Emerging Markets Fund (SEMFX)

Scout Global Equity Fund (SCGLX)

Domestic Equity Funds

Scout Mid Cap Fund (UMBMX)

Scout Small Cap Fund (UMBHX)

Fixed Income Funds

Scout Low Duration Bond Fund (SCLDX)

Scout Core Bond Fund

Institutional Class (SCCIX)

Class Y (SCCYX)

Scout Core Plus Bond Fund

Institutional Class (SCPZX)

Class Y (SCPYX)

Scout Unconstrained Bond Fund

Institutional Class (SUBFX)

Class Y (SUBYX)

INVESTMENT ADVISOR

Scout Investments, Inc.

Kansas City, Missouri

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

Kansas City, Missouri

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

DISTRIBUTOR
UMB Distribution Services, LLC	P.O. Box 1241, Milwaukee, WI 53201-1241
Milwaukee, Wisconsin	1-800-996-2862
scoutfunds@scoutinv.com
TRANSFER AGENT	scoutfunds.com
UMB Fund Services, Inc.
Milwaukee, Wisconsin	SCOUT, SCOUT INVESTMENTS, the Scout design, and the Ribbon design – Reg. U.S. Tm. Off.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics as required by Item 2. Not applicable to semi-annual reports.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ Andrew J. Iseman
Andrew J. Iseman
Principal Executive Officer
February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew J. Iseman
Andrew J. Iseman
Principal Executive Officer
February 25, 2014

/s/ Scott A. Betz
Scott A. Betz
Principal Financial Officer
February 25, 2014